                                                                    EXhibit 99.1


[PREIT GRAPHIC OMITTED]                                                 PEI
                                                                       LISTED
                                                                        NYSE



                   PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

                        QUARTERLY SUPPLEMENTAL DISCLOSURE

                              (SEPTEMBER 30, 2004)

                                  WWW.PREIT.COM

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

                                TABLE OF CONTENTS

Company Information                                                            1
Timeline/Recent Developments                                                   2
Stock Information                                                              3
Market Capitalization and Capital Resources                                    4
Balance Sheet-Wholly Owned and JV Detail                                       5
Balance Sheet-Line of Business                                                 6
Income Statement-Wholly Owned and JV Detail -Quarterly
  Comparison                                                                   7
Income Statement-Line of Business- Quarterly Comparison                        8
Income Statement-Retail (Property Status) -Quarterly
  Comparison                                                                   9
Income Statement-Retail (Property Subtype) -Quarterly
  Comparison                                                                  10
FFO and FAD                                                                   11
Key Ratios                                                                    12
Property Debt Schedule-Wholly Owned                                           13
Property Debt Schedule-JV                                                     14
Debt Analysis                                                                 15
Debt Ratios                                                                   16
Portfolio Summary-Retail                                                   17A-C
Property Acquisitions/Dispositions- Quarterly Summary                         18
Property Development/Redevelopment Summary                                    19
Top Twenty Tenants Schedule                                                   20
Lease Expiration Schedule - Anchor Tenants                                    21
Lease Expiration Schedule - Non-Anchor Tenants                                22
New Lease/Renewal Summary and Analysis                                        23
Capital Expenditures                                                          24
Enclosed Mall-Summary and Occupancy                                           25
Enclosed Mall-Rent Summary                                                    26
Power Center- Summary and Occupancy                                           27
Strip Center- Summary and Occupancy                                           28
Retail Overall- Summary and Occupancy                                         29
Summary of Portfolio Services                                                 30
Flash Report                                                                  31

RECONCILIATION TO GAAP:
Balance Sheet-Reconciliation to GAAP                                          32
Income Statement-Reconciliation to GAAP -Quarterly                            33
Flash Report-Reconciliation to GAAP- Quarterly                                34
Definition page                                                               35


THIS QUARTERLY SUPPLEMENTAL DISCLOSURE CONTAINS CERTAIN "FORWARD-LOOKING STATEMENTS" THAT RELATE TO EXPECTATIONS, PROJECTIONS, ANTICIPATED EVENTS, TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS REFLECT PREIT'S CURRENT VIEWS ABOUT FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT'S BUSINESS IS SUBJECT TO UNCERTAINTIES REGARDING THE REVENUES, OPERATING EXPENSES, LEASING ACTIVITIES, OCCUPANCY RATES, AND OTHER COMPETITIVE FACTORS RELATING TO PREIT'S PORTFOLIO AND CHANGES IN LOCAL MARKET CONDITIONS AS WELL AS GENERAL ECONOMIC, FINANCIAL AND POLITICAL CONDITIONS, WHICH MAY CAUSE FUTURE EVENTS, ACHIEVEMENTS OR RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED BY THE FORWARD-LOOKING STATEMENTS. PREIT DISCLAIMS ANY DUTY TO UPDATE ANY FORWARD-LOOKING STATEMENTS SET FORTH IN THIS QUARTERLY SUPPLEMENTAL DISCLOSURE TO REFLECT NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. INVESTORS ARE ALSO DIRECTED TO CONSIDER THE RISKS DISCUSSED IN DOCUMENTS PREIT HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND, IN PARTICULAR, PREIT'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

COMPANY INFORMATION

                               PENNSYLVANIA REIT
                 200 South Broad Street, Philadelphia, PA 19102
                              http://www.preit.com

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers (approximately 31.0 million square feet) located in the eastern United States. PREIT's portfolio consists of 52 properties in 12 states. PREIT's portfolio includes 35 shopping malls, 13 strip and power centers and four industrial properties. PREIT is headquartered in Philadelphia, Pennsylvania.

RESEARCH COVERAGE

--------------------------------------------------------------------------
COMPANY                      ANALYST                    PHONE NUMBER
--------------------------------------------------------------------------
Green Street Advisors        Gregory R. Andrews         (949) 640-8780
                             Barbara M. Hoogland        (949) 640-8780
--------------------------------------------------------------------------
JP Morgan                    Michael W. Mueller         (212) 622-6689
                             Anthony Paolone            (212) 622-6682
                             Joshua Bederman            (212) 622-6530
--------------------------------------------------------------------------
Legg Mason Wood Walker       David M. Fick              (410) 539-0000
                             Nathan Isbee               (410) 454-4143
--------------------------------------------------------------------------
Lehman Brothers              David Shulman              (212) 526-3413
                             Alexander D. Goldfarb      (212) 526-5232
--------------------------------------------------------------------------
UBS                          Ian C. Weissman            (212) 713-8602
                             Keith A. Mills             (212) 713-3098
                             Frank Rybinski             (212) 713-2364
--------------------------------------------------------------------------


QUARTERLY EARNINGS SCHEDULE

PREIT's quarterly results will be announced in accordance with the following schedule:


--------------------------------------------------------------------------------
QUARTER                                                    2004          2003
--------------------------------------------------------------------------------
First Quarter                                           5/5/2004       5/14/2003
--------------------------------------------------------------------------------
Second Quarter                                          8/5/2004       8/11/2003
--------------------------------------------------------------------------------
Third Quarter                                           11/8/2004      11/5/2003
--------------------------------------------------------------------------------
Fourth Quarter                                         2/24/2005(1)    2/25/2004
--------------------------------------------------------------------------------
(1) Tentative dates.
--------------------------------------------------------------------------------


          Quarterly conference calls are arranged by KCSA Worldwide. To participate, please contact Evan Smith at (212) 896-1251.

                  For additional information, please contact:
                         Edward Glickman or Nurit Yaron
                             200 South Broad Street
                             Philadelphia, PA 19102
          (215) 875-0700 Phone (866) 875-0700 Toll Free (215) 546-7311
                           Fax yaronn@preit.com Email

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)


                          TIME LINE/RECENT DEVELOPMENTS


OCTOBER 29, 2004 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees declared a quarterly cash dividend of $0.54 per common share. PREIT also announced that its Board of Trustees has declared a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares.

OCTOBER 29, 2004 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the third quarter and nine months ended September 30, 2004 on Monday, November 8, 2004. It also announced that Management will hold a conference call on Monday, November 8, 2004 at 3:00PM ET to review the Company's third quarter and nine month results, market trends and future outlook.

OCTOBER 19, 2004 - Pennsylvania Real Estate Investment Trust announced that it has signed a binding agreement to acquire Orlando Fashion Square in Orlando, Florida, for approximately $123.5 million. The transaction is expected to be completed in the fourth quarter of 2004.

OCTOBER 11, 2004 - Pennsylvania Real Estate Investment Trust announced that it has reached an agreement with the owners of Cumberland Mall Associates to acquire Cumberland Mall in Vineland, New Jersey for approximately $59.5 million. The transaction is expected to be completed in the fourth quarter of 2004.

SEPTEMBER 28, 2004 - Pennsylvania Real Estate Investment Trust announced that it completed the sale of non-core malls for a sale price of approximately $110.7 million. The Company did not record a gain or loss from the sale. The net cash proceeds from the sale of the malls were approximately $108.5 million after closing costs and adjustments and were used to pay down PREIT's credit facility. The Company also announced that on August 31, 2004, it sold its 60% ownership interest in Rio Grande Mall, a 166,000 square feet strip center in Rio Grande, New Jersey, to an affiliate of its joint venture partner in this property, for net proceeds of $4.1 million. PREIT recorded a gain of approximately $1.5 million in the third quarter of 2004 from this transaction.

AUGUST 23, 2004 - Pennsylvania Real Estate Investment Trust announced that it has re-launched its website, www.preit.com.

AUGUST 5, 2004 - Pennsylvania Real Estate Investment Trust today announced its results for the second quarter and six months ended June 30, 2004. Net income available to common shareholders for the second quarter of 2004 was $0.21 per diluted share. FFO per common share and Operating Partnership unit ("share") for the second quarter of 2004 was $0.86, which was above the midpoint of the Company's guidance provided in May 2004.

AUGUST 5, 2004 - Pennsylvania Real Estate Investment Trust announced a redevelopment plan for Patrick Henry Mall in Newport News, VA. The 640,000 square foot center is currently anchored by Hecht's, JC Penney and two Dillard's department stores. The plan incorporates a March 2005 closing of the 65,000 square foot Dillard's Men's store, and an expansion of the second store by 26,000 square feet, to a 142,000 square foot Dillard's location.

JULY 30, 2004 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees declared a quarterly cash dividend of $0.54 per common share. PREIT also announced that its Board of Trustees has declared a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares.

JULY 30, 2004 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees elected Professor Stephen B. Cohen to serve PREIT as a Class B Trustee. The Board of Trustees also appointed Professor Cohen to serve as a member of the Audit Committee.

JULY 26, 2004 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the second quarter and six months ended June 30, 2004, on Thursday, August 5, 2004. It also announced that Management will hold a conference call on Thursday, August 5, 2004 at 3:00PM EDT to review the Company's second quarter and six month results, market trends and future outlook.

JULY 14, 2004 - Pennsylvania Real Estate Investment Trust announced that Wal-Mart Stores, Inc. will build a 147,550 square foot store at the Company's Echelon Mall in Voorhees, New Jersey.

NOTE: COPIES OF THE PRESS RELEASES ARE AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.PREIT.COM.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

STOCK INFORMATION

PREIT's common stock trades on the New York Stock Exchange (symbol: PEI).

PREIT's preferred stock trades on the New York Stock Exchange (symbol:
PEIPRA).


                                                                    Q3:9/30/04        Q2:6/30/04       Q1:3/31/04       CY:12/31/03
 ----------------------------------------------------------------------------------------------------------------------------------
High Price                                                               38.85             37.87            37.85             36.30
Low Price                                                                33.40             30.25            33.30             24.70
Close                                                                    38.66             34.25            37.66             36.30
Average Daily Trading Volume                                           122,095           181,397          220,144           109,892
Common Shares Outstanding at end of period                          36,094,567        35,938,306       35,778,863        35,544,265
O.P. Units                                                           4,429,030         4,444,030        3,834,714         3,691,516
                                                                     ---------         ---------        ---------         ---------
Fully Diluted Shares Outstanding                                    40,523,597        40,382,336       39,613,577        39,235,781
Weighted Avg. number of common shares outstanding                   35,695,353        35,516,772       35,403,257        20,389,577
Weighted Avg. effect of full conversion of O.P. units                4,435,878         4,028,892        3,836,144         2,303,449
                                                                     ---------         ---------        ---------         ---------
Wtd Avg. Common Shares Outstanding and O.P. Units                   40,131,231        39,545,664       39,239,401        22,693,026
Preferred Shares, Nominal Value                                 $  123,750,000    $  123,750,000   $  123,750,000    $  123,750,000
Market Value of Shares (based on closing price)                 $1,690,392,260    $1,506,845,008   $1,615,597,310    $1,548,008,850
------------------------------------------------------------------------------------------------------------------------------------


                                                                  Q3:9/30/03     CY 12/31/02    CY 12/31/01
-----------------------------------------------------------------------------------------------------------
High Price                                                             33.45           27.20          25.05
Low Price                                                              29.80           20.55          18.25
Close                                                                  33.45           26.00          23.20
Average Daily Trading Volume                                          96,738          41,495         39,463
Common Shares Outstanding at end of period                        23,480,595      16,697,119     15,876,084
O.P. Units                                                         2,056,861       1,763,318      1,753,580
                                                                   ---------       ---------      ---------
Fully Diluted Shares Outstanding                                  25,537,456      18,460,437     17,629,664
Weighted Avg. number of common shares outstanding                 19,488,367      16,162,327     14,656,711
Weighted Avg. effect of full conversion of O.P. units              2,049,112       1,804,779      1,869,383
                                                                   ---------       ---------      ---------
Wtd Avg. Common Shares Outstanding and O.P. Units                 21,537,479      17,967,106     16,526,094
Preferred Shares, Nominal Value
Market Value of Shares (based on closing price)                 $854,227,903    $479,971,362   $409,008,205
-----------------------------------------------------------------------------------------------------------




SHAREHOLDER INFORMATION


TEN LARGEST INSTITUTIONAL SHAREHOLDERS: COMMON SHARES HELD (1)        09/30/2004
                                                                      ----------
RREEF Real Estate Securities Advisers, L.P.                            3,981,970
Barclays Global Investors                                              1,658,267
ING Clarion Real Estate Securities                                     1,428,553
Vanguard Group, Inc.                                                   1,367,199
Urdang Investment Management, Inc.                                       756,600
State Street Global Advisors                                             737,063
Neuberger Berman, LLC                                                    660,450
ABP Investment U.S.,Inc                                                  550,000
J.P Morgan Investment Management Inc. (NY)                               532,161
K.G. Redding & Associates                                                443,500
TOTAL OF TEN LARGEST INSTITUTIONAL:                                   12,115,763
TOTAL OF ALL INSTITUTIONAL HOLDERS:                                   19,667,756
TEN LARGEST AS % OF TOTAL INSTITUTIONAL:                                   61.6%

(1) Based on 13F filings as of 9/30/04 or most recent filings.


(GRAPH OMITTED)


                                                                                             INTERIM NET
SHARE OWNERSHIP BY INSIDERS: SHARES HELD (INCLUDING O.P. UNITS,      AS OF      % OF        PURCHASES OF       AS OF        % OF
BENEFICIAL OWNERSHIP AND EXERCISABLE OPTIONS)                      4/1/04(1)   TOTAL (2)     SHARES (3)     12/31/03(4)   TOTAL (5)
                                                                   ---------   ---------    ------------    -----------   ---------
Mark Pasquerilla                                                   2,398,073      5.9%             1,000     2,397,073        6.1%
Ronald Rubin                                                         859,469      2.1%            20,621       838,848        2.1%
George F. Rubin                                                      434,925      1.1%            14,390       420,535        1.1%
Leonard I. Korman                                                    363,475      0.9%            50,690       312,785        0.8%
Edward A. Glickman                                                   225,856      0.6%            12,626       213,230        0.5%
Jonathan B. Weller                                                   165,736      0.4%            13,206       152,530        0.4%
Joseph F. Coradino                                                   125,043      0.3%            13,386       111,657        0.3%
Jeffrey A. Linn                                                       72,450      0.2%             3,094        69,356        0.2%
Douglas S. Grayson                                                    45,306      0.1%             3,154        42,152        0.1%
David J. Bryant                                                       24,894      0.1%             3,642        21,252        0.1%
Bruce Goldman                                                         16,499      0.0%             5,746        10,753        0.0%
Lee H. Javitch                                                        15,375      0.0%             3,250        12,125        0.0%
Rosemarie B. Greco                                                     9,375      0.0%             2,250         7,125        0.0%
Ira Lubert                                                             5,500      0.0%             2,250         3,250        0.0%
Donald Mazziotti                                                       1,985      0.0%               N/A           N/A        N/A
John J. Roberts                                                        1,000      0.0%               N/A           N/A        N/A
                                                                   ---------     -----       -----------     ---------       ----
   TOTAL (6)                                                       4,708,120     11.8%           149,305     4,560,889       11.6%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Source of Insider Ownership: Proxy dated April 29, 2004. Refer to footnotes in proxy for details on beneficial ownership.
(2) Based on fully diluted shares outstanding as of September 30, 2004.
(3) Includes purchases of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.
(4) Source of Insider Ownership: S-4 SEC filing dated October 1, 2003.
(5) Based on fully diluted shares outstanding as of December 31, 2003.
(6) In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in the total.


DISTRIBUTION INFORMATION


                               Q3:9/30/04    Q2:6/30/04     Q1:3/31/04    CY:12/31/03     Q3:9/30/03     CY 12/31/02    CY 12/31/01
-----------------------------------------------------------------------------------------------------------------------------------
Dividend per share            $     0.540   $     0.540    $     0.540   $      2.070    $     0.510    $      2.040   $      2.040
Annualized Dividend Yield(1)          5.6%          6.3%           5.7%           5.7%           6.1%            7.8%           8.8%
Capital Gain Pre-May 6                N/A           N/A            N/A          0.096              0    $      0.082   $      0.110
Capital Gain Post-May 5               N/A           N/A            N/A          0.213          0.055
Section 1250 Gain                     N/A           N/A            N/A          0.480          0.181    $          -   $      0.129
Return of Capital/Non-
 Taxable                              N/A           N/A            N/A          0.085          0.021    $      0.134   $          -
Qualified 5 Year Gain
 (incl. in cap. Gain)                 N/A           N/A            N/A            N/A            N/A    $          -   $          -
Ordinary Income                       N/A           N/A            N/A   $      1.196    $     0.253    $      1.824   $      1.801
------------------------------------------------------------------------------------------------------------------------------------

(1) Based on closing stock price for the period.



BREAKDOWN OF SHARE & UNIT                                                                                              % OF 9/30/04
OWNERSHIP: SHARES HELD                                                                      9/30/2004     9/30/03         TOTAL
                                                                                            ----------    ----------   ------------
Institutional (1)                                                                           19,667,756     7,354,860       48.5%
Retail (2)                                                                                  16,622,056    16,369,287       41.0%
Insiders (3)                                                                                 4,233,785     1,813,309       10.4%
                                                                                            ----------    ----------      ------
   TOTAL                                                                                    40,523,597    25,537,456      100.0%


(GRAPH OMITTED)


(1) Based on 13F filings as of 9/30/04 or most recent filings.
(2) Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3) Insider holdings as of 1/4/04. (Shares and O.P. Units only. Excludes 474,335 exercisable options).

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

MARKET CAPITALIZATION


                                                  SEPTEMBER 30,       JUNE 30,         MARCH 31,       DECEMBER 31,
                                                      2004              2004             2004              2003
                                                 --------------    --------------   --------------    --------------
EQUITY CAPITALIZATION
Shares Outstanding                                   36,094,567        35,938,306       35,778,863        35,544,265
O.P. Units Outstanding                                4,429,030         4,444,030        3,834,714         3,691,516
                                                 --------------    --------------   --------------    --------------
TOTAL Shares and O.P. Units                          40,523,597        40,382,336       39,613,577        39,235,781
Market Price (at end of period)                  $        38.66    $        34.25   $        37.66    $        36.30
Preferred Shares, Nominal Value                  $  123,750,000    $  123,750,000   $  123,750,000    $  123,750,000
EQUITY MARKET CAPITALIZATION                     $1,690,392,260    $1,506,845,008   $1,615,597,310    $1,548,008,850
DEBT CAPITALIZATION
Unsecured Debt Balance                           $  112,000,000    $  219,000,000   $  182,000,000    $  170,000,000
Secured Debt Balance                              1,366,090,242     1,376,148,003    1,386,313,775     1,396,262,538
                                                 --------------    --------------   --------------    --------------
DEBT CAPITALIZATION                              $1,478,090,242    $1,595,148,003   $1,568,313,775    $1,566,262,538
                                                 --------------    --------------   --------------    --------------
TOTAL MARKET CAPITALIZATION                      $3,168,482,502    $3,101,993,011   $3,183,911,085    $3,114,271,388
                                                 ==============    ==============   ==============    ==============
PREFERRED SHARES/TOTAL MARKET CAPITALIZATION                3.9%              4.0%             3.9%              4.0%
SHARES AND O.P. UNITS/TOTAL MARKET
  CAPITALIZATION                                           49.4%             44.6%            46.9%             45.7%
DEBT CAPITALIZATION/TOTAL MARKET
  CAPITALIZATION                                           46.6%             51.4%            49.3%             50.3%
EQUITY CAPITALIZATION/TOTAL MARKET
  CAPITALIZATION                                           53.4%             48.6%            50.7%             53.6%
UNSECURED DEBT BALANCE/TOTAL DEBT                           7.6%             13.7%            11.6%             10.9%

 [ ] PREFERRED SHARES/TOTAL MARKET
     CAPITALIZATION
 [ ] SHARES AND O.P. UNITS/TOTAL MARKET                 GRAPHIC           GRAPHIC          GRAPHIC           GRAPHIC
     CAPITALIZATION                                     OMMITED           OMMITED          OMMITED           OMMITED
 [ ] DEBT CAPITALIZATION/TOTAL MARKET
     CAPITALIZATION


                                                  SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                      2003              2002            2001
                                                 --------------    --------------   ------------
EQUITY CAPITALIZATION
Shares Outstanding                                   23,480,595        16,697,119     15,876,084
O.P. Units Outstanding                                2,056,861         1,763,318      1,753,580
                                                 --------------    --------------   ------------
TOTAL Shares and O.P. Units                          25,537,456        18,460,437     17,629,664
Market Price (at end of period)                  $        33.45    $        26.00   $      23.20
Preferred Shares, Nominal Value
EQUITY MARKET CAPITALIZATION                     $  854,227,903    $  479,971,362   $409,008,205
DEBT CAPITALIZATION
Unsecured Debt Balance                           $            -    $            -
Secured Debt Balance                                739,061,360       617,279,770    506,175,818
                                                 --------------    --------------   ------------
DEBT CAPITALIZATION                              $  739,061,360    $  617,279,770   $506,175,818
                                                 --------------    --------------   ------------
TOTAL MARKET CAPITALIZATION                      $1,593,289,263    $1,097,251,132   $915,184,023
                                                 ==============    ==============   ============
PREFERRED SHARES/TOTAL MARKET CAPITALIZATION
SHARES AND O.P. UNITS/TOTAL MARKET
  CAPITALIZATION                                           53.6%             43.7%         44.7%
DEBT CAPITALIZATION/TOTAL MARKET
  CAPITALIZATION                                           46.4%             56.3%         55.3%
EQUITY CAPITALIZATION/TOTAL MARKET
  CAPITALIZATION                                           53.6%             43.7%         44.7%
UNSECURED DEBT BALANCE/TOTAL DEBT                           0.0%              0.0%          0.0%

 [ ] PREFERRED SHARES/TOTAL MARKET
     CAPITALIZATION
 [ ] SHARES AND O.P. UNITS/TOTAL MARKET                 GRAPHIC           GRAPHIC        GRAPHIC
     CAPITALIZATION                                     OMMITED           OMMITED        OMMITED
 [ ] DEBT CAPITALIZATION/TOTAL MARKET
     CAPITALIZATION


CAPITAL RESOURCES

                                                  SEPTEMBER 30,       JUNE 30,         MARCH 31,       DECEMBER 31,
                                                      2004              2004             2004              2003
                                                 --------------    --------------   --------------    --------------
CASH ON HAND                                     $   35,824,104    $   32,002,089   $   37,024,603    $   46,883,041
LINE OF CREDIT CAPACITY (1)                      $  500,000,000    $  500,000,000   $  500,000,000    $  500,000,000
 Amount Used (includes letters of credit)          (114,124,533)     (220,195,000)    (183,195,000)     (170,500,000)
                                                 --------------    --------------   --------------    --------------
 Available LOC (2)                               $  385,875,467    $  279,805,000   $  316,805,000    $  329,500,000
SHELF REGISTRATION                               $1,000,000,000    $1,000,000,000   $1,000,000,000    $1,000,000,000
 Amount Used                                       (344,146,042)     (344,146,042)    (344,146,042)     (344,146,042)
                                                 --------------    --------------   --------------    --------------
 Available Shelf                                 $  655,853,958    $  655,853,958   $  655,853,958    $  655,853,958
                                                 --------------    --------------   --------------    --------------
TOTAL CAPITAL RESOURCES                          $1,077,553,529    $  967,661,047   $1,009,683,561    $1,032,236,999
                                                 ==============    ==============   ==============    ==============


                                                 SEPTEMBER 30,    DECEMBER 31,     DECEMBER 31,
                                                      2003            2002             2001
                                                 -------------    -------------   --------------
CASH ON HAND                                     $  43,512,963    $  18,628,137   $   16,242,450
LINE OF CREDIT CAPACITY (1)                      $ 200,000,000    $ 200,000,000   $  175,000,000
 Amount Used (includes letters of credit)             (673,671)    (131,473,671)    (100,168,659)
                                                 -------------    -------------   --------------
 Available LOC (2)                               $ 199,326,329    $  68,526,329   $   74,831,341
SHELF REGISTRATION                               $ 500,000,000    $ 500,000,000   $  200,000,000
 Amount Used                                      (344,146,042)    (155,977,292)    (148,925,000)
                                                 -------------    -------------   --------------
 Available Shelf                                 $ 155,853,958    $ 344,022,708   $   51,075,000
                                                 -------------    -------------   --------------
TOTAL CAPITAL RESOURCES                          $ 398,693,250    $ 431,177,174   $  142,148,791
                                                 =============    =============   ==============

(1) The unsecured revolving line of credit established in November 2003 gives PREIT the ability to increase the facility to $650 million under prescribed conditions.
(2) The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

BALANCE SHEET
(Wholly Owned vs. JVs)


                                                  ----------------------------------------------------------------
                                                                         SEPTEMBER 30, 2004
                                                  ----------------------------------------------------------------
                                                      PREIT         PREIT'S %        CORPORATE         COMBINED
                                                  WHOLLY OWNED      OF JVS (5)                          TOTAL
                                                  ----------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
 Retail Properties (1)                           $2,382,406,902    $131,428,634                -    $2,513,835,536
 Multifamily Properties                                       -               -                -                 -
 Industrial Properties                                2,504,211               -                -         2,504,211
 Land Held for Development                            9,542,722               -                -         9,542,722
 Construction In Progress                            21,905,523       1,693,762                -        23,599,285
                                                  ----------------------------------------------------------------
   TOTAL INVESTMENTS IN REAL ESTATE               2,416,359,358     133,122,396                -     2,549,481,754
 Accumulated Depreciation                          (132,819,645)    (31,124,661)               -      (163,944,306)
                                                  ----------------------------------------------------------------
Net Real Estate                                   2,283,539,713     101,997,735                -     2,385,537,448
                                                  ----------------------------------------------------------------
Advances to Partnerships and Joint Ventures                   -               -                                  -
                                                  ----------------------------------------------------------------
                                                  2,283,539,713     101,997,735                -     2,385,537,448
                                                  ----------------------------------------------------------------
Other Assets:
 Cash and Cash Equivalents                           13,607,397       5,423,522       16,793,185        35,824,104
 Rents and Other Receivables                         24,535,010       6,894,906        1,093,147        32,523,063
 Other assets held for sale (1)                       6,441,947               -                -         6,441,947
 Intangible Assets (2)                              151,473,409               -       11,801,252       163,274,661
 Deferred Costs, Prepaid Taxes & Exp. & Other
  Assets                                             41,626,021      11,015,165       16,972,315        69,613,501
                                                  ----------------------------------------------------------------
   TOTAL OTHER ASSETS                               237,683,784      23,333,593       46,659,899       307,677,276
                                                  ----------------------------------------------------------------
TOTAL ASSETS                                      2,521,223,497     125,331,328       46,659,899     2,693,214,724
                                                  ================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Mortgage Notes Payable                           1,197,089,339     108,055,084                -     1,305,144,423
 Mortgage Debt Premium (3)                           60,945,819               -                         60,945,819
 Bank Loans Payable                                           -               -      112,000,000       112,000,000
 Acquisition Term Loan & Unsecured Line of
  Credit                                                      -               -                -                 -
 Liabilities Related to Assets held for sale            707,595                                -           707,595
 Other Liabilities (4)                               49,680,235       2,772,090       28,578,718        81,031,043
                                                  ----------------------------------------------------------------
TOTAL LIABILITIES                                 1,308,422,988     110,827,174      140,578,718     1,559,828,880
                                                  ----------------------------------------------------------------

                                                  ----------------------------------------------------------------
Minority Interest                                     3,702,340               -      129,072,186       132,774,526
                                                  ----------------------------------------------------------------
Shareholders' Equity:
 Shares of Beneficial Interest at $1 Par                      -               -       36,094,566        36,094,566
 Preferred Shares $0.01 Par                                                               24,750            24,750
 Capital Contributed in Excess of Par                         -               -      892,853,369       892,853,369
 Restricted Stock                                             -               -       (8,593,279)       (8,593,279)
 Other Comprehensive Income                                   -               -       (1,830,568)       (1,830,568)
 Retained Earnings (Distributions in Excess
  of Net Income)                                              -               -       82,062,480        82,062,480
                                                  ----------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                    -               -    1,000,611,318     1,000,611,318
                                                  ----------------------------------------------------------------

                                                  ----------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $1,312,125,328    $110,827,174   $1,270,262,222    $2,693,214,724
                                                  ================================================================

                                                  ----------------------------------------------------------------
                                                                         DECEMBER 31, 2003
                                                  ----------------------------------------------------------------
                                                      PREIT         PREIT'S %        CORPORATE         COMBINED
                                                  WHOLLY OWNED      OF JVS (5)                          TOTAL
                                                  ----------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
 Retail Properties (1)                           $2,382,753,911    $133,107,107                -    $2,515,861,018
 Multifamily Properties                                       -               -                -                 -
 Industrial Properties                                2,504,211               -                -         2,504,211
 Land Held for Development                                    -               -                -                 -
 Construction In Progress                            20,230,813       1,506,178                -        21,736,991
                                                  ----------------------------------------------------------------
   TOTAL INVESTMENTS IN REAL ESTATE               2,405,488,935     134,613,285                -     2,540,102,220
 Accumulated Depreciation                           (78,416,266)    (31,652,085)               -      (110,068,351)
                                                  ----------------------------------------------------------------
Net Real Estate                                   2,327,072,669     102,961,200                -     2,430,033,869
                                                  ----------------------------------------------------------------
Advances to Partnerships and Joint Ventures                   -               -                                  -
                                                  ----------------------------------------------------------------
                                                  2,327,072,669     102,961,200                -     2,430,033,869
                                                  ----------------------------------------------------------------
Other Assets:
 Cash and Cash Equivalents                           13,580,334       3,905,956       29,396,751        46,883,041
 Rents and Other Receivables                         22,860,444       7,991,132        4,814,392        35,665,968
 Other assets held for sale (1)                      37,686,662                                -        37,686,662
 Intangible Assets (2)                              172,502,487                        9,041,888       181,544,375
 Deferred Costs, Prepaid Taxes & Exp. & Other
  Assets                                             41,095,944      11,942,821       14,319,950        67,358,715
                                                  ----------------------------------------------------------------
   TOTAL OTHER ASSETS                               287,725,871      23,839,909       57,572,981       369,138,761
                                                  ----------------------------------------------------------------
TOTAL ASSETS                                      2,614,798,540     126,801,109       57,572,981     2,799,172,630
                                                  ================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Mortgage Notes Payable                           1,211,192,636     109,581,659                -     1,320,774,295
 Mortgage Debt Premium (3)                           75,488,243               -                         75,488,243
 Bank Loans Payable                                           -               -      170,000,000       170,000,000
 Acquisition Term Loan & Unsecured Line of
  Credit                                                      -               -                -                 -
 Liabilities Related to Assets held for sale          5,840,385                                -         5,840,385
 Other Liabilities (4)                               46,107,438       4,110,496       40,566,634        90,784,568
                                                  ----------------------------------------------------------------
TOTAL LIABILITIES                                 1,338,628,702     113,692,155      210,566,634     1,662,887,491
                                                  ----------------------------------------------------------------

                                                  ----------------------------------------------------------------
Minority Interest                                     8,590,978               -      104,060,548       112,651,526
                                                  ----------------------------------------------------------------
Shareholders' Equity:
 Shares of Beneficial Interest at $1 Par                      -               -       35,544,280        35,544,280
 Preferred Shares $0.01 Par                                                               24,750            24,750
 Capital Contributed in Excess of Par                         -               -      877,444,615       877,444,615
 Restricted Stock                                             -               -       (3,195,777)       (3,195,777)
 Other Comprehensive Income                                   -               -       (2,005,840)       (2,005,840)
 Retained Earnings (Distributions in Excess
  of Net Income)                                              -               -      115,821,585       115,821,585
                                                  ----------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                    -               -    1,023,633,613     1,023,633,613
                                                  ----------------------------------------------------------------

                                                  ----------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $1,347,219,680    $113,692,155   $1,338,260,795    $2,799,172,630
                                                  ================================================================


                                                  --------------------------------------------------------------
                                                                        SEPTEMBER 30, 2003
                                                  --------------------------------------------------------------
                                                      PREIT         PREIT'S %       CORPORATE        COMBINED
                                                  WHOLLY OWNED      OF JVS (5)                        TOTAL
                                                  --------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
 Retail Properties (1)                           $1,143,102,938    $146,787,604              -    $1,289,890,542
 Multifamily Properties                                       -               -              -                 -
 Industrial Properties                                2,504,211               -              -         2,504,211
 Land Held for Development                                    -               -              -                 -
 Construction In Progress                            16,110,564       1,563,289              -        17,673,853
                                                  --------------------------------------------------------------
   TOTAL INVESTMENTS IN REAL ESTATE               1,161,717,713     148,350,893              -     1,310,068,606
 Accumulated Depreciation                           (60,922,254)    (36,454,134)             -      (97,376,388)
                                                  --------------------------------------------------------------
Net Real Estate                                   1,100,795,459     111,896,759              -     1,212,692,218
                                                  --------------------------------------------------------------
Advances to Partnerships and Joint Ventures                   -               -      1,200,000         1,200,000
                                                  --------------------------------------------------------------
                                                  1,100,795,459     111,896,759      1,200,000     1,213,892,218
                                                  --------------------------------------------------------------
Other Assets:
 Cash and Cash Equivalents                           10,042,912       5,113,326     28,356,725        43,512,963
 Rents and Other Receivables                         11,108,819       8,570,389      2,230,635        21,909,843
 Other assets held for sale (1)                               -               -              -                 -
 Intangible Assets (2)                               46,915,709                      9,041,888        55,957,597
 Deferred Costs, Prepaid Taxes & Exp. & Other
  Assets                                             32,647,874      12,102,884      8,979,808        53,730,566
                                                  --------------------------------------------------------------
   TOTAL OTHER ASSETS                               100,715,314      25,786,599     48,609,056       175,110,969
                                                  --------------------------------------------------------------
TOTAL ASSETS                                      1,201,510,773     137,683,358     49,809,056     1,389,003,187
                                                  ==============================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Mortgage Notes Payable                             599,292,496     118,525,862              -       717,818,358
 Mortgage Debt Premium (3)                           21,243,002                                       21,243,002
 Bank Loans Payable                                                                                            -
 Acquisition Term Loan & Unsecured Line of
  Credit                                                                      -              -                 -
 Liabilities Related to Assets held for sale            915,292          36,458              -           951,750
 Other Liabilities (4)                               25,504,728       4,429,363     12,458,923        42,393,014
                                                  --------------------------------------------------------------
TOTAL LIABILITIES                                   646,955,518     122,991,683     12,458,923       782,406,124
                                                  --------------------------------------------------------------

                                                  --------------------------------------------------------------
Minority Interest                                     5,991,467               -     58,270,123        64,261,590
                                                  --------------------------------------------------------------
Shareholders' Equity:
 Shares of Beneficial Interest at $1 Par                      -               -     23,480,595        23,480,595
 Preferred Shares $0.01 Par                                                                  -                 -
 Capital Contributed in Excess of Par                         -               -    407,738,529       407,738,529
 Restricted Stock                                             -               -     (3,901,106)      (3,901,106)
 Other Comprehensive Income                                   -               -     (1,928,590)      (1,928,590)
 Retained Earnings (Distributions in Excess
  of Net Income)                                              -               -    116,946,045       116,946,045
                                                  --------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                    -               -    542,335,473       542,335,473
                                                  --------------------------------------------------------------

                                                  --------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $  652,946,985    $122,991,683   $613,064,519    $1,389,003,187
                                                  ==============================================================

(1) Investment in real estate as of September 30, 2004 and December 31, 2003 includes $8,102,171 and $118,887,475, respectively relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represents intangible assets and current assets of the non-core properties.
(2) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.
(3) Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.
(4) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit JV Investments.
(5) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company's Equity in these properties.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

BALANCE SHEET (1)

(Line of Business)


                                                                             SEPTEMBER 30, 2004
                                       ------------------------------------------------------------------------------------------
                                                        POWER AND                      OTHER                          COMBINED
                                           MALLS      STRIP CENTERS  TOTAL RETAIL    PROPERTIES      CORPORATE          TOTAL
                                       ------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at
 cost (2)                             $2,201,466,423  $312,369,113  $2,513,835,536   $35,646,218   $            -  $2,549,481,754
                                       ==========================================================================================
Accumulated Depreciation                (118,323,088)  (43,506,827)   (161,829,915)   (2,114,391)               -    (163,944,306)
                                       ==========================================================================================
NET REAL ESTATE                        2,083,143,335   268,862,286   2,352,005,621    33,531,827                -   2,385,537,448
                                       ==========================================================================================
Investments in PREIT-RUBIN
Advances to Partnerships and Joint
  Ventures                                         -                             -             -                -               -
Advances to PREIT-RUBIN                                                          -
                                       ------------------------------------------------------------------------------------------
                                       2,083,143,335   268,862,286   2,352,005,621    33,531,827                -   2,385,537,448
                                       ------------------------------------------------------------------------------------------
 Allowance for Possible Losses                     -                                           -                -               -
                                       ------------------------------------------------------------------------------------------
                                       2,083,143,335   268,862,286   2,352,005,621    33,531,827                -   2,385,537,448
                                       ------------------------------------------------------------------------------------------
Other Assets:
Cash                                      15,834,332     3,196,587      19,030,919                     16,793,185      35,824,104
Other assets held for sale                 6,441,947                     6,441,947                              -       6,441,947
Intangible Assets (3)                    151,473,409                   151,473,409                     11,801,252     163,274,661
Other Assets, Net (4)                     47,464,010    24,494,001      71,958,011    12,113,091       18,065,462     102,136,564
                                       ------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                       221,213,698    27,690,588     248,904,286    12,113,091       46,659,899     307,677,276
                                       ------------------------------------------------------------------------------------------
TOTAL ASSETS                           2,304,357,033   296,552,874   2,600,909,907    45,644,918       46,659,899   2,693,214,724
                                       ==========================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Mortgage Notes Payable                1,200,459,167   104,685,256   1,305,144,423             -                -   1,305,144,423
 Mortgage Debt Premium (5)                59,512,588     1,433,231      60,945,819             -                       60,945,819
 Bank Loans Payable                                                              -             -      112,000,000     112,000,000
 Acquisition Term Loan & Unsecured
  Line of Credit                                   -                             -             -                -               -
 Construction Loans                                -             -               -             -                -               -
Liabilities Related to Assets held
  for sale                                   707,595                       707,595             -                -         707,595
Other Liabilities (6)                     44,109,107     4,680,136      48,789,243     3,663,082       28,578,718      81,031,043
                                       ------------------------------------------------------------------------------------------
TOTAL LIABILITIES                      1,304,788,457   110,798,623   1,415,587,080     3,663,082      140,578,718   1,559,828,880
                                       ------------------------------------------------------------------------------------------
Minority Interest                          3,702,340                     3,702,340             -      129,072,186     132,774,526
                                       ------------------------------------------------------------------------------------------
Shareholders' Equity:
 Shares of Beneficial Interest
  at $1 Par                                        -                             -             -       36,094,566      36,094,566
 Preferred Shares $0.01 Par                                                                                24,750          24,750
 Capital Contributed in Excess
  of Par                                           -                             -             -      892,853,369     892,853,369
 Restricted Stock                                  -                             -             -       (8,593,279)     (8,593,279)
Other Comprehensive Income                         -                             -             -       (1,830,568)     (1,830,568)
 Retained Earnings (Distributions
  in Excess of Net Income)                         -                             -             -       82,062,480      82,062,480
                                       ------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                         -             -               -             -    1,000,611,318   1,000,611,318
                                       ------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                              $1,308,490,797  $110,798,623  $1,419,289,420   $ 3,663,082   $1,270,262,222  $2,693,214,724
                                       ==========================================================================================



                                                                           DECEMBER 31, 2003
                                       ------------------------------------------------------------------------------------------
                                                        POWER AND                      OTHER                          COMBINED
                                           MALLS      STRIP CENTERS  TOTAL RETAIL    PROPERTIES      CORPORATE          TOTAL
                                       ------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at
 cost (2)                             $2,217,101,551  $298,759,467  $2,515,861,018   $24,241,202   $            -  $2,540,102,220
                                       ==========================================================================================
Accumulated Depreciation                 (68,469,015)  (39,522,565)   (107,991,580)   (2,076,771)               -    (110,068,351)
                                       ==========================================================================================
NET REAL ESTATE                        2,148,632,536   259,236,902   2,407,869,438    22,164,431                -   2,430,033,869
                                       ==========================================================================================
Investments in PREIT-RUBIN
Advances to Partnerships and Joint
 Ventures                                          -                             -             -                -               -
Advances to PREIT-RUBIN                                                          -
                                       ------------------------------------------------------------------------------------------
                                       2,148,632,536   259,236,902   2,407,869,438    22,164,431                -   2,430,033,869
                                       ------------------------------------------------------------------------------------------
 Allowance for Possible Losses                     -                                          -                -               -
                                       ------------------------------------------------------------------------------------------
                                       2,148,632,536   259,236,902   2,407,869,438    22,164,431                -   2,430,033,869
                                       ------------------------------------------------------------------------------------------
Other Assets:
Cash                                      13,158,371     4,327,918      17,486,289                     29,396,751      46,883,040
Other assets held for sale                37,686,662             -      37,686,662                                     37,686,662
Intangible Assets (3)                    172,502,487             -     172,502,487                      9,041,888     181,544,375
Other Assets, Net (4)                     42,915,526    24,994,311      67,909,837    15,980,505       19,134,342     103,024,684
                                       ------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                       266,263,046    29,322,229     295,585,275    15,980,505       57,572,981     369,138,761
                                       ------------------------------------------------------------------------------------------
TOTAL ASSETS                           2,414,895,582   288,559,131   2,703,454,713    38,144,936       57,572,981   2,799,172,630
                                       ==========================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Mortgage Notes Payable                1,231,569,258    89,205,037   1,320,774,295             -                -   1,320,774,295
 Mortgage Debt Premium (5)                75,488,243                    75,488,243                                     75,488,243
 Bank Loans Payable                                                              -                    170,000,000     170,000,000
 Acquisition Term Loan & Unsecured
  Line of Credit                                   -                             -             -                -               -
 Construction Loans                                -             -               -             -                -               -
Liabilities Related to Assets held
 for sale                                  5,840,385                     5,840,385             -                -       5,840,385
Other Liabilities (6)                     40,094,056     6,010,869      46,104,925     4,113,008       40,566,634      90,784,567
                                       ------------------------------------------------------------------------------------------
TOTAL LIABILITIES                      1,352,991,942    95,215,906   1,448,207,848     4,113,008      210,566,634   1,662,887,490
                                       ------------------------------------------------------------------------------------------
Minority Interest                          8,464,264       126,715       8,590,979             -      104,060,548     112,651,527
                                       ------------------------------------------------------------------------------------------
Shareholders' Equity:
 Shares of Beneficial Interest
  at $1 Par                                        -                             -             -       35,544,280      35,544,280
 Preferred Shares $0.01 Par                                                                               24,750          24,750
 Capital Contributed in Excess
  of Par                                           -                             -             -      877,444,615     877,444,615
 Restricted Stock                                  -                             -             -       (3,195,777)     (3,195,777)
Other Comprehensive Income                         -                             -             -       (2,005,840)     (2,005,840)
 Retained Earnings (Distributions
  in Excess of Net Income)                         -                             -             -      115,821,585     115,821,585
                                       ------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                         -             -               -             -    1,023,633,613   1,023,633,613
                                       ------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                              $1,361,456,206  $ 95,342,621  $1,456,798,827   $ 4,113,008   $1,338,260,795  $2,799,172,630
                                       ==========================================================================================



                                                                                 SEPTEMBER 30, 2003
                                                 ---------------------------------------------------------------------------------
                                                                                                                       COMBINED
                                                     RETAIL        MULTIFAMILY   OTHER PROPERTIES     CORPORATE          TOTAL
                                                 ---------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost (2)          $1,289,890,542    $        -       $20,178,064      $          -   $1,310,068,606
                                                 =================================================================================
Accumulated Depreciation                            (95,312,157)                     (2,064,231)                -     (97,376,388)
                                                 =================================================================================
NET REAL ESTATE                                   1,194,578,385             -        18,113,833                 -    1,212,692,218
                                                 =================================================================================
Investments in PREIT-RUBIN
Advances to Partnerships and Joint Ventures                   -             -                 -         1,200,000        1,200,000
Advances to PREIT-RUBIN
                                                 ---------------------------------------------------------------------------------
                                                  1,194,578,385             -        18,113,833         1,200,000    1,213,892,218
                                                 ---------------------------------------------------------------------------------
 Allowance for Possible Losses                                -             -                 -                 -                -
                                                 ---------------------------------------------------------------------------------
                                                  1,194,578,385             -        18,113,833         1,200,000    1,213,892,218
                                                 ---------------------------------------------------------------------------------
Other Assets:
Cash                                                 14,448,465       707,773                 -        28,356,725       43,512,963
Other assets held for sale                                                                                                       -
Intangible Assets (3)                                46,915,709                                         9,041,888       55,957,597
Other Assets, Net (4)                                53,567,903       469,242        10,392,821        11,210,443       75,640,409
                                                 ---------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                  114,932,077     1,177,015        10,392,821        48,609,056      175,110,969
                                                 ---------------------------------------------------------------------------------
TOTAL ASSETS                                      1,309,510,462     1,177,015        28,506,654        49,809,056    1,389,003,187
                                                 =================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Mortgage Notes Payable                             717,818,358             -                 -                 -      717,818,358
 Mortgage Debt Premium (5)                           21,243,002             -                 -                 -       21,243,002
 Bank Loans Payable                                           -             -                 -                 -                -
 Acquisition Term Loan & Unsecured Line of
  Credit                                                      -             -                 -                 -                -
 Construction Loans                                           -             -                 -                 -                -
Liabilities Related to Assets held for sale                   -       951,750                 -                 -          951,750
Other Liabilities (6)                                27,237,935             -         2,696,156        12,458,923       42,393,014
                                                 ---------------------------------------------------------------------------------
TOTAL LIABILITIES                                   766,299,295       951,750         2,696,156        12,458,923      782,406,124
                                                 ---------------------------------------------------------------------------------
Minority Interest                                     5,991,467                               -        58,270,123       64,261,590
                                                 ---------------------------------------------------------------------------------
Shareholders' Equity:
 Shares of Beneficial Interest at $1 Par                      -             -                 -        23,480,595       23,480,595
 Preferred Shares $0.01 Par
 Capital Contributed in Excess of Par                         -             -                 -       407,738,529      407,738,529
 Restricted Stock                                             -             -                 -        (3,901,106)     (3,901,106)
Other Comprehensive Income                                    -             -                 -        (1,928,590)     (1,928,590)
 Retained Earnings (Distributions in Excess
  of Net Income)                                              -             -                 -       116,946,045      116,946,045
                                                 ---------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                    -             -                 -       542,335,473      542,335,473
                                                 ---------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $  772,290,762    $  951,750       $ 2,696,156      $613,064,519   $1,389,003,187
                                                 =================================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
    The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.
(2) Investment in real estate as of September 30, 2004 and December 31, 2003 includes $8,102,171 and $118,887,475, respectively relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represents intangible assets and current assets of the non-core properties.
(3) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.
(4) Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships and Joint Ventures.
(5) Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.
(6) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit JV Investments.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

INCOME STATEMENT(1)
QUARTERLY COMPARISON

(Wholly Owned vs. JV)


                                                                    Q3 04
                                                           (3 MONTHS ENDED 9/30/04)
                                     ------------------------------------------------------------------------------------   -------
                                                                                                               COMBINED     TOTAL %
                                        WHOLLY OWNED              JVS                   CORPORATE               TOTAL        CHANGE
                                     ------------------------------------------------------------------------------------   -------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)       $ 65,449,814          $ 5,171,295          $           -                   70,621,109     95.9%
Straight-Lining of Base Rents          1,269,053                  853                      -                    1,269,906     65.9%
Percentage Rents                       1,820,100               53,063                      -                    1,873,163    243.9%
Expense Reimbursables                 32,088,954            1,335,661                                          33,424,615    113.0%
Lease Termination                      1,690,536                    -                      -                    1,690,536      N/A
Other Real Estate Revenues             2,254,180               18,637                      -                    2,272,817    173.4%
                                     ------------------------------------------------------------------------------------   -------
TOTAL REVENUES                       104,572,637     94%    6,579,509     6%   $           -            0%    111,152,146    106.1%
                                     ------------------------------------------------------------------------------------   -------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance             30,934,256            1,360,094                      -                   32,294,350    110.1%
Real Estate Taxes                      9,283,616              710,170                      -                    9,993,786     79.2%
                                     ------------------------------------------------------------------------------------   -------
TOTAL EXPENSES                        40,217,872     95%    2,070,264     5%               -            0%     42,288,136    101.9%
                                     ------------------------------------------------------------------------------------   -------
NET OPERATING INCOME                  64,354,765     93%    4,509,245     7%               -            0%     68,864,010    108.8%
                                     ====================================================================================   =======
OTHER INCOME (EXPENSES)
Management Company Revenue                     -                    -              1,831,296                    1,831,296     24.1%
Interest and Other Income                      -                    -                179,562                      179,562    -17.3%
GENERAL & ADMINISTRATIVE:
Corporate Payroll and Benefits                 -                    -             (7,335,945)                  (7,335,945)    71.6%
Other G&A Expenses                             -                    -             (4,199,168)                  (4,199,168)     3.7%
                                     ------------------------------------------------------------------------------------   -------
EARNINGS BEFORE INTEREST
  EXPENSES, TAXES, DEPRECIATION
  AND AMORTIZATION                    64,354,765    108%    4,509,245     8%     (9,524,255)          -16%     59,339,755    125.3%
                                     ====================================================================================   =======
Interest Expense (2)(3)              (17,062,052)          (2,010,883)            (2,066,196)                 (21,139,131)    84.4%
Depreciation & Amortization          (22,683,695)          (1,002,577)                     -                  (23,686,272)   131.6%
                                     ------------------------------------------------------------------------------------   -------
TOTAL OTHER INCOME (EXPENSES)        (39,745,747)          (3,013,460)            (2,066,196)                 (44,825,403)   106.6%
                                     ------------------------------------------------------------------------------------   -------
Gains (loss) on sales of
interests in Real Estate                                    1,529,183                      -                    1,529,183      N/A
                                     ------------------------------------------------------------------------------------   -------
Income before Minority Interest       24,609,018            3,024,968            (11,590,451)                  16,043,535     47.5%
                                     ------------------------------------------------------------------------------------   -------
Minority Interest in Properties          (53,268)                   -                                            (53,268)      N/A
Minority Interest of O.P.
Unitholders                                    -                    -             (1,525,300)                  (1,525,300)    54.2%
                                     ------------------------------------------------------------------------------------   -------
Income from Operations                24,555,750            3,024,968            (13,115,751)                  14,464,967     51.0%
                                     ------------------------------------------------------------------------------------   -------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                    -                                                   -      N/A
Minority Interest of O.P.
Unitholders                                                                         (197,095)                   (197,095)      N/A
Gain (loss) on Disposition of
Discontinued Operations                        -                    -                                                   -      N/A
                                     ------------------------------------------------------------------------------------   -------
TOTAL DISCONTINUED OPERATIONS                  -                    -               (197,095)                   (197,095)      N/A
                                     ------------------------------------------------------------------------------------   -------
Extraordinary item (Loss on
early extinguishment of debt)                                                              -                            -      N/A
                                     ------------------------------------------------------------------------------------   -------
NET INCOME                          $ 24,555,750    172%  $ 3,024,968    21%   $(13,312,846)          -93%   $ 14,267,872    -59.1%
                                     ====================================================================================   =======


                                                                                Q3 03
                                                                      (3 MONTHS ENDED 9/30/03)
                                                  ---------------------------------------------------------------------------------
                                                                                                                         COMBINED
                                                      WHOLLY OWNED              JVS                 CORPORATE             TOTAL
                                                  ---------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                     $ 29,575,266           $ 6,479,632          $           -           $  36,054,898
Straight-Lining of Base Rents                          685,050                80,188                      -                 765,238
Percentage Rents                                       469,398                75,212                      -                 544,610
Expense Reimbursables                               13,553,160             2,142,618                                     15,695,778
Lease Termination                                       29,393                     -                      -                  29,393
Other Real Estate Revenues                             652,773               178,531                      -                 831,304
                                                  ---------------------------------------------------------------------------------
TOTAL REVENUES                                      44,965,040    83%      8,956,181    17%   $           -      0%      53,921,221
                                                  ---------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                           12,890,086             2,480,268                      -              15,370,354
Real Estate Taxes                                    4,768,784               807,631                      -               5,576,415
                                                  ---------------------------------------------------------------------------------
TOTAL EXPENSES                                      17,658,870    84%      3,287,899   16%                -      0%      20,946,769
                                                  ---------------------------------------------------------------------------------
NET OPERATING INCOME                                27,306,170    83%      5,668,282   17%                -      0%      32,974,452
                                                  =================================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                                   -                     -              1,475,135               1,475,135
Interest and Other Income                                    -                     -                217,023                 217,023
GENERAL & ADMINISTRATIVE:
Corporate Payroll and Benefits                               -                     -             (4,274,156)            (4,274,156)
Other G&A Expenses                                           -                     -             (4,049,052)            (4,049,052)
                                                  ---------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND AMORTIZATION              27,306,170   104%      5,668,282   22%      (6,631,050)    -25%      26,343,402
                                                  =================================================================================
Interest Expense (2)(3)                             (8,314,940)           (3,150,646)                     -            (11,465,586)
Depreciation & Amortization                         (9,191,800)           (1,034,646)                                  (10,226,446)
                                                  ---------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                      (17,506,740)           (4,185,292)                     -            (21,692,032)
                                                  ---------------------------------------------------------------------------------
Gains (loss) on sales of interests in Real
Estate                                                       -             6,228,839                      -               6,228,839
                                                  ---------------------------------------------------------------------------------
Income before Minority Interest                      9,799,430             7,711,829             (6,631,050)             10,880,209
                                                  ---------------------------------------------------------------------------------
Minority Interest in Properties                       (310,751)                    -                      -               (310,751)
Minority Interest of O.P. Unitholders                        -                     -               (989,253)              (989,253)
                                                  ---------------------------------------------------------------------------------
Income from Operations                               9,488,679             7,711,829             (7,620,303)              9,580,205
                                                  ---------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                                   -                      -                       -
Minority Interest of O.P. Unitholders                                                            (2,382,461)            (2,382,461)
Gain (loss) on Disposition of Discontinued
Operations                                          27,725,759                                                           27,725,759
                                                  ---------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                       27,725,759                                   (2,382,461)             25,343,298
                                                  ---------------------------------------------------------------------------------
Extraordinary item (Loss on early
extinguishment of debt)                                                            -                      -                       -
                                                  ---------------------------------------------------------------------------------
NET INCOME                                        $ 37,214,438   107%    $ 7,711,829   22%    $(10,002,764)    -29%   $  34,923,503
                                                  =================================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2) Capitalized interest expense of $418,715 is not included in the quarter ended 9/30/04 and $324,187 is not included in the quarter ended 9/30/03.
(3) Interest expense from bank loans are classified as corporate in 2004.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

INCOME STATEMENT (1)
QUARTERLY COMPARISON
(Line of Business)


                                                                                   Q3 04
                                                                          (3 MONTHS ENDED 9/30/04)
                                      ---------------------------------------------------------------------------------------------
                                                                         OTHER                              COMBINED       TOTAL %
                                               RETAIL                  PROPERTIES          CORPORATE         TOTAL         CHANGE
                                      ---------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents                            $ 70,535,953             $    85,156            $          -        $ 70,621,109        95.5%
   Less Vacancies and Concessions                                        -                       -                   -          N/A
Straight-Lining of Base Rents            1,269,906                       -                       -           1,269,906        65.9%
Percentage Rents                         1,873,163                       -                       -           1,873,163       243.9%
Expense Reimbursables                   33,411,645                  12,970                                  33,424,615       113.0%
Lease Termination                        1,690,536                       -                       -           1,690,536         N/A
Other Real Estate Revenues               2,272,817                       -                       -           2,272,817       173.4%
                                      ---------------------------------------------------------------------------------------------
TOTAL REVENUES                         111,054,020      100%        98,126         0%            -      -  111,152,146       106.1%
                                      ---------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance               32,290,920                   3,430                       -          32,294,350       110.1%
Real Estate Taxes                        9,983,666                  10,120                       -           9,993,786        79.2%
                                      ---------------------------------------------------------------------------------------------
TOTAL EXPENSES                          42,274,586      100%        13,550         0%            -      -   42,288,136       101.9%
                                      ---------------------------------------------------------------------------------------------
NET OPERATING INCOME                    68,779,434      100%        84,576         0%            -      -   68,864,010       108.8%
                                      =============================================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                       -                       -               1,831,296           1,831,296        24.1%
Interest and Other Income                        -                       -                 179,562             179,562       -17.3%
GENERAL AND ADMINISTRATIVE:
Corporate Payroll and Benefits                   -                       -              (7,335,945)         (7,335,945)       71.6%
Other General & Administrative                   -                       -              (4,199,168)         (4,199,168)        3.7%
                                      ---------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND
  AMORTIZATION                          68,779,434      116%        84,576         0%   (9,524,255)   -16%  59,339,755       125.3%
                                      =============================================================================================
Interest Expense (2)(3)                (19,072,935)                      -              (2,066,196)        (21,139,131)       84.4%
Depreciation & Amortization            (23,673,732)                (12,540)                      -         (23,686,272)      131.6%
                                      ---------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)          (42,746,667)                (12,540)             (2,066,196)        (44,825,403)      106.6%
                                      ---------------------------------------------------------------------------------------------
Gains (loss) on sales of interests
  in Real Estate                         1,529,183                       -                       -           1,529,183          N/A
                                      ---------------------------------------------------------------------------------------------
Income before Minority Interest         27,561,950                  72,036             (11,590,451)         16,043,535        47.5%
                                      ---------------------------------------------------------------------------------------------
Minority Interest in Properties            (53,268)                      -                                     (53,268)
                                      ---------------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders            -                       -              (1,523,300)         (1,525,300)       54.2%
                                      ---------------------------------------------------------------------------------------------
Income from Operations                  27,508,682                  72,036             (13,115,751)         14,464,967        51.0%
                                      ---------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                         -                       -                   -          N/A
Minority Interest of O.P. Unitholders                                                     (197,095)           (197,095)         N/A
Gain (loss) on Disposition of
  Discontinued Operations                        -          -                                                                   N/A
                                      ---------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                    -                       -                (197,095)           (197,095)         N/A
                                      ---------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                        -                       -                       -                   -          N/A
                                      ---------------------------------------------------------------------------------------------
NET INCOME                            $ 27,508,682      193%   $    72,036         1% $(13,312,846)   -93% $ 14,267,872       -59.1%
                                      =============================================================================================



                                                                                 Q3 03
                                                                        (3 MONTHS ENDED 9/30/03)
                                       ---------------------------------------------------------------------------------------------
                                                                                      OTHER                               COMBINED
                                               RETAIL           MULTIFAMILY        PROPERTIES           CORPORATE          TOTAL
                                       --------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents                             $ 34,709,773         $ 1,336,316         $ 85,156      $           -            $ 36,131,245
 Less Vacancies and Concessions                   -             (76,347)               -                  -                 (76,347)
Straight-Lining of Base Rents               765,238                   -                -                  -                 765,238
Percentage Rents                            544,610                   -                -                  -                 544,610
Expense Reimbursables                    15,693,153                   -            2,625                  -              15,695,778
Lease Termination                            27,129               2,264                -                                     29,393
Other Real Estate Revenues                  761,961              69,343                -                  -                 831,304
                                       --------------------------------------------------------------------------------------------
TOTAL REVENUES                           52,501,864    97%    1,331,576    2%     87,781   0%             -        -     53,921,221
                                       ---------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                14,731,058             636,314            2,982                  -              15,370,354
Real Estate Taxes                         5,499,341              76,172              902                  -               5,576,415
                                       --------------------------------------------------------------------------------------------
TOTAL EXPENSES                           20,230,399    97%      712,486    3%      3,884   0%             -        -     20,946,769
                                       --------------------------------------------------------------------------------------------
NET OPERATING INCOME                     32,271,465    98%      619,090    2%     83,897   0%             -        -     32,974,452
                                       ============================================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                        -                   -                -          1,475,135               1,475,135
Interest and Other Income                         -                   -                -            217,023                 217,023
GENERAL AND ADMINISTRATIVE:                                                                               -                       -
Corporate Payroll and Benefits                    -                   -                -         (4,274,156)             (4,274,156)
Other General & Administrative                    -                   -                -         (4,049,052)             (4,049,052)
                                       --------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES,
  TAXES, DEPRECIATION AND
  AMORTIZATION                           32,271,465   123%      619,090    2%     83,897   0%   (6,631,050)      -25%    26,343,402
                                       ============================================================================================
Interest Expense (2)(3)                 (11,243,044)           (222,542)               -                  -             (11,465,586)
Depreciation & Amortization             (10,213,658)                  -          (12,788)                 -             (10,226,446)
                                       --------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)           (21,456,702)           (222,542)         (12,788)                 -             (21,692,032)
                                       --------------------------------------------------------------------------------------------
Gains (loss) on sales of interests
  in Real Estate                                  -           6,228,839                                   -               6,228,839
                                       --------------------------------------------------------------------------------------------
Income before Minority Interest          10,814,763           6,625,387           71,109         (6,631,050)             10,880,209
                                       --------------------------------------------------------------------------------------------
Minority Interest in Properties            (310,751)                                                                       (310,751)
                                       --------------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders             -                   -                -           (989,253)               (989,253)
                                       --------------------------------------------------------------------------------------------
Income from Operations                   10,504,012           6,625,387           71,109         (7,620,303)              9,580,205
                                       --------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                      -                -                  -                       -
Minority Interest of O.P. Unitholders             -                   -                -         (2,382,461)             (2,382,461)
Gain (loss) on Disposition of
  Discontinued Operations                         -          27,725,759                -                  -              27,725,759
                                       --------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                     -          27,725,759                -         (2,382,461)             25,343,298
                                       --------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                         -                   -                -                  -                       -
                                       --------------------------------------------------------------------------------------------
NET INCOME                             $ 10,504,012    30%  $34,351,146   98%   $ 71,109   0% $(10,002,764)      -29%  $ 34,923,503
                                       ============================================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2) Capitalized interest expense of $418,715 is not included in the quarter ended 9/30/04 and $324,187 is not included in the quarter ended 9/30/03.
(3) Interest expense from bank loans are classified as corporate in 2004.
NOTE:   RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON
(Property Status)


                                                                  Q3 04
                                                         (3 MONTHS ENDED 9/30/04)
                                          -----------------------------------------------------------------------------------------
                                           COMBINED                                                 % CHANGE    % CHANGE   % CHANGE
                                             TOTAL               WO                   JVS             TOTAL        WO         JVS
                                          -----------------------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                               $ 70,535,953    $ 65,364,658          $ 5,171,295            103.2%     128.9%      -15.9%
Straight-Lining of Base Rents               1,269,906       1,269,053                  853             65.9%      85.2%      -98.9%
Percentage Rents                            1,873,163       1,820,100               53,063            243.9%     287.8%      -29.4%
Expense Reimbursables                      33,411,645      32,075,984            1,335,661            112.9%     136.7%      -37.7%
Lease Termination and Other Income          1,690,536       1,690,536                    -               N/A        N/A         N/A
Other Real Estate Revenues                  2,272,817       2,254,180               18,637            198.3%     281.3%      -89.1%
                                          -----------------------------------------------------------------------------------------
TOTAL REVENUES                            111,054,020     104,474,511    94%     6,579,509     6%     111.5%     138.1%      -23.6%
                                          -----------------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                  32,290,920      30,930,826            1,360,094            119.2%     148.7%      -40.7%
Real Estate Taxes                           9,983,666       9,273,496              710,170             81.5%      96.3%       -8.2%
                                          -----------------------------------------------------------------------------------------
Total Operating Expenses                   42,274,586      40,204,322    95%     2,070,264     5%     109.0%     134.2%      -32.5%
                                          =========================================================================================
NET OPERATING INCOME                       68,779,434      64,270,189    93%     4,509,245     7%     113.1%     140.5%      -18.8%
                                          =========================================================================================
OTHER INCOME (EXP.)
Interest Expense                          (19,072,935)    (17,062,052)          (2,010,883)            69.6%     109.5%      -35.1%
Depreciation & Amortization               (23,673,732)    (22,671,155)          (1,002,577)           131.8%     147.0%       -3.1%
                                          -----------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                 (42,746,667)    (39,733,207)          (3,013,460)            99.2%     129.4%      -27.1%
                                          -----------------------------------------------------------------------------------------
Gains (loss) on sales of int. in R.E        1,529,183               -            1,529,183               N/A        N/A         N/A
                                          -----------------------------------------------------------------------------------------
Income before Minority Int.                27,561,950      24,536,982            3,024,968            154.9%     161.1%      113.3%
                                          -----------------------------------------------------------------------------------------
Minority Interest in Properties               (53,268)        (53,268)                                -82.9%     -82.9%         N/A
                                          -----------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:                                                                 -
                                          -----------------------------------------------------------------------------------------
Income from Disposed Real Estate                    -                                    -               N/A        N/A         N/A
                                          -----------------------------------------------------------------------------------------
Gain (loss) on Disposition of
  Discontinued Operations                           -               -                    -               N/A        N/A         N/A
                                          -----------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                       -               -                                    N/A        N/A         N/A
                                          -----------------------------------------------------------------------------------------
Extraordinary item (Loss on
  early extinguishments of debt)                    -               -                    -               N/A        N/A         N/A
                                          -----------------------------------------------------------------------------------------
NET INCOME                               $ 27,508,682    $ 24,536,982    89%   $ 3,024,968    11%     161.9%     170.1%      113.3%
                                          =========================================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.


                                                                                                     Q3 03
                                                                                           (3 MONTHS ENDED 9/30/03)
                                                                           --------------------------------------------------------
                                                                             COMBINED
                                                                              TOTAL                WO                           JVS
                                                                           --------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                                                 $ 34,709,773   $ 28,561,011           $  6,148,762
Straight-Lining of Base Rents                                                   765,238        685,050                 80,188
Percentage Rents                                                                544,610        469,398                 75,212
Expense Reimbursables                                                        15,693,153     13,550,535              2,142,618
Lease Termination and Other Income                                               27,129         27,129                      -
Other Real Estate Revenues                                                      761,961        591,246                170,715
                                                                           --------------------------------------------------------
TOTAL REVENUES                                                               52,501,864     43,884,369     84%      8,617,495   16%
                                                                           --------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                                    14,731,058     12,437,946              2,293,112
Real Estate Taxes                                                             5,499,341      4,725,346                773,995
                                                                           --------------------------------------------------------
Total Operating Expenses                                                     20,230,399     17,163,292     85%      3,067,107   15%
                                                                           ========================================================
NET OPERATING INCOME                                                         32,271,465     26,721,077     83%      5,550,388   17%
                                                                           ========================================================
OTHER INCOME (EXP.)
Interest Expense                                                            (11,243,044)    (8,145,244)           (3,097,800)
Depreciation & Amortization                                                 (10,213,658)    (9,179,012)           (1,034,646)
                                                                           --------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                                   (21,456,702)   (17,324,256)           (4,132,446)
                                                                           --------------------------------------------------------
Gains (loss) on sales of int. in R.E                                                  -              -                      -
                                                                           --------------------------------------------------------
Income before Minority Int.                                                  10,814,763      9,396,821              1,417,942
                                                                           --------------------------------------------------------
Minority Interest in Properties                                                (310,751)      (310,751)                     -
                                                                           --------------------------------------------------------
DISCONTINUED OPERATIONS:                                                              -
                                                                           --------------------------------------------------------
Income from Disposed Real Estate                                                      -
                                                                           --------------------------------------------------------
Gain (loss) on Disposition of
  Discontinued Operations
                                                                           --------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                                         -              -                      -
                                                                           --------------------------------------------------------
Extraordinary item (Loss on
  early extinguishments of debt)                                                      -              -                      -
                                                                           --------------------------------------------------------
NET INCOME                                                                 $ 10,504,012   $  9,086,070     87%   $  1,417,942   13%
                                                                           ========================================================

SAME STORE COMPARISON


                                                                                        Q3 04
                                                                              (3 MONTHS ENDED 9/30/04)
                                                       ----------------------------------------------------------------------------
                                                         COMBINED
                                                          TOTAL           SAME                   NEW                 REDEV
                                                       ----------------------------------------------------------------------------
Base Rents                                             $ 70,535,953   $ 30,490,740          $ 37,767,097          $ 2,202,072
Straight-Lining of Base Rents                             1,269,906        328,156               930,658               12,129
Percentage Rents                                          1,873,163        438,987             1,307,831              126,345
Expense Reimbursables                                    33,411,645     14,441,445            17,438,279            1,508,529
Lease Termination                                         1,690,536      1,579,492               111,044                    -
Other Real Estate Revenues                                2,272,817        707,317             1,444,029              121,471
                                                       ----------------------------------------------------------------------------
TOTAL REVENUES                                          111,054,020     47,986,137    43%     58,998,938    53%     3,970,546    4%
                                                       ----------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                32,290,920     12,195,309            19,139,887              949,779
Real Estate Taxes                                         9,983,666      4,586,370             5,123,509              260,253
                                                       ----------------------------------------------------------------------------
Total Operating Expenses                                 42,274,586     16,781,678    40%     24,263,395    57%     1,210,032    3%
                                                       ============================================================================
NET OPERATING INCOME                                     68,779,434     31,204,459    45%     34,735,543    51%     2,760,514    4%
                                                       ============================================================================
OTHER INCOME (EXP.)
Interest Expense                                        (19,072,935)    (8,406,114)           (9,891,052)            (775,769)
Depreciation & Amortization                             (23,673,732)    (9,909,805)          (13,291,311)            (436,280)
                                                       ----------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                               (42,746,667)   (18,315,919)          (23,182,363)          (1,212,049)
                                                       ----------------------------------------------------------------------------
Gain (loss) on sales of int. in R.E.                      1,529,183              -                     -                    -
                                                       ----------------------------------------------------------------------------
Income before Minority Int.                              27,561,950     12,888,540            11,553,180            1,548,465
                                                       ----------------------------------------------------------------------------
Minority Interest in Properties                             (53,268)                             (53,268)
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                  -              -                     -                    -
Gain (loss) on Disposition of
  Discontinued Operations                                         -              -                     -                    -
                                                       ----------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                     -              -
                                                       ----------------------------------------------------------------------------
Extraordinary item (Loss on
  early extinguishment of debt)                                   -              -                     -                    -
                                                       ----------------------------------------------------------------------------
NET INCOME                                             $ 27,508,682   $ 12,888,540    47%   $ 11,499,912    42%   $ 1,548,465    6%
                                                       ============================================================================


                                                         ------------------------------
                                                                              % CHANGE
                                                            DIVEST           SAME STORE
                                                         ------------------------------
Base Rents                                               $   76,044             -0.8%
Straight-Lining of Base Rents                                (1,037)           -52.0%
Percentage Rents                                                  -              1.1%
Expense Reimbursables                                        23,393              8.0%
Lease Termination                                                 -               N/A
Other Real Estate Revenues                                        -             49.5%
                                                         ------------------------------
TOTAL REVENUES                                               98,400    0%        4.9%
                                                         ------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                     5,946             -2.7%
Real Estate Taxes                                            13,535             -9.2%
                                                         ------------------------------
Total Operating Expenses                                     19,481    0%       -4.6%
                                                         ==============================
NET OPERATING INCOME                                         78,919    0%       10.8%
                                                         ==============================
OTHER INCOME (EXP.)
Interest Expense                                                  -             -9.3%
Depreciation & Amortization                                 (36,337)             9.5%
                                                         ------------------------------
TOTAL OTHER INCOME (EXP.)                                   (36,337)            -0.1%
                                                         ------------------------------
Gain (loss) on sales of int. in R.E.                      1,529,183               N/A
                                                         ------------------------------
Income before Minority Int.                               1,571,765             31.1%
                                                         ------------------------------
Minority Interest in Properties
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                  -               N/A
Gain (loss) on Disposition of
  Discontinued Operations                                         -               N/A
                                                         ------------------------------
TOTAL DISCONTINUED OPERATIONS                                                     N/A
                                                         ------------------------------
Extraordinary item (Loss on
  early extinguishment of debt)                                   -               N/A
                                                         ------------------------------
NET INCOME                                               $1,571,765    6%       35.4%
                                                         ==============================


                                                                              Q3 03
                                                                    (3 MONTHS ENDED 9/30/03)
                                           ----------------------------------------------------------------------------------------
                                            COMBINED
                                              TOTAL           SAME                  NEW                 REDEV               DIVEST
                                           ----------------------------------------------------------------------------------------
Base Rents                                $ 34,709,773    $ 30,745,210          $ 1,749,382          $ 2,090,398          $ 124,783
Straight-Lining of Base Rents                  765,238         683,469               41,133               42,395             (1,759)
Percentage Rents                               544,610         434,415              (16,360)             126,555                  -
Expense Reimbursables                       15,693,153      13,375,916            1,324,243              937,843             55,151
Lease Termination                               27,129          27,129                    -                    -                  -
Other Real Estate Revenues                     761,961         473,020              180,493              108,448                  -
                                           ----------------------------------------------------------------------------------------
TOTAL REVENUES                              52,501,864      45,739,159   87%      3,278,891    6%      3,305,639    6%      178,175
                                           ----------------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                   14,731,058      12,531,102            1,197,989              960,361             41,606
Real Estate Taxes                            5,499,341       5,053,378              191,071              236,912             17,980
                                           ----------------------------------------------------------------------------------------
Total Operating Expenses                    20,230,399      17,584,480   87%      1,389,060    7%      1,197,273    6%       59,586
                                           ========================================================================================
NET OPERATING INCOME                        32,271,465      28,154,679   87%      1,889,831    6%      2,108,366    7%      118,589
                                           ========================================================================================
OTHER INCOME (EXP.)
Interest Expense                           (11,243,044)     (9,273,022)          (1,184,423)            (785,599)                 -
Depreciation & Amortization                (10,213,658)     (9,053,941)            (443,316)            (659,919)           (56,482)
                                           ----------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                  (21,456,702)    (18,326,963)          (1,627,739)          (1,445,518)           (56,482)
                                           ----------------------------------------------------------------------------------------
Gain (loss) on sales of int. in R.E.                 -                                    -                    -
                                           ----------------------------------------------------------------------------------------
Income before Minority Int.                 10,814,763       9,827,716              262,092              662,848             62,107
                                           ----------------------------------------------------------------------------------------
Minority Interest in Properties               (310,751)       (310,751)                   -                    -                  -
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                     -                    -                    -                  -
Gain (loss) on Disposition of
  Discontinued Operations
                                           ----------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                        -                                                                       62,107
                                           ----------------------------------------------------------------------------------------
Extraordinary item (Loss on
  early extinguishment of debt)                      -               -                    -                    -                  -
                                           ----------------------------------------------------------------------------------------
NET INCOME                                $ 10,504,012    $  9,516,965   91%    $   262,092    2%    $   662,848    6%    $  62,107
                                           ========================================================================================

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON
(Property Subtype)


                                                                                        Q3 04
                                                                              (3 MONTHS ENDED 9/30/04)
                                                        --------------------------------------------------------------------------
                                                          COMBINED       ENCLOSED               POWER                STRIP
                                                           TOTAL           MALL                 CENTER              CENTER
                                                        --------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                              $ 70,535,953   $ 62,371,864          $ 6,626,030          $1,538,059
Straight-Lining of Base Rents                              1,269,906      1,101,917              168,125                (136)
Percentage Rents                                           1,873,163      1,840,385               32,778                   -
Expense Reimbursables                                     33,411,645     32,034,613            1,005,232             371,800
Lease Termination and Other Income                         1,690,536        190,536            1,500,000                   -
Other Real Estate Revenues                                 2,272,817      2,259,522                9,426               3,869
                                                        --------------------------------------------------------------------------
TOTAL REVENUES                                           111,054,020     99,798,837    90%     9,341,591     8%    1,913,592    2%
                                                        --------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                 32,290,920     31,295,781              668,810             326,329
Real Estate Taxes                                          9,983,666      9,057,824              715,430             210,412
                                                        --------------------------------------------------------------------------
Total Operating Expenses                                  42,274,586     40,353,605    95%     1,384,240     3%      536,741    1%
                                                        ==========================================================================
NET OPERATING INCOME                                      68,779,434     59,445,232    86%     7,957,351    12%    1,376,851    2%
                                                        ==========================================================================
OTHER INCOME (EXP.)
Interest Expense                                         (19,072,935)   (17,418,870)          (1,617,897)            (36,168)
Depreciation & Amortization                              (23,673,732)   (21,067,670)          (2,099,910)           (506,152)
                                                        --------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                (42,746,667)   (38,486,540)          (3,717,807)           (542,320)
                                                        --------------------------------------------------------------------------
Gains (loss) on sales of int. in R.E.                      1,529,183              -                    -           1,529,183
                                                        --------------------------------------------------------------------------
Income before Minority Int.                               27,561,950     20,958,692            4,239,544           2,363,714
                                                        --------------------------------------------------------------------------
Minority Interest in Properties                              (53,268)       (53,268)                   -                   -
                                                        --------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
                                                        --------------------------------------------------------------------------
Income from Disposed Real Estate                                   -              -                    -
                                                        --------------------------------------------------------------------------
Gain (loss) on Disposition of
  Discontinued Operations                                          -
                                                        --------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                      -              -                    -                   -
                                                        --------------------------------------------------------------------------
Extraordinary item (Loss on
  early extinguishment of debt)                                    -              -                    -                   -
                                                        --------------------------------------------------------------------------
NET INCOME                                              $ 27,508,682   $ 20,905,424    76%   $ 4,239,544    15%   $2,363,714    9%
                                                        ==========================================================================


                                                          ------------------------------------------------------
                                                         % CHANGE      % CHANGE        % CHANGE       % CHANGE
                                                           TOTAL     ENCLOSED MALL   POWER CENTER   STRIP CENTER
                                                          ------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                                 103.2%        134.6%            0.7%          -0.5%
Straight-Lining of Base Rents                               65.9%         90.8%            3.4%        -100.5%
Percentage Rents                                           243.9%        280.3%          -46.0%            N/A
Expense Reimbursables                                      112.9%        127.5%          -13.4%         -17.8%
Lease Termination and Other Income                            N/A           N/A             N/A            N/A
Other Real Estate Revenues                                 198.3%        207.6%          -60.4%           5.7%
                                                          ------------------------------------------------------
TOTAL REVENUES                                             111.5%        134.9%           17.0%          -5.6%
                                                          ------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                  119.2%        129.0%          -11.9%           5.9%
Real Estate Taxes                                           81.5%         97.8%           -0.6%           5.6%
                                                          ------------------------------------------------------
Total Operating Expenses                                   109.0%        121.2%           -6.4%           5.8%
                                                          ======================================================
NET OPERATING INCOME                                       113.1%        145.2%           22.3%          -9.4%
                                                          ======================================================
OTHER INCOME (EXP.)
Interest Expense                                            69.6%        102.3%          -37.7%          -3.1%
Depreciation & Amortization                                131.8%        168.0%            9.4%          16.8%
                                                          ------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                   99.2%        133.7%          -17.6%          15.2%
                                                          ------------------------------------------------------
Gains (loss) on sales of int. in R.E.                         N/A           N/A             N/A            N/A
                                                          ------------------------------------------------------
Income before Minority Int.                                154.9%        169.7%          112.6%         125.3%
                                                          ------------------------------------------------------
Minority Interest in Properties                            -82.9%        -82.9%             N/A            N/A
                                                          ------------------------------------------------------
DISCONTINUED OPERATIONS:
                                                          ------------------------------------------------------
Income from Disposed Real Estate                              N/A           N/A             N/A            N/A
                                                          ------------------------------------------------------
Gain (loss) on Disposition of
  Discontinued Operations                                     N/A           N/A             N/A            N/A
                                                          ------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                 N/A           N/A             N/A            N/A
                                                          ------------------------------------------------------
Extraordinary item (Loss on
  early extinguishment of debt)                               N/A           N/A             N/A            N/A
                                                          ------------------------------------------------------
NET INCOME                                                 161.9%        180.2%          112.6%         125.3%
                                                          ======================================================


                                                                                    Q3 03
                                                                            (3 MONTHS ENDED 9/30/03)
                                                         --------------------------------------------------------------------------
                                                           COMBINED       ENCLOSED               POWER               STRIP
                                                            TOTAL           MALL                CENTER               CENTER
                                                         --------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                               $ 34,709,773   $ 26,583,847          $ 6,579,724          $1,546,202
Straight-Lining of Base Rents                                 765,238        577,623              162,538              25,077
Percentage Rents                                              544,610        483,902               60,708                   -
Expense Reimbursables                                      15,693,153     14,080,371            1,160,230             452,552
Lease Termination and Other Income                             27,129         27,129                    -                   -
Other Real Estate Revenues                                    761,961        734,498               23,801               3,662
                                                         --------------------------------------------------------------------------
TOTAL REVENUES                                             52,501,864     42,487,370    81%     7,987,001   15%     2,027,493    4%
                                                         --------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                  14,731,058     13,664,046              758,724             308,288
Real Estate Taxes                                           5,499,341      4,580,098              719,987             199,256
                                                         --------------------------------------------------------------------------
Total Operating Expenses                                   20,230,399     18,244,144    90%     1,478,711    7%       507,544    3%
                                                         ==========================================================================
NET OPERATING INCOME                                       32,271,465     24,243,226    75%     6,508,290   20%     1,519,949    5%
                                                         ==========================================================================
OTHER INCOME (EXP.)
Interest Expense                                          (11,243,044)    (8,610,780)          (2,594,953)            (37,311)
Depreciation & Amortization                               (10,213,658)    (7,860,605)          (1,919,598)           (433,455)
                                                         --------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                 (21,456,702)   (16,471,385)          (4,514,551)           (470,766)
                                                         --------------------------------------------------------------------------
Gains (loss) on sales of int. in R.E.                               -              -                    -                   -
                                                         --------------------------------------------------------------------------
Income before Minority Int.                                10,814,763      7,771,841            1,993,739           1,049,183
                                                         --------------------------------------------------------------------------
Minority Interest in Properties                              (310,751)      (310,751)                   -                   -
                                                         --------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
                                                         --------------------------------------------------------------------------
Income from Disposed Real Estate                                    -              -                    -
                                                         --------------------------------------------------------------------------
Gain (loss) on Disposition of
  Discontinued Operations
                                                         --------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                       -              -                    -                   -
                                                         --------------------------------------------------------------------------
Extraordinary item (Loss on
  early extinguishment of debt)                                     -              -                    -                   -
                                                         --------------------------------------------------------------------------
NET INCOME                                               $ 10,504,012   $  7,461,090    71%   $ 1,993,739   19%    $1,049,183   10%
                                                         ==========================================================================


SAME STORE COMPARISON


                                                                                        Q3 04
                                                                                (3 MONTHS ENDED 9/30/04)
                                                          -------------------------------------------------------------------------
                                                            COMBINED          ENCLOSED                POWER            STRIP
                                                             TOTAL              MALL                 CENTER           CENTER
                                                          -------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                                $ 30,490,740   $ 22,402,695          $ 6,626,030          $1,462,015
Straight-Lining of Base Rents                                  328,156        159,130              168,125                 901
Percentage Rents                                               438,987        406,209               32,778                   -
Expense Reimbursables                                       14,441,445     13,087,806            1,005,232             348,407
Lease Termination                                            1,579,492         79,492            1,500,000                   -
Other Real Estate Revenues                                     707,317        694,022                9,426               3,869
                                                          -------------------------------------------------------------------------
TOTAL REVENUES                                              47,986,137     36,829,354    77%     9,341,591    19%    1,815,192    4%
                                                          -------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                   12,195,309     11,206,116              668,810             320,383
Real Estate Taxes                                            4,586,370      3,674,063              715,430             196,877
                                                          -------------------------------------------------------------------------
Total Operating Expenses                                    16,781,678     14,880,178    89%     1,384,240     8%      517,260    3%
                                                          =========================================================================
NET OPERATING INCOME                                        31,204,459     21,949,176    70%     7,957,351    26%    1,297,932    4%
                                                          =========================================================================
OTHER INCOME (EXP.)
Interest Expense                                            (8,406,114)    (6,752,049)          (1,617,897)            (36,168)
Depreciation & Amortization                                 (9,909,805)    (7,340,080)          (2,099,910)           (469,815)
                                                          -------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                  (18,315,919)   (14,092,129)          (3,717,807)           (505,983)
                                                          -------------------------------------------------------------------------
Gain (loss) on sales of int. in R.E                                  -              -                    -                   -
                                                          -------------------------------------------------------------------------
Income before Minority Int.                                 12,888,540      7,857,047            4,239,544             791,949
                                                          -------------------------------------------------------------------------
Minority Interest in Properties                                      -              -                    -                   -
                                                          -------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                                            -              -                    -                   -
                                                          -------------------------------------------------------------------------
NET INCOME                                                $ 12,888,540   $  7,857,047    61%   $ 4,239,544    33%   $  791,949    6%
                                                          =========================================================================


                                                          --------------------------------------------------------
                                                          % CHANGE        % CHANGE       % CHANGE       % CHANGE
                                                          TOTAL (1)      ENCLOSED MALL  POWER CENTER  STRIP CENTER
                                                          --------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                                    -0.8%          -1.5%           0.7%         2.9%
Straight-Lining of Base Rents                                -52.0%         -67.8%           3.4%       -96.6%
Percentage Rents                                               1.1%           8.7%         -46.0%         N/A
Expense Reimbursables                                          8.0%          10.7%         -13.4%       -12.3%
Lease Termination                                               N/A            N/A           N/A          N/A
Other Real Estate Revenues                                    49.5%          55.8%         -60.4%         5.7%
                                                          --------------------------------------------------------
TOTAL REVENUES                                                 4.9%           2.6%          17.0%        -1.8%
                                                          --------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                     -2.7%          -2.6%         -11.9%        20.1%
Real Estate Taxes                                             -9.2%         -11.5%          -0.6%         8.6%
                                                          --------------------------------------------------------
Total Operating Expenses                                      -4.6%          -5.0%          -6.4%        15.5%
                                                          ========================================================
NET OPERATING INCOME                                          10.8%           8.4%          22.3%        -7.4%
                                                          ========================================================
OTHER INCOME (EXP.)
Interest Expense                                              -9.3%           1.4%         -37.2%        -3.1%
Depreciation & Amortization                                    9.5%           8.6%           9.4%        24.6%
                                                          --------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                     -0.1%           5.0%         -17.3%        22.1%
                                                          --------------------------------------------------------
Gain (loss) on sales of int. in R.E                             N/A            N/A           N/A          N/A
                                                          --------------------------------------------------------
Income before Minority Int.                                   35.4%          20.6%         110.5%       -19.8%
                                                          --------------------------------------------------------
Minority Interest in Properties
                                                          --------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)
                                                          --------------------------------------------------------
NET INCOME                                                    35.4%          20.6%         110.5%       -19.8%
                                                          ========================================================


                                                                                        Q3 03
                                                                              (3 MONTHS ENDED 9/30/03)
                                                      ---------------------------------------------------------------------------
                                                        COMBINED           ENCLOSED           POWER               STRIP
                                                         TOTAL               MALL             CENTER              CENTER
                                                      ---------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                            $ 30,745,210   $ 22,744,067          $ 6,579,724          $1,421,419
Straight-Lining of Base Rents                              683,469        494,095              162,538              26,836
Percentage Rents                                           434,415        373,707               60,708                   -
Expense Reimbursables                                   13,375,916     11,818,285            1,160,230             397,401
Lease Termination                                           27,129         27,129                    -                   -
Other Real Estate Revenues                                 473,020        445,557               23,801               3,662
                                                      ---------------------------------------------------------------------------
TOTAL REVENUES                                          45,739,159     35,902,840    78%     7,987,001    17%    1,849,318     4%
                                                      ---------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                               12,531,102     11,505,696              758,724             266,682
Real Estate Taxes                                        5,053,378      4,152,115              719,987             181,276
                                                      ---------------------------------------------------------------------------
Total Operating Expenses                                17,584,480     15,657,811    89%     1,478,711     8%      447,958     3%
                                                      ===========================================================================
NET OPERATING INCOME                                    28,154,679     20,245,029    72%     6,508,290    23%    1,401,360     5%
                                                      ===========================================================================
OTHER INCOME (EXP.)
Interest Expense                                        (9,273,022)    (6,660,803)          (2,574,908)            (37,311)
Depreciation & Amortization                             (9,053,941)    (6,757,370)          (1,919,598)           (376,973)
                                                      ---------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                              (18,326,963)   (13,418,173)          (4,494,506)           (414,284)
                                                      ---------------------------------------------------------------------------
                                                          (310,751)      (310,751)                   -                   -
Gain (loss) on sales of int. in R.E                              -              -                    -                   -
                                                      ---------------------------------------------------------------------------
Income before Minority Int.                              9,516,965      6,516,105            2,013,784             987,076
                                                      ---------------------------------------------------------------------------
Minority Interest in Properties
                                                      ---------------------------------------------------------------------------
Extraordinary item (Loss on early
  extinguishment of debt)                                                       -                    -                   -
                                                      ---------------------------------------------------------------------------
NET INCOME                                            $  9,516,965   $  6,516,105    68%   $ 2,013,784    21%   $  987,076    10%
                                                      ===========================================================================


(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)


FUNDS FROM OPERATIONS (1)                                                                    Q3:9/30/04     % CHANGE    Q3:9/30/03
                                                                                            ------------    --------   ------------
NET INCOME                                                                                  $ 14,267,872      -59.1%   $ 34,923,503
Dividends on preferred shares                                                                 (3,403,125)                         -
                                                                                            ------------               ------------
NET INCOME ALLOCABLE TO COMMON SHAREHOLDERS                                                 $ 10,864,747      -68.9%   $ 34,923,503

Minority Interest in Operating Partnership-continuing operations                               1,525,300       54.2%        989,253
Minority Interest in Operating Partnership-discontinued operations                               197,095         N/A      2,382,461

(Gain) losses on sales of interests in real estate                                            (1,529,183)        N/A     (6,228,839)
(Gain) losses on disposition of discontinued operations                                                -         N/A    (27,725,759)
Depreciation & Amortization: (2)
  Wholly owned and consolidated partnerships                                                  22,561,595      147.2%      9,126,800
  Unconsolidated partnerships and joint ventures                                               1,002,577       -3.1%      1,034,646
  Discontinued operations                                                                              -         N/A              -
                                                                                            ------------    --------   ------------
FFO                                                                                         $ 34,622,131      138.7%   $ 14,502,065
                                                                                            ------------    --------   ------------
Weighted Average Shares and O.P. Units Outstanding                                            40,131,231       86.3%     21,537,479
                                                                                            ------------    --------   ------------
NET INCOME PER SHARE (BASIC)                                                                $       0.30      -83.0%   $       1.79
                                                                                            ------------    --------   ------------
FFO PER SHARE                                                                               $       0.86       28.1%   $       0.67
                                                                                            ------------    --------   ------------
FUNDS AVAILABLE FOR DISTRIBUTION
FFO                                                                                         $ 34,622,131      138.7%   $ 14,502,065
Adjustments:
Straight-lining of base rents                                                                 (1,269,906)      65.9%       (765,238)
Recurring capital expenditures                                                                (2,812,227)    1117.0%       (231,073)
Tenant allowances                                                                             (1,349,309)        N/A       (591,471)
Amortization of debt premium                                                                  (4,829,622)     177.2%     (1,742,283)
Amortization of above-and below- market lease intangibles                                        184,590      -22.2%        237,319
                                                                                            ------------    --------   ------------
FAD                                                                                         $ 24,545,657      115.1%   $ 11,409,319
                                                                                            ------------    --------   ------------
Weighted Average Shares and O.P. Units Outstanding                                            40,131,231       86.3%     21,537,479
                                                                                            ------------    --------   ------------
FAD PER SHARE                                                                               $       0.61       15.5%   $       0.53
                                                                                            ------------    --------   ------------
PAYOUT RATIOS
DIVIDEND PER COMMON SHARE                                                                   $       0.54        5.9%   $       0.51
                                                                                            ------------    --------   ------------
PAYOUT RATIO OF NET INCOME PER SHARE (BASIC)                                                      177.4%      149.0%          28.5%
                                                                                            ============    ========   ============
PAYOUT RATIO OF FFO                                                                                62.6%      -13.1%          75.7%
                                                                                            ============    ========   ============
PAYOUT RATIO OF FAD                                                                                88.3%       -8.0%          96.3%
                                                                                            ------------    --------   ------------

(1) Certain prior period amounts have been reclassified to conform with the current period's presentation.
(2) Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

KEY RATIOS
--------------------------------------------------------------------------------

                                                   Q3: 9/30/2004   Q3: 9/30/2003
                                                   -------------   -------------
COVERAGE RATIO (1)
    Interest Coverage Ratio (EBITDA/Interest Expense)    2.81            2.30
--------------------------------------------------------------------------------
LEVERAGE RATIOS (1)
    Debt / Total Market Capitalization                  46.6%           46.4%
--------------------------------------------------------------------------------
OPERATING RATIOS (1)
    NOI/Real Estate Revenues                            62.0%           61.2%
--------------------------------------------------------------------------------
RETURN ON INVESTMENT RATIOS (1)
    Total FFO/Equity Market Capitalization,
      net of preferred shares                            2.2%            1.7%
    FFO multiple (Closing share price /
      Annualized FFO per share for quarter) (2)         11.20           12.42
    NOI/Total Market Capitalization at Period End        2.2%            2.1%
    NOI/Investment in Real Estate at Period End          2.7%            2.5%
--------------------------------------------------------------------------------
PAYOUT RATIOS
    FFO Payout Ratio (Dividend/FFO) per Share           62.6%           75.7%
    FAD Payout Ratio (Dividend/FAD) per Share           88.3%           96.3%
--------------------------------------------------------------------------------

(1) The calculation of these ratios includes wholly owned properties, PREIT's proportional share of joint venture properties and properties classified as held for sale.
(2) Calculations based on closing stock price at the end of the quarter.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

DEBT SCHEDULE OF WHOLLY OWNED PROPERTIES


                                                  PREIT'S         TOTAL            PREIT'S         PREIT'S          PREIT'S
                                                 OWNERSHIP      INVESTMENT       INVESTMENT      ACCUMULATED      DEPRECIATED
PROPERTY NAME                                     INTEREST       TO DATE         TO DATE (1)     DEPRECIATION        COSTS
RETAIL PROPERTIES
Beaver Valley Mall                                  100%      $   55,972,159   $   55,972,159    $  3,891,805   $   52,080,354
Capital City (2)                                    100%          80,894,855       80,894,855       1,853,156       79,041,699
Chambersburg Mall (2)(3)                             89%          34,312,829       34,312,829         831,687       33,481,142
Cherry Hill Mall (4)                                100%         203,720,555      203,235,636       7,014,654      196,220,982

Christiana Power I                                  100%          39,870,034       39,870,034       5,216,670       34,653,364
Creekview                                           100%          19,076,247       19,076,247       2,628,348       16,447,899
Crest Plaza Shopping Center                         100%          16,735,027       16,735,027       1,652,402       15,082,625
Crossroads Mall                                     100%          31,497,738       31,497,738         933,828       30,563,910
Dartmouth Mall                                      100%          54,803,660       54,803,660      10,625,859       44,177,801
Echelon Mall                                        100%          16,561,595       16,561,595       1,662,195       14,899,400
Exton Square Mall (4)                               100%         142,919,433      142,919,433       5,465,755      137,453,678
Festival at Exton                                   100%          18,983,896       18,983,896       2,458,056       16,525,840
Francis Scott Key Mall (3)                           89%          60,736,693       60,736,693       1,443,503       59,293,190
Jacksonville Mall (3)                               100%          66,049,860       66,049,860       1,664,327       64,385,533
Logan Valley Mall (2)(3)                            100%          90,884,823       90,884,823       2,155,944       88,728,879
Lycoming Mall (2)(3)                                 89%          55,153,561       55,153,561       1,297,766       53,855,795
Magnolia Mall                                       100%          57,731,701       57,731,701       8,844,860       48,886,841
Moorestown Mall                                     100%          75,122,895       75,122,895       4,335,310       70,787,585
New River Valley Mall (3)                            89%          30,125,727       30,125,727         756,082       29,369,645
Nittany Mall (2)(3)                                  89%          38,077,289       38,077,289         877,183       37,200,106
North Hanover Mall (2)(3)                            89%          28,172,198       28,172,198         716,241       27,455,957
Northeast Tower Center (3)                          100%          31,033,171       31,033,171       3,213,078       27,820,093
Northeast Tower Center-Home Depot                   100%          13,578,891       13,578,891       1,493,678       12,085,213
Palmer Park Mall                                    100%          32,309,149       32,309,149       6,436,612       25,872,537
Patrick Henry Mall (3)                               89%         106,388,325      106,388,325       2,370,924      104,017,401
Paxton Towne Centre                                 100%          53,474,759       53,474,759       5,627,477       47,847,282
Phillipsburg Mall (3)                                89%          48,663,468       48,663,468       1,184,322       47,479,146
Plymouth Meeting Mall                               100%          78,779,367       78,779,367       3,456,588       75,322,779
Schuylkill Mall (2)                                 100%           8,102,166        8,102,166               -        8,102,166
South Blanding Village                              100%           9,502,950        9,502,950       3,343,955        6,158,995
South Mall (2)(3)                                    89%          26,985,114       26,985,114         670,197       26,314,917
The Commons at Magnolia                             100%           9,888,963        9,888,963       1,266,465        8,622,498
The Gallery at Market East I                        100%          48,337,428       48,337,428       1,816,438       46,520,990
The Gallery at Market East II                       100%          28,032,418       28,032,418         296,455       27,735,963
The Mall at Prince Georges (4)                      100%          92,206,946       92,206,946      12,041,942       80,165,004
Uniontown Mall (2)(3)                                89%          34,050,853       34,050,853         908,002       33,142,851
Valley Mall                                         100%          85,412,057       85,412,057       2,395,476       83,016,581
Valley View Mall                                    100%          59,671,972       59,671,972       1,356,549       58,315,423
Viewmont Mall (2)(3)                                 89%          76,191,571       76,191,571       1,650,431       74,541,140
Washington Crown Center (2)                          89%          42,394,465       42,394,465       1,670,837       40,723,628
Willow Grove Park                                   100%         172,111,078      172,111,078      10,222,958      161,888,120
Wiregrass Mall (4)                                  100%          37,230,141       37,230,141         979,361       36,250,780
Wyoming Valley Mall (2)(3)                          100%          90,128,607       90,128,607       1,977,878       88,150,729
Westgate Anchor Pad                                 100%           2,920,710        2,920,710               -        2,920,710
Land held for development                           100%           9,542,722        9,542,722                        9,542,722
------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                                   $2,414,340,066   $2,413,855,147    $130,705,254   $2,283,149,893
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES
ARA Services, Allentown, PA                         100%      $       84,610   $       84,610    $     81,610   $        3,000
ARA Services, Pennsauken, NJ                        100%             210,473          210,473         170,104           40,369
Interstate Container Corporation                    100%           1,802,271        1,802,271       1,513,003          289,268
Sears Roebuck & Co.                                 100%             406,857          406,857         349,674           57,183
------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL INDUSTRIAL AND LAND PROPERTIES                      $    2,504,211   $    2,504,211    $  2,114,391   $      389,820
------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED PROPERTIES                             $2,416,844,277   $2,416,359,358    $132,819,645   $2,283,539,713
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS and JOINT VENTURES                     $  269,517,131   $  133,122,396    $ 31,124,661   $  101,997,735
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
CORPORATE/LINE OF CREDIT
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JV PROPERTIES                      $2,686,361,408   $2,549,481,754    $163,944,306   $2,385,537,448
------------------------------------------------------------------------------------------------------------------------------



                                                                                                             CURRENT
                                                    PREIT'S SHARE OF                       PREIT'S SHARE    MORTGAGES
                                                 O/S MORTGAGE DEBT AND    PREIT'S SHARE     OF MORTGAGE     INTEREST
PROPERTY NAME                                    MORTGAGE DEBT PREMUIM     OF MORTGAGE      DEBT PREMIUM      RATE
RETAIL PROPERTIES
Beaver Valley Mall                                   $   46,988,870       $   46,988,870    $         -        7.36%
Capital City (2)                                         59,262,226           52,909,005      6,353,221        7.61%
Chambersburg Mall (2)(3)                                 20,450,457           18,812,478      1,637,979        7.43%
Cherry Hill Mall (4)                                     75,445,480           71,706,688      3,738,792       10.60%
                                                         59,104,477           59,104,477              -        5.00%
Christiana Power I                                                -                    -              -        0.00%
Creekview                                                         -                    -              -        0.00%
Crest Plaza Shopping Center                                       -                    -              -        0.00%
Crossroads Mall                                          14,180,251           13,440,070        740,181        7.39%
Dartmouth Mall                                           68,767,700           68,767,700              -        4.95%
Echelon Mall                                                      -                    -              -        0.00%
Exton Square Mall (4)                                   105,727,050           98,839,982      6,887,068        6.95%
Festival at Exton                                                 -                    -              -        0.00%
Francis Scott Key Mall (3)                               35,788,299           32,921,837      2,866,462        7.43%
Jacksonville Mall (3)                                    27,608,118           25,396,846      2,211,272        7.43%
Logan Valley Mall (2)(3)                                 58,283,802           53,615,562      4,668,240        7.43%
Lycoming Mall (2)(3)                                     35,788,300           32,921,837      2,866,463        7.43%
Magnolia Mall                                            20,116,945           20,116,945              -        8.20%
Moorestown Mall                                          63,118,924           63,118,924              -        4.95%
New River Valley Mall (3)                                17,382,889           15,990,607      1,392,282        7.43%
Nittany Mall (2)(3)                                      30,675,686           28,218,718      2,456,968        7.43%
North Hanover Mall (2)(3)                                20,450,457           18,812,478      1,637,979        7.43%
Northeast Tower Center (3)                               17,894,150           16,460,919      1,433,231        7.43%
Northeast Tower Center-Home Depot                        12,500,000           12,500,000              -        7.40%
Palmer Park Mall                                         17,885,194           17,885,194              -        6.77%
Patrick Henry Mall (3)                                   51,637,406           47,501,508      4,135,898        7.43%
Paxton Towne Centre                                               -                    -              -        0.00%
Phillipsburg Mall (3)                                    30,675,686           28,218,718      2,456,968        7.43%
Plymouth Meeting Mall                                             -                    -              -        0.00%
Schuylkill Mall (2)                                      17,228,605           17,228,605              -        7.25%
South Blanding Village                                            -                    -              -        0.00%
South Mall (2)(3)                                        15,337,843           14,109,359      1,228,484        7.43%
The Commons at Magnolia                                           -                    -              -        0.00%
The Gallery at Market East I                                      -                    -              -        0.00%
The Gallery at Market East II                                     -                    -              -        0.00%
The Mall at Prince Georges (4)                           43,090,253           41,472,631      1,617,622        8.70%
Uniontown Mall (2)(3)                                    24,540,548           22,574,974      1,965,574        7.43%
Valley Mall                                                       -                    -              -        0.00%
Valley View Mall                                         37,606,690           37,000,000        606,690        6.15%
Viewmont Mall (2)(3)                                     30,675,686           28,218,718      2,456,968        7.43%
Washington Crown Center (2)                                       -                    -              -        0.00%
Willow Grove Park                                       111,539,363          108,620,126      2,919,237        8.39%
Wiregrass Mall (4)                                       30,000,000           30,000,000              -        3.65%
Wyoming Valley Mall (2)(3)                               58,283,803           53,615,563      4,668,240        7.43%
Westgate Anchor Pad                                               -                    -              -        0.00%
Land held for development                                         -                    -              -        0.00%
---------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                          $1,258,035,158       $1,197,089,339    $60,945,819        7.20%
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES
ARA Services, Allentown, PA                          $            -       $            -    $         -        0.00%
ARA Services, Pennsauken, NJ                                      -                    -              -        0.00%
Interstate Container Corporation                                  -                    -              -        0.00%
Sears Roebuck & Co.                                               -                    -              -        0.00%
---------------------------------------------------------------------------------------------------------------------
SUB-TOTAL INDUSTRIAL AND LAND PROPERTIES             $            -       $            -    $         -        0.00%
---------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED PROPERTIES                    $1,258,035,158       $1,197,089,339    $60,945,819        7.20%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES            $  108,055,084       $  108,055,084    $         -        7.47%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
CORPORATE/LINE OF CREDIT                             $  112,000,000       $  112,000,000    $         -
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JV PROPERTIES             $1,478,090,242       $1,417,144,423    $60,945,819        7.22%
---------------------------------------------------------------------------------------------------------------------



                                                     ANNUAL          MORTGAGE
                                                 MORTGAGE DEBT      BALANCE AT      DATE OF
PROPERTY NAME                                       SERVICE          MATURITY      MATURITY    NOTES
RETAIL PROPERTIES
Beaver Valley Mall                                $  3,972,402    $   42,265,601     2012
Capital City (2)                                     4,602,529        47,215,150     2012
Chambersburg Mall (2)(3)                             1,762,666        17,199,298     2008
Cherry Hill Mall (4)                                 9,132,792        70,237,549     2005
                                                     3,889,582        58,148,407     2005
Christiana Power I                                           -                 -
Creekview                                                    -                 -
Crest Plaza Shopping Center                                  -                 -
Crossroads Mall                                      1,191,103        12,646,534     2008
Dartmouth Mall                                       4,483,668        57,594,279     2013
Echelon Mall
Exton Square Mall (4)                                8,102,242        93,034,212     2008
Festival at Exton                                            -                 -
Francis Scott Key Mall (3)                           3,084,665        30,098,771     2008
Jacksonville Mall (3)                                2,379,598        23,219,052     2008
Logan Valley Mall (2)(3)                             5,023,597        49,017,998     2008
Lycoming Mall (2)(3)                                 3,084,664        30,098,771     2008
Magnolia Mall                                        2,597,726        17,782,882     2007
Moorestown Mall                                      4,115,367        52,863,321     2013
New River Valley Mall (3)                            1,498,266        14,619,403     2008
Nittany Mall (2)(3)                                  2,643,998        25,798,946     2008
North Hanover Mall (2)(3)                            1,762,666        17,199,298     2008
Northeast Tower Center (3)                           1,542,332        15,049,385     2008
Northeast Tower Center-Home Depot                      925,000        12,500,000     2005
Palmer Park Mall                                     1,661,220        15,674,394     2009
Patrick Henry Mall (3)                               4,450,730        43,428,226     2008
Paxton Towne Centre                                          -                 -        -
Phillipsburg Mall (3)                                2,643,998        25,798,946     2008
Plymouth Meeting Mall                                        -                 -        -
Schuylkill Mall (2)                                  3,315,300         7,442,925     2008
South Blanding Village                                       -                 -        -
South Mall (2)(3)                                    1,321,999        12,899,473     2008
The Commons at Magnolia                                      -                 -        -
The Gallery at Market East I                                 -                 -        -
The Gallery at Market East II                                -                 -        -
The Mall at Prince Georges (4)                       4,134,937        39,986,536     2007
Uniontown Mall (2)(3)                                2,115,199        20,639,157     2008
Valley Mall                                                  -                 -        -
Valley View Mall                                     2,275,500        34,094,549     2009
Viewmont Mall (2)(3)                                 2,643,998        25,798,946     2008
Washington Crown Center (2)                                  -                 -        -
Willow Grove Park                                   10,046,933       107,307,726     2006
Wiregrass Mall (4)                                     967,200        30,000,000     2005
Wyoming Valley Mall (2)(3)                           5,023,597        49,017,998     2008
Westgate Anchor Pad                                          -                 -        -
Land held for development                                    -                 -        -
----------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                       $106,395,474    $1,098,677,734
----------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES
ARA Services, Allentown, PA                       $          -    $            -        -
ARA Services, Pennsauken, NJ                                 -                 -        -
Interstate Container Corporation                             -                 -        -
Sears Roebuck & Co.                                          -                 -        -
----------------------------------------------------------------------------------------------------
SUB-TOTAL INDUSTRIAL AND LAND PROPERTIES          $          -    $            -
----------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED PROPERTIES                 $106,395,474    $1,098,677,734
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES         $ 10,205,588    $   93,753,089
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
CORPORATE/LINE OF CREDIT
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JV PROPERTIES          $116,601,062    $1,192,430,823
----------------------------------------------------------------------------------------------------

(1) Includes development and CIP costs.
(2) PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.
(3) Mortgage Debt represents the properties' allocated portion of the REMIC provided by General Electric Capital Corporation
(4) Mortgage term does not include two 12 month extensions.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

DEBT SCHEDULE OF PARTNERSHIPS AND JOINT VENTURES


                                                  PREIT'S        TOTAL          PREIT'S         PREIT'S         PREIT'S
                                                 OWNERSHIP     INVESTMENT    INVESTMENT TO    ACCUMULATED     DEPRECIATED
PROPERTY NAME                                     INTEREST      TO DATE         DATE (1)      DEPRECIATION       COSTS
RETAIL PROPERTIES
Court at Oxford Valley                              50%       $ 55,612,768    $ 27,806,384    $ 4,468,041    $ 23,338,343
Laurel Mall                                         40%         31,423,473      12,569,389      4,897,068       7,672,321
Lehigh Valley Mall                                  50%         30,709,652      15,354,826      9,620,895       5,733,931
Metroplex Shopping Center (Blue Route)              50%         84,759,060      42,379,530      4,239,103      38,140,427
Red Rose Commons                                    50%         23,879,218      11,939,609      1,512,128      10,427,481
Springfield Park I&II                               50%         13,291,878       6,645,939        666,605       5,979,334
Whitehall Mall                                      50%         29,841,082      14,920,541      5,720,821       9,199,720
-------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                                   $269,517,131    $131,616,218    $31,124,661    $100,491,557
-------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION IN PROGRESS/DEVELOPMENT
Pavilion at Market East                             50%                N/A    $  1,506,178              -    $  1,506,178
-------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL PROPERTIES UNDER DEVELOPMENT                        $          -    $  1,506,178    $         -    $  1,506,178
-------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES                     $269,517,131    $133,122,396    $31,124,661    $101,997,735
=========================================================================================================================


                                                                                                            CURRENT
                                                    PREIT'S SHARE OF                      PREIT'S SHARE    MORTGAGES
                                                 O/S MORTGAGE DEBT AND    PREIT'S SHARE    OF MORTGAGE     INTEREST
PROPERTY NAME                                    MORTGAGE DEBT PREMUIM     OF MORTGAGE     DEBT PREMIUM      RATE
RETAIL PROPERTIES
Court at Oxford Valley                                $ 21,389,965        $ 21,389,965          $-           8.02%
Laurel Mall                                              9,122,244           9,122,244           -           6.00%
Lehigh Valley Mall                                      23,208,503          23,208,503           -           7.90%
Metroplex Shopping Center (Blue Route)                  31,895,616          31,895,616           -           7.25%
Red Rose Commons                                        13,684,149          13,684,149           -           7.66%
Springfield Park I&II                                    1,804,591           1,804,591           -           7.79%
Whitehall Mall                                           6,950,016           6,950,016           -           6.77%
--------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                           $108,055,084        $108,055,084          $-           7.47%
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION IN PROGRESS/DEVELOPMENT
Pavilion at Market East                                          -        $          -          $-           0.00%
--------------------------------------------------------------------------------------------------------------------
SUB-TOTAL PROPERTIES UNDER DEVELOPMENT                $          -        $          -          $-          $    -
--------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES             $108,055,084        $108,055,084          $-           7.47%
====================================================================================================================


                                                     ANNUAL        MORTGAGE
                                                 MORTGAGE DEBT    BALANCE AT     DATE OF
PROPERTY NAME                                       SERVICE        MATURITY     MATURITY    NOTES
RETAIL PROPERTIES
Court at Oxford Valley                            $ 2,319,426     $15,966,965     2011
Laurel Mall                                           661,904       7,819,521     2013
Lehigh Valley Mall                                  2,479,260      21,750,440     2006
Metroplex Shopping Center (Blue Route)              2,680,953      28,250,000     2011
Red Rose Commons                                    1,220,048      12,425,422     2009
Springfield Park I&II                                 202,561       1,411,804     2010
Whitehall Mall                                        641,436       6,128,937     2008
-------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                       $10,205,588     $93,753,089
-------------------------------------------------------------------------------------------------
CONSTRUCTION IN PROGRESS/DEVELOPMENT
Pavilion at Market East                                     -               -
-------------------------------------------------------------------------------------------------
SUB-TOTAL PROPERTIES UNDER DEVELOPMENT            $         -     $         -
-------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES         $10,205,588     $93,753,089
=================================================================================================

(1) Includes development and CIP costs.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

DEBT ANALYSIS

-----------------------------------------------------------------------------------------------------------------------
OUTSTANDING DEBT (1)
                                                                            % OF TOTAL                      % OF TOTAL
                                                            FIXED RATE     INDEBTEDNESS    FLOATING RATE   INDEBTEDNESS
WHOLLY OWNED
Mortgage Notes Payable                                    $1,228,035,158           83.1%   $ 30,000,000             2.0%
Revolving Line of Credit                                               -            0.0%              -             0.0%
   SUB-TOTAL                                               1,228,035,158           83.1%     30,000,000             2.0%
PARTNERSHIPS AND JOINT VENTURES (AT PREIT'S SHARE)
Mortgage Notes Payable                                       108,055,084            7.3%              -             0.0%
Revolving Line of Credit                                               -            0.0%              -             0.0%
Construction loans payable                                             -            0.0%              -             0.0%
                                                          --------------                   ------------
   SUB-TOTAL                                                 108,055,084            7.3%              -             0.0%
CORPORATE
Revolving Line of Credit                                                            0.0%    112,000,000             7.6%
                                                                                           ------------
   SUB-TOTAL                                                                        0.0%    112,000,000             7.6%

TOTAL OUTSTANDING DEBT                                     1,336,090,242                    142,000,000
SWAP                                                                   -                              -
                                                          --------------                   ------------
TOTAL DEBT AFTER HEDGE                                    $1,336,090,242           90.4%   $142,000,000             9.6%
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
OUTSTANDING DEBT (1)
                                                                            % OF TOTAL
                                                              TOTAL        INDEBTEDNESS
WHOLLY OWNED
Mortgage Notes Payable                                    $1,258,035,158        85.1%
Revolving Line of Credit                                               -         0.0%         OUTSTANDING
   SUB-TOTAL                                               1,258,035,158        85.1%          PRINCIPAL
PARTNERSHIPS AND JOINT VENTURES (AT PREIT'S SHARE)                                              BALANCE
Mortgage Notes Payable                                       108,055,084         7.3%      [GRAPHIC OMITTED]
Revolving Line of Credit                                               -         0.0%
Construction loans payable                                             -         0.0%
                                                          --------------
   SUB-TOTAL                                                 108,055,084         7.3%
CORPORATE
Revolving Line of Credit                                                         7.6%
   SUB-TOTAL                                                 112,000,000         7.6%
                                                          --------------
TOTAL OUTSTANDING DEBT                                     1,478,090,242
SWAP                                                                   -
                                                          --------------
TOTAL DEBT AFTER HEDGE                                    $1,478,090,242       100.0%
 -----------------------------------------------------------------------------------------------------------

(1)  Includes mark to market of debt.


--------------------------------------------------------------------------------
WEIGHTED AVERAGE INTEREST RATES
                                                                WEIGHTED AVERAGE
                                            PRINCIPAL BALANCE     INTEREST RATE
Fixed Rate Debt                              $1,275,144,423           7.30%
Mortgage Debt Premium                            60,945,819             N/A
Floating Rate Debt                              142,000,000           3.50%
                                            ------------------------------------
TOTAL                                        $1,478,090,242           6.92%
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE/CONSTRUCTION MATURITY SCHEDULE (1)
                                                                          MORTGAGE BALANCE                           CUMULATIVE %
YEAR                                                                         AT MATURITY      % OF DEBT EXPIRING   OF DEBT EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------
2004                                                                       $            -             0.0%                0.0%
2005                                                                          170,885,956            14.3%               14.3%
2006                                                                          129,058,166            10.8%               25.2%
2007                                                                           57,769,418             4.8%               30.0%
2008                                                                          519,136,276            43.5%               73.5%
2009                                                                           62,194,365             5.2%               78.8%
2010                                                                            1,411,804             0.1%               78.9%
2011                                                                           44,216,965             3.7%               82.6%
2012                                                                           89,480,751             7.5%               90.1%
2013                                                                          118,277,121             9.9%              100.0%
Thereafter                                                                              -             0.0%              100.0%
                                                                           -------------------------------------
                                                                           $1,192,430,823           100.0%
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The average period to mortgage maturity is 4.6 years.


-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE HEDGING INSTRUMENTS
                                            EXPIRATION                             FIXED RATE    FLOATING RATE IN
      NOMINAL AMOUNT   INTEREST RATE LIMIT     DATE             NOMINAL AMOUNT    IN AGREEMENT       AGREEMENT      EXPIRATION DATE
------------------------------------------------------   --------------------------------------------------------------------------
CAP      NONE                                            SWAP        NONE
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE DEBT BALANCE
                                                           MORTGAGE DEBT (1)
                                                             & CONSTRUCTION     LINE OF CREDIT &
                                                                 LOANS             BANK LOANS           REMIC             TOTAL
                                                           -----------------    ----------------    --------------   --------------
BEGINNING BALANCE                              6/30/2004      $896,271,888        $ 219,000,000     $  479,876,115   $1,595,148,095
Disposition (Non-Core Assets)                  9/27/2004                           (107,000,000)                       (107,000,000)
Debt Amortization (2)                          9/30/2004        (5,654,776)                             (4,402,985)     (10,057,761)
                                                            -----------------------------------------------------------------------
ENDING BALANCE                                 9/30/2004      $890,617,112        $ 112,000,000     $  475,473,130   $1,478,090,242
WEIGHTED AVERAGE BALANCE                                      $896,271,888        $ 215,510,870     $  479,876,115   $1,591,658,873
-----------------------------------------------------------------------------------------------------------------------------------

(1) Includes mark to market of debt.
(2) Includes the amortization of debt premium.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

DEBT RATIOS(1)


                                                                                             9/30/2004                     9/30/2003
                                                                                       ---------------               ---------------
TOTAL LIABILITIES TO GROSS ASSET VALUE
    Ratio of Total Liabilities(2) to Gross Asset Value(3) less than or equal to
      0.65 to 1.00.
    Total Liabilities                                                                  $ 1,504,604,212               $   761,163,122
    Gross Asset Value                                                                  $ 3,022,626,040               $ 1,523,628,448
    RATIO                                                                                       49.78%                        49.96%
------------------------------------------------------------------------------------------------------------------------------------
EBITDA TO INTEREST EXPENSE
    Ratio of EBITDA(4) to Interest Expense(5) greater than or equal to 1.90 to
      1.00.
    EBITDA                                                                             $   219,394,765               $   104,337,345
    Interest Expense                                                                   $    97,882,204               $    49,889,409
    RATIO                                                                                         2.24                          2.09
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED EBITDA TO FIXED CHARGES
    Ratio of Adjusted EBITDA(6) to Fixed Charges(7) greater than or equal to
      1.50 to 1.00.
    Adjusted EBITDA                                                                    $   217,750,933               $   102,768,757
    Fixed Charges                                                                      $   130,138,879               $    56,925,508
    RATIO                                                                                         1.67                          1.81
------------------------------------------------------------------------------------------------------------------------------------
SECURED INDEBTEDNESS TO GROSS ASSET VALUE
    Ratio of Secured Indebtedness(8) to Gross Asset Value(3) less than or equal to 0.60 to 1.00.
    Secured Indebtedness                                                               $ 1,305,144,423
    Gross Asset Value                                                                  $ 3,022,626,040
    RATIO                                                                                       43.18%                           N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Debt ratios are based on loan covenants included in the Trust's Credit Facility, led by Wells Fargo Bank National Association, which was effective as of November 20, 2003.
(2) Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.
(3) Gross Asset Value defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property and the non-core properties) for the previous rolling four quarter period, capitalized at 9.00%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Property for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 9.00% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters (excluding Crown properties) plus (ix) greater of PREIT's:
    (a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations plus (xi) adjusted NOI for all non-core properties for the previous rolling four quarters capitalized at 11.00%. Capitalized terms used in this footnote shall have the meanings ascribed to such terms in the Credit Agreement.
(4) EBITDA defined as: Rolling four quarters of net earnings (loss) of the Trust before minority interests and distributions to holders of Preferred Stock, plus the sum of (i) depreciation and amortization expense and other non-cash charges, plus (ii) interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.
(5) Interest Expense defined as: All paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans plus the greater of (a) ownership share or (b) recourse share of all paid, accrued or capitalized interest expense of unconsolidated affliliates.
(6) Adjusted EBITDA defined as: EBITDA plus ground rent payments minus the Reserve for Replacements for all Properties.
(7) Fixed Charges defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness plus preferred dividends payments plus ground rent payments.
(8) Secured Indebtedness defined as: (a) Aggregated principal amount of all Indebtedness that is secured by any Lien and (b) Indebtedness under a Guaranty of the Secured Indebtedness of another.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

PORTFOLIO SUMMARY--RETAIL
(Sorted by State)


      RETAIL PROPERTIES (1)                      CITY             STATE        SUBTYPE PROPERTY   MANAGEMENT STATUS  PROPERTY STATUS
      ---------------------                     -----             -----        ----------------   -----------------  ---------------
Wiregrass Commons                     Dothan                        AL          Enclosed Mall         PREIT               New
Christiana Power Center I             Newark                        DE          Power Center          PREIT            Existing
South Blanding Village                Jacksonville                  FL          Strip Center          PREIT            Existing
Francis Scott Key Mall (2)            Frederick                     MD          Enclosed Mall         PREIT               New
Valley Mall                           Hagerstown                    MD          Enclosed Mall         PREIT               New
The Mall at Prince George             Hyattsville                   MD          Enclosed Mall         PREIT         Redevelopment
Dartmouth Mall                        Dartmouth                     MA          Enclosed Mall         PREIT            Existing
Cherry Hill Mall                      Cherry Hill                   NJ          Enclosed Mall         PREIT            Existing
Moorestown Mall                       Moorestown                    NJ          Enclosed Mall         PREIT            Existing
Phillipsburg Mall                     Phillipsburg                  NJ          Enclosed Mall         PREIT               New
Echelon Mall                          Voorhees                      NJ          Enclosed Mall         PREIT            Existing
Jacksonville Mall                     Jacksonville                  NC          Enclosed Mall          PREIT              New
Crest Plaza Shopping Center           Allentown                     PA          Strip Center           PREIT           Existing
Lehigh Valley Mall                    Allentown                     PA          Enclosed Mall       Third Party        Existing
South Mall (2)                        Allentown                     PA          Enclosed Mall         PREIT               New
Whitehall Mall                        Allentown                     PA          Power Center       Third Party         Existing
Logan Valley Mall (2)                 Altoona                       PA          Enclosed Mall         PREIT               New
Capital City Mall (2)                 Camp Hill                     PA          Enclosed Mall         PREIT               New
Chambersburg Mall (2)                 Chambersburg                  PA          Enclosed Mall         PREIT               New
Palmer Park Mall                      Easton                        PA          Enclosed Mall         PREIT            Existing



                                                                              YEAR BUILT/     YEARS SINCE
     RETAIL PROPERTIES (1)            OWNERSHIP INTEREST   DATE ACQUIRED    LAST RENOVATED     RENOVATION     OWNED GLA (ANCHORS)
     ---------------------            ------------------   -------------    --------------     -----------    ------------------
Wiregrass Commons                            100%              2003           1986/1999            5                     -
Christiana Power Center I                    100%              1998                1998            6               190,814
South Blanding Village                       100%         1988/1990                1986           18                73,921
Francis Scott Key Mall (2)                    89%              2003           1978/1991           13               291,620
Valley Mall                                  100%              2003           1974/1999            5               294,348
The Mall at Prince George                    100%              1998           1959/2004            0               404,462
Dartmouth Mall                               100%              1997           1971/2000            4               208,460
Cherry Hill Mall                             100%              2003           1961/1990           14                     -
Moorestown Mall                              100%              2003           1963/2000            4               408,356
Phillipsburg Mall                             89%              2003           1989/2003            1               326,170
Echelon Mall                                 100%              2003           1970/1998            6               310,840
Jacksonville Mall                            100%              2003           1981/1998            6               242,115
Crest Plaza Shopping Center                  100%              1964           1959/2003            1                45,000
Lehigh Valley Mall                            50%              1973           1977/1996            8               212,000
South Mall (2)                                89%              2003           1975/1992           12               188,858
Whitehall Mall                                50%               1964          1964/1998            6               294,635
Logan Valley Mall (2)                        100%              2003           1960/1997            7               454,387
Capital City Mall (2)                        100%              2003           1974/1998            6               204,301
Chambersburg Mall (2)                         89%              2003                1982           22               241,690
Palmer Park Mall                             100%         1972/2003           1972/1998            6               314,235

                                              OWNED GLA        TOTAL OWNED                                            TOTAL PROPERTY
     RETAIL PROPERTIES (1)                  (NON-ANCHORS)          GLA           SPACE NOT OWNED        (NAME/GLA)         GLA
     ---------------------                  -------------      ------------      ------------------     ----------    --------------
Wiregrass Commons                              229,713           229,713             Dillard's            403,163        632,876
                                                                                     JC Penney
                                                                                     McRaes
                                                                                     Parisian
Christiana Power Center I                      111,595           302,409                                        -        302,409
South Blanding Village                          32,736           106,657                                        -        106,657
Francis Scott Key Mall (2)                     277,869           569,489             Hecht's              139,333        708,822
Valley Mall                                    355,892           650,240             Sears                243,400        893,640
                                                                                     Hecht's
The Mall at Prince George                      348,873           753,335                                        -        753,335
Dartmouth Mall                                 314,929           523,389             Filene's              93,123        616,512
Cherry Hill Mall                               528,917           528,917             JC Penney            740,770      1,269,687
                                                                                     Macy's
                                                                                     Strawbridge's
Moorestown Mall                                324,573           732,929             Lord &               321,200      1,054,129
                                                                                     Taylor
                                                                                     Strawbridge's
Phillipsburg Mall                              246,300           572,470                                        -        572,470
Echelon Mall                                   433,275           744,115             Boscov's             396,783      1,140,898
                                                                                     Strawbridge's
Jacksonville Mall                              232,530           474,645                                         -       474,645
Crest Plaza Shopping Center                     60,827           105,827             Target                143,130       248,957
Lehigh Valley Mall                             466,431           678,431             JC Penney             371,986     1,050,417
                                                                                     Strawbridge's
                                                                                     Firestone
South Mall (2)                                 214,884           403,742                                         -       403,742
Whitehall Mall                                 231,727           526,362                                         -       526,362
Logan Valley Mall (2)                          327,247           781,634                                         -       781,634
Capital City Mall (2)                          284,359           488,660             Hecht's               120,000       608,660
Chambersburg Mall (2)                          211,237           452,927                                         -       452,927
Palmer Park Mall                               131,775           446,010                                         -       446,010


                                          MAJORS /              LEASE
      RETAIL PROPERTIES (1)               ANCHORS             EXPIRATION
      ---------------------               -------            -----------
Wiregrass Commons                     Dillard's                1/31/37
                                      JC Penney                5/30/14
                                      McRaes                   1/31/37
                                      Parisian                 1/31/37

Christiana Power                      Costco                   1/31/19
Center I                              Dick's Sporting         11/30/13
                                      Gds
South Blanding                        Staples                  9/30/08
Village                               Food Lion                7/31/08

Francis Scott Key                     Hecht's                      N/A
Mall (2)                              Sears                    7/31/08
                                      JC Penney                5/31/06
                                                               6/30/10
                                      Value City
Valley Mall                           Sears                    4/14/44
                                      JC Penney                10/3/09
                                                               1/31/14
                                      Bon-Ton                 10/23/49
                                      Hecht's
The Mall at Prince                    JC Penney                7/31/06
George                                                        10/31/08
                                      Hecht
Dartmouth Mall                        JC Penney                7/31/09
                                                               4/12/06
                                      Sears                        N/A
                                      Filene's
Cherry Hill Mall                      JC Penney                    N/A
                                                                   N/A
                                      Macy's                       N/A
                                      Strawbridge's
Moorestown Mall                       Boscov's                10/31/10
                                      Lord &                       N/A
                                      Taylor                   10/5/22
                                      Sears                        N/A
                                      Strawbridge's
Phillipsburg Mall                     Bon-Ton                  1/31/10
                                      JC Penney                3/31/10
                                                               4/30/09
                                      Sears                    1/31/25
                                      Kohl's
Echelon Mall                          Boscov's                     N/A
                                      Strawbridge's                N/A

Jacksonville Mall                     Belks                    8/21/11
                                      JC Penney                8/31/05
                                                                8/4/11
                                      Sears
Crest Plaza                           Weis                     1/31/07
Shopping Center                       Market                       N/A
                                      Target
Lehigh Valley Mall                    Macy's                   7/31/12
                                      JC Penney                    N/A
                                                                   N/A
                                      Strawbridge's
South Mall (2)                        Bon-Ton                  9/30/05
                                      Stein                   10/31/06
                                      Mart                     1/31/11
                                      Steve & Barry's
Whitehall Mall                        Kohl's                    3/9/07
                                      Sears                    9/18/11
                                      Bed, Bath &              1/31/10
                                      Beyond
Logan Valley Mall (2)                 JC Penney                6/30/17
                                                               1/31/05
                                      Kaufmann's              10/31/16
                                      Sears
Capital City Mall (2)                 JC Penney               11/30/10
                                                                   N/A
                                      Hecht's                  7/31/04
                                      Sears
Chambersburg Mall (2)                 Bon-Ton                  7/31/05
                                      JC Penney                3/31/12
                                                                2/9/10
                                      Sears                    2/28/07
                                      Value City
Palmer Park Mall                      Bon-Ton                  7/25/14
                                      Boscov's                10/31/18


                                                                        PAGE 17A

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

PORTFOLIO SUMMARY-RETAIL
(Sorted by State)


                                                                                PROPERTY
           RETAIL PROPERTIES (1)                 CITY                STATE       SUBTYPE      MANAGEMENT STATUS      PROPERTY STATUS
           ---------------------                 ----                -----       -------      -----------------      ---------------
Exton Square Mall                           Exton                     PA     Enclosed Mall          PREIT                Existing
Festival at Exton                           Exton                     PA     Strip Center           PREIT                Existing
North Hanover Mall (2)                      Hanover                   PA     Enclosed Mall          PREIT                  New
Paxton Towne Centre                         Harrisburg                PA     Power Center           PREIT                Existing
Laurel Mall                                 Hazleton                  PA     Enclosed Mall       Third Party             Existing
Red Rose Commons                            Lancaster                 PA     Power Center        Third Party             Existing
The Court at Oxford Valley                  Langhorne                 PA     Power Center        Third Party             Existing
Beaver Valley Mall                          Monaca                    PA     Enclosed Mall          PREIT                Existing
Lycoming Mall (2)                           Pennsdale                 PA     Enclosed Mall          PREIT                  New
Northeast Tower Center                      Philadelphia              PA     Power Center           PREIT                Existing
The Gallery at Market East I (3)            Philadelphia              PA     Enclosed Mall          PREIT                Existing
The Gallery at Market East II (3)           Philadelphia              PA     Enclosed Mall          PREIT                  New
Plymouth Meeting Mall                       Plymouth Meeting          PA     Enclosed Mall          PREIT                Existing
Metroplex Shopping Center                   Plymouth Meeting          PA     Power Center        Third Party             Existing
Viewmont Mall (2)                           Scranton                  PA     Enclosed Mall          PREIT                  New
Springfield Park  I & II                    Springfield               PA     Strip Center           PREIT                Existing
Nittany Mall (2)                            State College             PA     Enclosed Mall          PREIT                  New
Uniontown Mall (2)                          Uniontown                 PA     Enclosed Mall          PREIT                  New
Creekview Shopping Center                   Warrington                PA     Power Center           PREIT                Existing
------------------------------------------------------------------------------------------------------------------------------------


                                                                                     YEAR BUILT/      YEARS SINCE
         RETAIL PROPERTIES (1)           OWNERSHIP INTEREST      DATE ACQUIRED     LAST RENOVATED     RENOVATION
         ---------------------           ------------------      -------------     --------------     ------------

Exton Square Mall                               100%                  2003            1973/2000             4
Festival at Exton                               100%                  1998               1991              13
North Hanover Mall (2)                          89%                   2003            1967/1999             5
Paxton Towne Centre                             100%                  1999               2001               3
Laurel Mall                                     40%                   1988            1973/1995             9
Red Rose Commons                                50%                   1998               1998               6
The Court at Oxford Valley                      50%                   1997               1996               8
Beaver Valley Mall                              100%                  2002            1970/1991            13
Lycoming Mall (2)                               89%                   2003            1978/1990            14
Northeast Tower Center                          100%               1998/1999          1997/1998             6
The Gallery at Market East I (3)                100%                  2003            1977/1990            13
The Gallery at Market East II (3)               100%                  2004               1984              20
Plymouth Meeting Mall                           100%                  2003            1966/1999             5
Metroplex Shopping Center                       50%                   1999               2001               3
Viewmont Mall (2)                               89%                   2003            1968/1996             8
Springfield Park  I & II                        50%                1997/1998          1997/1998             6
Nittany Mall (2)                                89%                   2003            1968/1990            14
Uniontown Mall (2)                              89%                   2003            1972/1990            14
Creekview Shopping Center                       100%                  1999               2001               3
--------------------------------------------------------------------------------------------------------------------


    RETAIL PROPERTIES (1)             OWNED GLA (ANCHORS)       OWNED GLA (NON-ANCHORS)          TOTAL OWNED GLA
    ---------------------             -------------------       -----------------------         -----------------
Exton Square Mall                          440,301                     369,483                       809,769
Festival at Exton                           60,425                      84,578                       145,003
North Hanover Mall (2)                     288,177                     165,734                       443,911
Paxton Towne Centre                        151,627                     292,856                       444,483
Laurel Mall                                350,323                     208,429                       558,752
Red Rose Commons                              -                        263,452                       263,452
The Court at Oxford Valley                 176,831                     280,032                       456,863
Beaver Valley Mall                         511,267                     446,833                       958,100
Lycoming Mall (2)                          321,441                     340,045                       661,486
Northeast Tower Center                     256,021                     182,521                       438,542
The Gallery at Market East I (3)                                       193,550                       193,550
The Gallery at Market East II (3)          127,271                     207,455                       334,726
Plymouth Meeting Mall                      345,000                     413,593                       758,593
Metroplex Shopping Center                   67,185                     410,276                       477,461
Viewmont Mall (2)                          386,262                     236,807                       623,069
Springfield Park  I & II                    83,539                      43,292                       126,831
Nittany Mall (2)                           221,462                     215,617                       437,079
Uniontown Mall (2)                         421,378                     277,042                       698,420
Creekview Shopping Center                     -                        136,086                       136,086
-----------------------------------------------------------------------------------------------------------------------


         RETAIL PROPERTIES (1)                 SPACE NOT OWNED (NAME/GLA)                     TOTAL PROPERTY GLA
        ----------------------           ---------------------------------------          -----------------------------
Exton Square Mall                         Strawbridge's K-Mart            277,468                 1,087,237
Festival at Exton                                                               -                   145,003
North Hanover Mall (2)                                                          -                   453,911
Paxton Towne Centre                       Target Costco                   273,058                   717,541
Laurel Mall                                                                     -                   558,752
Red Rose Commons                          Weis Markets                    199,590                   463,042
                                          Home Depot
The Court at Oxford Valley                Home Depot BJ's                 247,623                   704,486
Beaver Valley Mall                        Kaufmann's                      204,770                 1,162,870
Lycoming Mall (2)                         Kaufmann's                      120,000                   781,486
Northeast Tower Center                    Raymour & Flanigan               38,678                   477,220
The Gallery at Market East I (3)                                                -                   193,550
The Gallery at Market East II (3)                                               -                   334,726
Plymouth Meeting Mall                     Strawbridge's                   214,635                   973,228
Metroplex Shopping Center                 Target Lowe's                   300,729                   778,190
Viewmont Mall (2)                         Kaufmann's                      120,000                   743,069
Springfield Park  I & II                  Target                          145,669                   272,500
Nittany Mall (2)                          Kaufmann's                       95,000                   532,079
Uniontown Mall (2)                                                           -                      698,420
Creekview Shopping Center                 Target Lowe's                   288,916                   425,002
-----------------------------------------------------------------------------------------------------------------------


         RETAIL PROPERTIES (1)      MAJORS / ANCHORS                       LEASE EXPIRATION
         ---------------------      ----------------                       ----------------
Exton Square Mall                      Boscov's                                10/31/19
                                       JC Penney                                5/31/20
                                       K-Mart                                     N/A
                                       Sears                                    1/31/20
                                       Strawbridge's                              N/A
Festival at Exton                      Sears Hardware                           2/28/05
                                       Clemen's                                10/31/11
North Hanover Mall (2)                 Bon-Ton                                  1/31/06
                                       JC Penney                                1/31/06
                                       Black Rose Antiques                        N/A
                                       Sears                                   11/30/09
Paxton Towne Centre                    Target                                     N/A
                                       Kohl's                                   1/25/21
                                       Weis Markets                            11/30/20
                                       Costco                                     N/A
Laurel Mall                            Boscov's                                 4/30/08
                                       K-Mart                                   8/31/19
                                       JC Penney                               10/31/09
Red Rose Commons                       Weis Markets                               N/A
                                       Home Depot                                 N/A
The Court at Oxford Valley             Best Buy                                12/31/11
                                       Dick's Sporting Gds                      4/15/11
                                       Linens N Things                          2/14/17
Beaver Valley Mall                     Boscov's                                 9/30/18
                                       JC Penney                                9/30/17
                                       Sears                                    8/15/06
                                       Kaufmann's                                 N/A
Lycoming Mall (2)                      Bon-Ton                                  7/31/06
                                       JC Penney                               10/31/05
                                       Kaufman's                                  N/A
                                       Sears                                    7/31/08
                                       Value City                               7/31/08
Northeast Tower Center                 Home Depot                               9/30/05
                                       Petsmart                                 2/28/12
                                       Wal-Mart                                 1/31/14
The Gallery at Market East I (3)       K-Mart                                     N/A
                                       Strawbridge's                              N/A
The Gallery at Market East II (3)      Burlington Coat Factory                28/02/2032
Plymouth Meeting Mall                  AMC Theater                             12/31/18
                                       Boscov's                                10/31/16
                                       Strawbridge's                              N/A
Metroplex Shopping Center              Target                                     N/A
                                       Lowe's                                     N/A
                                       Giant                                    2/28/21
Viewmont Mall (2)                      JC Penney                               10/31/05
                                       Sears                                   12/31/05
                                       Kauffmann's                                N/A
Springfield Park  I & II               Target                                     N/A
                                       Bed, Bath & Beyond                       1/31/09
                                       LA Fitness                               3/31/17
Nittany Mall (2)                       Bon-Ton                                  1/31/08
                                       JC Penney                                7/31/05
                                       Kaufmann's                                 N/A
                                       Sears                                    8/31/05
Uniontown Mall (2)                     Bon-Ton                                  1/31/06
                                       JC Penney                               10/31/05
                                       Roomful Express Furn.                    3/26/05
                                       Sears                                    2/25/08
                                       Teletech Customer Care                   6/28/05
                                       Value City                               7/31/07
Creekview Shopping Center              Target                                     N/A
                                       Lowe's                                     N/A
                                       Genuardi's                              12/31/21
-------------------------------------------------------------------------------------------------

                                                                        PAGE 17B

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

PORTFOLIO SUMMARY-RETAIL
(Sorted by State)


     RETAIL                                   PROPERTY  MANAGEMENT  PROPERTY  OWNERSHIP    DATE       YEAR BUILT/  YEARS SINCE
  PROPERTIES (1)           CITY       STATE    SUBTYPE    STATUS     STATUS    INTEREST  ACQUIRED   LAST RENOVATED  RENOVATION
  --------------           ----       -----    -------  ----------  --------  ---------  --------   -------------- -----------
Washington Crown       Washington       PA    Enclosed     PREIT      New          89%      2003        1969/1999       5
Center (2)                                    Mall

Wyoming Valley         Wilkes-Barre     PA    Enclosed     PREIT      New         100%      2003        1974/1995       9
Mall (2)                                      Mall

Willow Grove Park      Willow Grove     PA    Enclosed     PREIT      New         100%    2000/2003     1982/2001       3
                                              Mall

Magnolia Mall          Florence         SC    Enclosed     PREIT      Existing    100%      1997        1979/1992       12
                                              Mall

The Commons at         Florence         SC    Strip        PREIT      Existing    100%      1999        1991/2002       2
Magnolia                                      Center
New River Valley Mall  Christiansburg   VA    Enclosed     PREIT      New         89%       2003        1988            16
                                              Mall

Patrick Henry Mall     Newport News     VA    Enclosed     PREIT      New         89%       2003        1988/1999       5
                                              Mall

Crossroads Mall        Beckley          WV    Enclosed     PREIT      New         100%      2003        1981            23
                                              Mall

Valley View Mall       La Crosse        WI    Enclosed     PREIT      New         100%      2003        1980/2001       3
                                              Mall





--------------------------------------------------------------------------------------------------------------------------------
PROPERTIES HELD FOR SALE

Schuylkill Mall (2)    Frackville       PA    Enclosed     PREIT      New         100%      2003        1980/1991       13
                                              Mall



TOTAL ASSETS HELD FOR
SALE
TOTAL CONTINUING
PROPERTIES
--------------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
--------------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE
--------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED
AND JOINT VENTURE
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED
AND JOINT VENTURE                                                                                                       8.50
--------------------------------------------------------------------------------------------------------------------------------


     RETAIL            OWNED GLA    OWNED GLA    TOTAL       SPACE NOT OWNED (NAME/GLA)  TOTAL PROPERTY    MAJORS /         LEASE
  PROPERTIES (1)       (ANCHORS)  (NON-ANCHORS) OWNED GLA                                     GLA          ANCHORS        EXPIRATION
  --------------       ---------  ------------- ---------    --------------------------  --------------   ---------      -----------
Washington Crown         245,401      288,171     533,572    Kaufmann's        140,095        673,667     Sears             8/17/09
Center (2)                                                                                                Bon-Ton           1/31/10
                                                                                                          Gander            7/24/13
                                                                                                          Kaufmann's        N/A
Wyoming Valley           592,110      319,452     911,562                            -        911,562     Bon-Ton           1/31/07
Mall (2)                                                                                                  JC Penney         1/31/07
                                                                                                          Sears              8/1/06
                                                                                                          Kaufmann's        1/31/07
Willow Grove Park        225,000      339,098     564,098    Sears             641,861     1 ,205,959     Sears             N/A
                                                             Bloomingdale's                               Bloomingdale's    N/A
                                                             Strawbridge                                  Strawbridge's     N/A
                                                                                                          Macy's            1/31/22
Magnolia Mall            343,118      219,742     562,860                            -        562,860     Belk              1/31/06
                                                                                                          Best Buy          1/31/13
                                                                                                          JC Penney         3/31/07
                                                                                                          Sears             10/16/09
The Commons at            51,574       52,915     104,489    Target            126,200        230,689     Goody's           5/31/12
Magnolia                                                                                                  Target            N/A
New River Valley Mall    240,306      187,849     428,155                            -        428,155     Belks             4/19/08
                                                                                                          JC Penney         3/31/08
                                                                                                          Sears             8/2/08
Patrick Henry Mall       267,175      233,191     500,366    Hecht's           140,000        640,366     Dillard's Mens    4/30/08
                                                                                                          Dillard's Womens  9/22/13
                                                                                                          JC Penney         10/31/15
                                                                                                          Hecht's           N/A
Crossroads Mall          256,248      193,836     450,084                       -             450,084     Sears             11/30/08
                                                                                                          JC Penney         3/31/06
                                                                                                          Belk              12/31/06
Valley View Mall          96,357      238,380     334,737    Herberges         254,596        589,333     JC Penney         7/31/10
                                                             Marshall                                     Herberges         N/A
                                                             Fields                                       Marshall Fields   N/A
                                                             Sears                                        Sears             N/A



-----------------------------------------------------------------------------------------------------------------------------------
PROPERTIES HELD FOR SALE

Schuylkill Mall (2)      346,990      318,921     665,911    Bon-Ton            60,916        726,827     K-Mart            10/31/05
                                                                                                          Sears             10/31/05
                                                                                                          Bon-Ton           N/A
                                                                                                          Black Diamond     12/31/04
                                                                                                          Antiques
TOTAL ASSETS HELD FOR
SALE                     346,990      318,921     665,911       -               60,916        726,827
TOTAL CONTINUING
PROPERTIES            11,232,011   12,205,989  23,438,000       -            6,801,776     30,239,776
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED    10,394,488   10,621,271  21,015,759                    5,597,095     26,612,854
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE    1,184,513    1,903,639   3,088,152                    1,265,597      4,353,749
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR Wholly Owned
and Joint Venture     11,579,001   12,524,910  24,103,911                    6,862,692     30,966,603
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR Wholly Owned
and Joint Venture
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
        SUMMARY OF PROPERTIES FOR WHOLLY OWNED AND JOINT VENTURE PROPERTIES (4)

----------------------------------------------------------------------------------------
  ENCLOSED MALL     PREIT MANAGED              EXISTING               WHOLLY OWNED
       35                 42                      25                       41
----------------------------------------------------------------------------------------
  POWER CENTER   THIRD PARTY MANAGED             NEW                 JOINT VENTURE
        8                 6                       22                       7
----------------------------------------------------------------------------------------
  STRIP CENTER                              REDEVELOPMENT
        5                                         1
----------------------------------------------------------------------------------------
       48                 48                      48                       48
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                              SUMMARY OF TOTAL OWNED GLA FOR WHOLLY OWNED AND
                                                         JOINT VENTURE PROPERTIES
----------------------------------------------------------------------------------------------------------------------------------
   ENCLOSED MALL          PREIT MANAGED               EXISTING              WHOLLY OWNED          TOP 5 ASSETS AS A PERCENTAGE OF
     20,469,446            21,142,590                11,129,880              21,015,759                       17.5%
----------------------------------------------------------------------------------------------------------------------------------
    POWER CENTER       THIRD PARTY MANAGED               NEW                JOINT VENTURE       TOP ASSET AS A PERCENTAGE OF TOTAL
                                                                                                            OWNED GLA:
     3,045,658              2,961,321                12,220,696               3,088,152                        4.0%
----------------------------------------------------------------------------------------------------------------------------------
    STRIP CENTER                                    REDEVELOPMENT
      588,807                                          753,335
----------------------------------------------------------------------------------------------------------------------------------
     24,103,911            24,103,911                24,103,911              24,103,911
----------------------------------------------------------------------------------------------------------------------------------


(1) Does not include Westgate Anchor pad in Bethlehem, PA of 108,100 sf leased for Bon-Ton with expiration date of 11/23/2005.
(2) PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.
(3) The Gallery at Market East I & The Gallery at Market East II were counted as one property.


                                                                        PAGE 17C

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

QUARTERLY ACTIVITY
PROPERTY ACQUISITIONS/DISPOSITIONS SUMMARY

-----------------------------------------------------------------------------------------------------------------------------------
              NAME OF PROJECT, LOCATION                            SQUARE FEET/   OWNERSHIP    DATE ACQUIRED,   TOTAL COST OR PRICE
                                                                    UNITS/ACRES    INTEREST  COMPLETED, OR SOLD
-----------------------------------------------------------------------------------------------------------------------------------

ACQUISITIONS:

None


TOTAL ACQUISITIONS                                   SQUARE FEET             -                                     $           -

PENDING ACQUISITIONS:

Cumberland Mall, Vineland, New Jersey                SQUARE FEET       925,000       100%          4Q04            $  59,500,000
Orlando Fashion Square, Orlando, Florida                             1,100,000       100%          4Q04              123,500,000
                                                                     ---------                                     -------------
TOTAL PENDING ACQUISITIONS                           SQUARE FEET     2,025,000                                     $ 183,000,000

DIVESTITURES

Bradley Square Mall, Cleveland, TN, Martinsburg
Mall, Martinsburg, WV, Mount Berry Square Mall,
Rome, GA,  Shenango Valley Mall, Hermitage, PA
and West Manchester Mall, York, PA.                  SQUARE FEET     2,625,806       100%          3Q04           $ 110,700,000
Rio Grande Mall                                                        165,583        60%          3Q04               4,100,000
                                                                     ---------                                    -------------
TOTAL DIVESTITURES                                   SQUARE FEET     2,791,389                                    $ 114,800,000

PENDING DIVESTITURES:

Schuylkill Mall, Frackville, PA                                        726,827                      N/A                 N/A
                                                                     ---------                                    -------------
TOTAL PENDING DIVESTITURES                           SQUARE FEET       726,827                                    $           -

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              NAME OF PROJECT, LOCATION         PREIT'S COST OR PRICE  EXPECTED NOI                 MAJOR TENANTS
                                                                          CAP (1)
-----------------------------------------------------------------------------------------------------------------------------------

ACQUISITIONS:

None


TOTAL ACQUISITIONS                                  $           -

PENDING ACQUISITIONS:

Cumberland Mall, Vineland, New Jersey               $  59,500,000          10.2%             Boscov's, JC Penney, Value City
Orlando Fashion Square, Orlando, Florida              123,500,000           7.6%       Burdines-Macy's, Dillard's, JC Penney, Sears
                                                    -------------
TOTAL PENDING ACQUISITIONS                          $ 183,000,000

DIVESTITURES

Bradley Square Mall, Cleveland, TN, Martinsburg
Mall, Martinsburg, WV, Mount Berry Square Mall,
Rome, GA,  Shenango Valley Mall, Hermitage, PA
and West Manchester Mall, York, PA.                 $ 110,700,000          11.0%
Rio Grande Mall                                         4,100,000          11.0%
                                                    -------------
TOTAL DIVESTITURES                                  $ 114,800,000


PENDING DIVESTITURES:

Schuylkill Mall, Frackville, PA                          N/A                N/A
                                                    -------------
TOTAL PENDING DIVESTITURES                          $           -

-----------------------------------------------------------------------------------------------------------------------------------


(1) Expected NOI Cap is defined as PREIT's share of NOI in the year of stabilization divided by PREIT's share of the investment, except in the case of partner buyouts, where Expected NOI Cap is defined as incremental NOI budgeted / PREIT's incremental investment in the property.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

DEVELOPMENT ACTIVITY

-----------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT                      LOCATION             PROPERTY TYPE         TOTAL PROJECTED PROPERTY
                                                                                                   GLA (SQ FT) (1)
-----------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase II) (2)         Newark, DE                Power Center                           355,670
Lacey                                          Ocean County, NJ          Power Center                           273,111
New Garden                                     New Garden Twp, PA        Power Center                           404,614
Pavilion at Market East (4)                    Philadelphia, PA          Land                                       N/A
-----------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY                                                                                    1,033,395
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
           NAME OF PROJECT                TOTAL PROJECTED COST (1)     PREIT'S SHARE         PREIT'S SHARE OF        EXPECTED
                                                                          OF COST           INVESTMENT TO DATE  STABILIZED NOI CAP
------------------------------------------------------------------------------------------------------------------------------------

Christiana Power Center (Phase II) (2)             N/A                          N/A          $  4,681,706               N/A
Lacey                                       34,532,519                   26,125,086             2,738,561             10.0%
New Garden                                  42,580,062                   27,830,062             1,451,223              8.5%
Pavilion at Market East (4)                        N/A                          N/A             1,506,178               N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY               $  77,112,581                $  53,955,148          $ 10,377,668              9.2%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        NAME OF PROJECT                 CONST START     DATE OF INITIAL       EXPECTED DATE OF    STABILIZED OPERATIONS       STATUS
                                           DATE           OCCUPANCY             COMPLETION                DATE
------------------------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase II) (2)      N/A               N/A                   N/A                    N/A         Development
Lacey                                      1Q05              4Q05                  2Q06(3)                3Q06         Development
New Garden                                 2Q05              1Q06                  1Q06                   2Q06         Development
Pavilion at Market East (4)                 N/A               N/A                   N/A                    N/A         Construction
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT                  % COMP.    % LEASED      % OCCUPIED                 ANCHORS                PREIT'S
                                                                                                                            SHARE
------------------------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase II) (2)            N/A          0%            0%                                              100%
Lacey                                             10%         48%            0%        Home Depot                            100%
New Garden                                         5%         32%            0%        Home Depot, Supermarket               100%
Pavilion at Market East (4)                       N/A         N/A           N/A        TBD                                    50%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------

(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.
(2) On April 28, 2004, the Supreme Court of the State of Delaware affirmed a Court of Chancery determination that the Delaware Department of Transportation violated the terms of a 1992 Settlement Agreement pertaining to the development of the Company's Christiana Phase II project. The Company owns a 50% interest in this planned approximately 356,000 square foot power center project located in Newark, Delaware adjacent to the Company's Christiana Power Center I. Under the terms of the Supreme Court decision the matter has been remitted to the Superior Court of the State of Delaware for a determination of the damages to which the Company is entitled. The Company is unable to predict the outcome of this proceeding.
(3) Home Depot is expected to open in 4Q05 with the balance of the Shopping Center to open during the 2Q06.
(4) The Company's original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the project joint venture, which continues to own the unimproved land.


REDEVELOPMENT ACTIVITY (1)

------------------------------------------------------------------------------------------------------------------------------------
                 NAME OF PROJECT                  LOCATION                   PROPERTY TYPE              TOTAL PROJECTED PROPERTY
                                                                                                                GLA (SQ FT) (1)
------------------------------------------------------------------------------------------------------------------------------------
The Mall at Prince Georges (2)(3)               Hyattsville, MD             Enclosed Mall                          893,274
Echelon Mall (4)                                Voorhees, NJ                Enclosed Mall                        1,187,631
Patrick Henry Mall (5)                          Newport News, VA            Enclosed Mall                          712,371
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY                                                                                   $ 2,793,276
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT        TOTAL PROJECTED        PREIT'S SHARE OF COST        PREIT'S SHARE OF      EXPECTED STABILIZED
                                          COST (1)                                       INVESTMENT TO DATE           NOI CAP
------------------------------------------------------------------------------------------------------------------------------------
The Mall at Prince Georges (2)(3)       $ 24,146,000            $ 18,000,000               $  8,933,061                12.0%
Echelon Mall (4)                                                  13,500,000                    572,693                11.0%
Patrick Henry Mall (5)                    25,700,000              25,700,000                     33,435                10.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY            $ 49,846,000            $ 57,200,000               $  9,539,189                10.9%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT           CONST START    DATE OF INITIAL       EXPECTED DATE OF    STABILIZED OPERATIONS       STATUS
                                            DATE           OCCUPANCY             COMPLETION                DATE
------------------------------------------------------------------------------------------------------------------------------------
The Mall at Prince Georges (2)(3)            2Q03             4Q04                   4Q04                  4Q05         Construction
Echelon Mall (4)                             2Q05             2Q06
Patrick Henry Mall (5)                       4Q04             4Q05                   4Q05                  4Q05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT            % COMP.     % LEASED       % OCCUPIED             ANCHORS            PREIT'S
                                                                                                                SHARE
------------------------------------------------------------------------------------------------------------------------------------
The Mall at Prince Georges (2)(3)           40%         65%              0%               Target                  100%
Echelon Mall (4)                             4%          0%              0%               Wal-Mart (4)            100%
Patrick Henry Mall (5)                       0%         49%              0%               Dick's Sporting Goods   100%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------


(1) GLA and total project cost include tenants that purchased their respective land; therefore, the % leased and occupied will also include these tenants.
(2)  Income producing property, but still under development.
(3) The mall at Prince Georges % leased is based on the 210,010 sq foot redevelopment area which was vacant at 9/30/04.
(4) Wal-Mart committed to the redevelopment plans at Echelon Mall. See PREIT's press release from 7/14/04.
(5) Dick's Sporting Goods committed to the redevelopment plans at Patrick Henry Mall. See PREIT's press release from 8/05/04.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

TOP TWENTY TENANTS (BY PREIT'S SHARE OF ANNUALIZED BASE RENT)

                                                                         -----------------------------------------------------------
                                                                                             NUMBER OF STORES
                                                                         -----------------------------------------------------------

                                                                                        PERCENTAGE RENT
                                                                                        IN LIEU OF FIXED
                                                                                         RENT OR COMMON
                        TENANT                                            FIXED RENT     AREA COSTS (1)           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc./Old Navy                                                           53                 3                    56

The Limited Stores, Inc.                                                     76                16                    92

JC Penney                                                                    27                 3                    30

Footlocker, Inc.                                                             62                 3                    65

Sears                                                                        26                 3                    29

Zales                                                                        82                 0                    82

Hallmark Cards, Inc.                                                         53                 2                    55

Sterling Jewelers, Inc. (Kay Jewelers)                                       37                 0                    37

American Eagle Outfitters                                                    28                 1                    29

Borders                                                                      31                 1                    32

Trans World Entertainment                                                    31                 0                    31

Bon-Ton                                                                      15                 1                    16

Regis Corp.                                                                  80                 0                    80

Boscov's                                                                      6                 1                     7

Kay Bee Toys (4)                                                             30                 1                    31

Sun Capital Partners                                                         26                 2                    28

Charming Shoppes, Inc.                                                       28                 1                    29

Shoe Show, Inc.                                                              32                 0                    32

Payless Shoe Source                                                          38                 5                    43

Luxottica                                                                    38                 0                    38
------------------------------------------------------------------------------------------------------------------------------------
     Total Top 20 Tenants                                                   799                43                   842
------------------------------------------------------------------------------------------------------------------------------------
     Total Retail Leased                                                                                          3,315
------------------------------------------------------------------------------------------------------------------------------------


                                                                          ----------------------------------------------------------
                                                                                                GLA OF STORES
                                                                          ----------------------------------------------------------

                                                                                        PERCENTAGE RENT
                                                                                        IN LIEU OF FIXED
                                                                                         RENT OR COMMON
                        TENANT                                        FIXED RENT         AREA COSTS (1)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc./Old Navy                                                      644,400            35,012                      679,412

The Limited Stores, Inc.                                                462,485            59,441                      521,926

JC Penney                                                             2,396,595           362,130                    2,758,725

Footlocker, Inc.                                                        343,270             7,487                      350,757

Sears                                                                 3,039,832           412,236                    3,135,068

Zales                                                                    67,048                                         67,048

Hallmark Cards, Inc.                                                    186,891             8,286                      195,177

Sterling Jewelers, Inc. (Kay Jewelers)                                   51,542                                         51,542

American Eagle Outfitters                                               135,174             3,800                      138.974

Borders                                                                 177,773             3,725                      181,498

Trans World Entertainment                                               141,240                                        141,240

Bon-Ton                                                               1,077,982            60,916                    1,138,898

Regis Corp.                                                              95,045                                         95,045

Boscov's                                                              1,130,706           178,000                    1,308,706

Kay Bee Toys (4)                                                        133,438             3,407                      136,845

Sun Capital Partners                                                     85,385             7,810                       93,195

Charming Shoppes, Inc.                                                  183,630             5,204                      188,834

Shoe Show, Inc.                                                         155,180                                        155,180

Payless Shoe Source                                                     124,202            17,103                      141,305

Luxottica                                                                79,595                                         79,595

------------------------------------------------------------------------------------------------------------------------------------
     Total Top 20 Tenants                                            10,711,413         1,164,557                   11,558,970
------------------------------------------------------------------------------------------------------------------------------------
     Total Retail Leased                                                                                            22,080,797
------------------------------------------------------------------------------------------------------------------------------------



                                                                             PREIT'S SHARE OF ANNUALIZED        PERCENT OF PREIT'S
                    TENANT                        ANNUALIZED BASE RENT              BASE RENT (2)             TOTAL RETAIL BASE RENT
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc./Old Navy                                    $13,253,815                    $12,434,505                        4.69%

The Limited Stores, Inc.                               10,796,229                     10,313,347                        3.89%

JC Penney                                               6,910,930                      6,779,824                        2.56%

Footlocker, Inc.                                        6,081,445                      5,769,509                        2.18%

Sears                                                   5,778,919                      5,623,188                        2.12%

Zales                                                   4,926,451                      4,715,676                        1.78%

Hallmark Cards, Inc.                                    4,310,577                      4,175,542                        1.58%

Sterling Jewelers, Inc. (Kay Jewelers)                  3,498,814                      3,311,314                        1.25%

American Eagle Outfitters                               3,336,690                      3,203,112                        1.21%

Borders                                                 3,414,480                      3,188,582                        1.20%

Trans World Entertainment                               3,323,217                      3,144,981                        1.19%

Bon-Ton                                                 2,943,869                      2,943,869                        1.11%

Regis Corp.                                             2,824,521                      2,767,937                        1.04%

Boscov's                                                3,137,572                      2,695,972                        1.02%

Kay Bee Toys (4)                                        2,822,006                      2,681,537                        1.01%

Sun Capital Partners                                    2,737,710                      2,654,130                        1.00%

Charming Shoppes, Inc.                                  2,651,983                      2,512,946                        0.95%

Shoe Show, Inc.                                         2,586,359                      2,512,320                        0.95%

Payless Shoe Source                                     2,623,325                      2,471,897                        0.93%

Luxottica                                               2,609,521                      2,430,593                        0.92%
------------------------------------------------------------------------------------------------------------------------------------
     Total Top 20 Tenants                              90,568,433                     86,330,781                       32.59%
------------------------------------------------------------------------------------------------------------------------------------
     Total Retail Leased                             $276,920,992                   $264,932,116(3)                   100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.
(2) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint venture.
(3) PREIT's share of annualized base rent is derived by annualizing 3rd quarter base rent from continuing operations. Straight line rent is not included in the base rent figures.
(4) Kay Bee Toys filed for bankruptcy protection (Chapter 11) in January 2004.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)


                                              RETAIL LEASE EXPIRATION SCHEDULE - ANCHORS(1)
------------------------------------------------------------------------------------------------------------------------------------
YEAR               LEASES          GROSS LEASABLE AREA                             ANNUALIZED BASE RENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PERCENT OF        AVERAGE
LEASE            NUMBER OF                                                          PREIT'S SHARE OF       TOTAL          EXPIRING
EXPIRATION        LEASES                           PERCENT      RENT IN EXPIRING    RENT IN EXPIRING     (PREIT'S         BASE RENT
YEAR             EXPIRING         EXPIRING GLA     OF TOTAL           YEAR              YEAR (3)           SHARE)           PSF
------------------------------------------------------------------------------------------------------------------------------------
Prior (2)            1               85,483          0.77%        $  188,400           $188,400            0.52%           $2.20
2004                 0                    -          0.00%                 -                  -            0.00%             N/P
2005                17            1,443,834         13.09%         5,357,548          5,357,548           14.82%            3.71
2006                17            1,258,227         11.40%         3,129,830          3,129,830            8.66%            2.49
2007                 8              814,155          7.38%         1,975,866          1,965,966            5.44%            2.43
2008                16            1,070,427          9.70%         2,799,649          2,799,649            7.75%            2.62
2009                13            1,050,150          9.52%         3,543,076          2,578,371            7.13%            3.37
2010                 9              889,129          8.06%         2,797,803          2,797,803            7.74%            3.15
2011                 7              615,055          5.57%         3,380,699          2,257,884            6.25%            5.50
2012                 3              302,710          2.74%           512,783            475,902            1.32%            1.69
2013                 5              304,486          2.76%         2,286,713          2,286,713            6.33%            7.51
2014                 4              409,607          3.71%         1,645,670          1,645,670            4.55%            4.02
Thereafter          22            2,789,487         25.28%        12,363,397         10,663,608           29.50%            4.43
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS:             122          11,032,750           100%       $39,981,434        $36,147,344             100%           $3.62
-----------------------------------------------------------------------------------------------------------------------------------

(1) Includes only Owned Anchor space.
(2) Includes all tenant leases which have already expired and are on a Month to Month basis.
(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

RETAIL LEASE EXPIRATION SCHEDULE - NON-ANCHORS(1)

------------------------------------------------------------------------------------------------------------------------------------
YEAR              LEASES            GROSS LEASABLE AREA                           ANNUALIZED BASE RENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PERCENT OF         AVERAGE
LEASE            NUMBER OF                                                          PREIT'S SHARE OF       TOTAL           EXPIRING
EXPIRATION        LEASES                           PERCENT      RENT IN EXPIRING    RENT IN EXPIRING     (PREIT'S          BASE RENT
YEAR             EXPIRING         EXPIRING GLA     OF TOTAL           YEAR              YEAR (3)           SHARE)            PSF
------------------------------------------------------------------------------------------------------------------------------------
Prior (2)             132            369,250         3.34%        $ 7,176,716         $  6,764,949          2.93%            $19.44
2004                   89            162,311         1.47%          3,499,317            3,270,974          1.42%             21.56
2005                  439          1,109,086        10.04%         24,317,369           23,158,403         10.04%             21.93
2006                  407          1,113,488        10.08%         25,503,968           24,118,438         10.46%             22.90
2007                  383          1,092,106         9.89%         24,040,874           22,718,282          9.85%             22.01
2008                  342          1,041,401         9.43%         24,663,770           23,717,968         10.28%             23.68
2009                  328            919,468         8.32%         23,498,545           22,808,243          9.89%             25.56
2010                  319          1,175,877        10.64%         26,605,456           25,583,156         11.09%             22.63
2011                  234          1,128,052        10.21%         25,011,380           21,945,086          9.51%             22.17
2012                  193            808,615         7.32%         19,962,319           18,225,078          7.90%             24.69
2013                  165            561,138         5.08%         14,261,046           13,356,122          5.79%             25.41
2014                   97            477,265         4.32%         11,188,700            9,488,423          4.11%             23.44
Thereafter             65          1,089,990         9.87%         18,881,701           15,516,170          6.73%             17.32
------------------------------------------------------------------------------------------------------------------------------------
TOTALS:             3,193         11,048,047          100%       $248,611,161         $230,671,292           100%            $22.50
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes only Owned Non-Anchor space.

(2) Includes all tenant leases which have already expired and are on a Month to Month basis.

(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

LEASING ACTIVITY SUMMARY

                                     RETAIL


                                                  AVERAGE                   INCREASE/
                                                 PREVIOUS     AVERAGE       DECREASE
                                                 BASE RENT   NEW BASE        IN BASE
NEW LEASE          NUMBER           GLA             PSF      RENT PSF       RENT PSF
---------          ------           ---          ---------   ---------     ---------

PREVIOUSLY
LEASED SPACE:
1st Quarter          13           32,324        $18.76       $24.84        $6.08
2nd Quarter          17           42,013         24.59        32.96         8.37
3rd Quarter          32           67,026         31.86        35.34         3.48
4th Quarter
                                                                  -
                  --------------------------------------------------------------------
TOTAL OR AVERAGE     62           141,363       $26.70       $32.23        $5.53
                  ====================================================================
PREVIOUSLY
VACANT SPACE:

1st Quarter          12           26,926        $    -       $23.40       $23.40
2nd Quarter          22           36,904             -        27.35        27.35
3rd Quarter          34          102,111             -        20.97        20.97
4th Quarter                                                                    -
                  --------------------------------------------------------------------
TOTAL OR AVERAGE     68          165,941             -       $22.78       $22.78
                  ====================================================================


                                                                     TOTAL
                        ANNUALIZED            ANNUALIZED           ANNUALIZED
                         TENANT                LEASING              COSTS OF
                     IMPROVEMENTS PSF      COMMISSIONS PSF         LEASING PSF
                           (1)                  (1)(2)               (1)(2)
                     ----------------       ---------------       -----------
1st Quarter              $1.76                 $     -               $1.76
2nd Quarter               2.50                       -                2.50
3rd Quarter               4.00                       -                4.00
4th Quarter
                                                     -                   -
                        --------------------------------------------------------
TOTAL OR AVERAGE         $3.04                 $     -               $3.04
                        ========================================================
PREVIOUSLY
VACANT SPACE:

1st Quarter              $1.08                 $     -               $1.08
2nd Quarter               1.35                       -                1.35
3rd Quarter               1.04                       -                1.04
4th Quarter                                                              -
                        --------------------------------------------------------
TOTAL OR AVERAGE         $1.12                 $     -               $1.12
                        ========================================================



                                                  AVERAGE      AVERAGE      INCREASE/
                                                 PREVIOUS     NEW BASE      DECREASE
                                                 BASE RENT    RENT PSF       IN BASE
RENEWAL (3)        NUMBER           GLA             PSF                     RENT PSF
-----------        ------           ---          ---------   ---------     ---------

1st Quarter (4)      60           353,520         $12.09       $13.40       $1.31
2nd Quarter          80           178,337          21.69        22.57        0.88
3rd Quarter (5)      94           500,163          12.79        13.19        0.40
4th Quarter                                                                     -
                  -------------------------------------------------------------------
TOTAL OR AVERAGE    234         1,032,020         $14.09       $14.88       $0.79
                  ===================================================================



                                                                    TOTAL
                       ANNUALIZED             ANNUALIZED          ANNUALIZED
                         TENANT                LEASING             COSTS OF
RENEWAL (3)          IMPROVEMENTS PSF      COMMISSIONS PSF       LEASING PSF
                           (1)                  (1)(2)              (1)(2)
                    ----------------       ---------------       -----------

1st Quarter (4)        $   -                    $    -             $   -
2nd Quarter                -                                           -
3rd Quarter (5)         0.08                                        0.08
4th Quarter                                                            -
                  ----------------------------------------------------------
TOTAL OR AVERAGE       $0.04                    $    -             $0.04
                  ==========================================================

(1) These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.

(2) External commissions only.

(3) This category includes expansions, relocations, lease extensions and modifications.

(4) Includes an anchor lease of 176,834 square feet for a base rent of $1.20 per square foot. The other 59 renewal leases with 176,686 had an average previous base rent psf of $22.99 and an average new base rent psf of $25.61 representing an increase of $2.62 in base rent psf.

(5) Includes an anchor lease of 91,164 square feet for a base rent of $1.86 per square foot. The other 93 renewal leases with 408,999 square feet had an average previous base rent psf of $15.23 and an average new base rent psf of $15.71 representing an increase of $0.48 in base rent psf.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)


                                                           CAPITAL EXPENDITURES

                                                                                        Q3 04
                                                                          (3 months ended September 30, 2004)
                                                                 -----------------------------------------------------
RETAIL                                                              WHOLLY OWNED    JOINT VENTURES           TOTAL
--------------------------------------------------               -----------------------------------------------------
New development projects                                            $     14,913       $       -         $      14,913
Redevelopment projects with incremental GLA                            4,695,901                             4,695,901
   and/or Anchor Replacement                                                                   -                     -
Renovation with no incremental GLA                                                             -                     -
Tenant allowances                                                      1,210,474         138,835             1,349,309
Operational capital expenditures at properties:                                                                      -
    CAM expenditures                                                   1,711,240               -             1,711,240
    Non-CAM expenditures                                               1,090,374          10,613             1,100,987
                                                                    ------------      ----------         -------------
     SUBTOTAL OPERATIONAL CAPITAL EXPENDITURES AT PROPERTIES        $  2,801,614      $   10,613         $   2,812,227
                                                                    ------------      ----------         -------------
TOTAL                                                               $  8,722,902      $  149,448         $   8,872,350
                                                                    ------------      ----------         -------------

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)


                                                                                                 Q304
                      ENCLOSED MALLS                                  --------------------------------------------------------------
               (Includes Only Owned Space)                              TOTAL            TOTAL        IN-LINE ONLY         IN-LINE
                                                                       W/ANCHOR         W/ANCHOR       (NON-ANCHOR)     (NON-ANCHOR)
                                                                       % LEASED       % AVAILABLE        % LEASED       % AVAILABLE
                                                                      --------------------------------------------------------------
Beaver Valley Mall                                                       89.1%           10.9%             76.7%            22.3%
Capital City                                                             98.4%            1.6%             97.2%             2.8%
Chambersburg Mall                                                        93.6%            6.4%             86.3%            13.7%
Cherry Hill Mall                                                         91.4%            8.6%             91.4%             8.6%
Crossroads Mall                                                          95.2%            4.8%             88.8%            11.2%
Dartmouth Mall                                                           94.8%            5.2%             91.3%             8.7%
Echelon Mall                                                             37.2%           62.8%             63.9%            36.1%
Exton Square Mall                                                        93.0%            7.0%             84.8%            15.2%
Francis Scott Key Mall                                                   96.5%            3.5%             92.9%             7.1%
Jacksonville Mall                                                        97.8%            2.2%             95.5%             4.5%
Laurel Mall                                                              95.2%            4.8%             87.1%            12.9%
Lehigh Valley Mall                                                       89.4%           10.6%             84.6%            15.4%
Logan Valley Mall                                                        97.2%            2.8%             93.3%             6.7%
Lycoming Mall                                                            89.7%           10.3%             80.0%            20.0%
Magnolia Mall                                                            93.4%            6.6%             83.1%            16.9%
Moorestown Mall                                                          94.5%            5.5%             87.5%            12.5%
New River Valley Mall                                                    77.5%           22.5%             83.3%            16.7%
Nittany Mall                                                             94.8%            5.2%             89.5%            10.5%
North Hanover Mall                                                       93.2%            6.8%             81.4%            18.6%
Palmer Park Mall                                                         99.2%            0.8%             97.2%             2.8%
Patrick Henry Mall                                                       99.3%            0.7%             98.5%             1.5%
Phillipsburg Mall                                                        90.6%            9.4%             78.1%            21.9%
Plymouth Meeting                                                         73.2%           26.8%             89.6%            10.4%
Schuylkill Mall                                                          76.5%           23.5%             69.2%            30.8%
South Mall                                                               96.8%            3.2%             94.0%             6.0%
The Gallery at Market East                                               94.4%            5.6%             94.4%             5.6%
The Gallery II at Market East                                            81.6%           18.4%             70.2%            29.8%
The Mall at Prince Georges                                               86.2%           13.8%             87.3%            12.7%
Uniontown Mall                                                           95.7%            4.3%             89.2%            10.8%
Valley Mall                                                              99.2%            0.8%             98.5%             1.5%
Valley View Mall                                                         93.9%            6.1%             91.4%             8.6%
Viewmont Mall                                                            99.0%            1.0%             97.4%             2.6%
Washington Crown Center                                                  93.7%            6.3%             88.3%            11.7%
Willow Grove Park                                                        94.1%            5.9%             90.2%             9.8%
Wiregrass Mall                                                           83.4%           16.6%             83.4%            16.6%
Wyoming Mall                                                             97.4%            2.6%             92.5%             7.5%
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)                                      90.3%            9.7%             86.9%            13.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                      --------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                              90.2%            9.8%             87.0%            13.0%
JOINT VENTURE PROPERTIES                                                 92.0%            8.0%             85.4%            14.6%
                                                                      --------------------------------------------------------------
PRI-MANAGED (1)                                                          90.2%            9.8%             87.0%            13.0%
NON PRI-MANAGED                                                          92.0%            8.0%             85.4%            14.6%
                                                                      --------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 85.4%           14.6%             84.6%            15.4%
NEW                                                                      93.4%            6.6%             88.5%            11.5%
REDEVELOPMENT PROPERTIES                                                 86.2%           13.8%             87.3%            12.7%
                                                                      --------------------------------------------------------------
CONTINUING OPERATIONS (1)                                                90.8%            9.2%             87.5%            12.5%
DISCONTINUED OPERATIONS                                                  76.5%           23.5%             69.2%            30.8%
                                                                      --------------------------------------------------------------



                                                                                                % CHANGE
                      ENCLOSED MALLS                                  --------------------------------------------------------------
             (Includes Non-Anchor Owned Space)                          TOTAL            TOTAL        IN-LINE ONLY         IN-LINE
                                                                       W/ANCHOR         W/ANCHOR       (NON-ANCHOR)     (NON-ANCHOR)
                                                                       % LEASED       % AVAILABLE        % LEASED       % AVAILABLE
                                                                      --------------------------------------------------------------
Beaver Valley Mall                                                       -0.7%             0.7%            -1.5%             1.5%
Capital City                                                              N/A              N/A              N/A              N/A
Chambersburg Mall                                                         N/A              N/A              N/A              N/A
Cherry Hill Mall                                                         -2.0%             2.0%            -2.0%             2.0%
Crossroads Mall                                                           N/A              N/A              N/A              N/A
Dartmouth Mall                                                           13.4%           -13.4%            -1.8%             1.8%
Echelon Mall                                                            -15.0%            15.0%            -6.5%             6.5%
Exton Square Mall                                                        -3.1%             3.1%            -5.8%             5.8%
Francis Scott Key Mall                                                    N/A              N/A              N/A              N/A
Jacksonville Mall                                                         N/A              N/A              N/A              N/A
Laurel Mall                                                              -1.1%             1.1%            -2.9%             2.9%
Lehigh Valley Mall                                                       -1.2%             1.2%            -1.8%             1.8%
Logan Valley Mall                                                         N/A              N/A              N/A              N/A
Lycoming Mall                                                             N/A              N/A              N/A              N/A
Magnolia Mall                                                             0.1%            -0.1%             3.8%            -3.8%
Moorestown Mall                                                          -1.7%             1.7%            -3.9%             3.9%
New River Valley Mall                                                     N/A              N/A              N/A              N/A
Nittany Mall                                                              N/A              N/A              N/A              N/A
North Hanover Mall                                                        N/A              N/A              N/A              N/A
Palmer Park Mall                                                          0.7%            -0.7%             2.2%            -2.2%
Patrick Henry Mall                                                        N/A              N/A              N/A              N/A
Phillipsburg Mall                                                         N/A              N/A              N/A              N/A
Plymouth Meeting                                                         -1.0%             1.0%            -2.2%             2.2%
Schuylkill Mall                                                           N/A              N/A              N/A              N/A
South Mall                                                                N/A              N/A              N/A              N/A
The Gallery at Market East                                                0.0%             0.0%             0.0%             0.0%
The Gallery II at Market East                                             N/A              N/A              N/A              N/A
The Mall at Prince Georges                                              -2.6%              2.6%            -5.6%             5.6%
Uniontown Mall                                                            N/A              N/A              N/A              N/A
Valley Mall                                                               N/A              N/A              N/A              N/A
Valley View Mall                                                          N/A              N/A              N/A              N/A
Viewmont Mall                                                             N/A              N/A              N/A              N/A
Washington Crown Center                                                   N/A              N/A              N/A              N/A
Willow Grove Park                                                        -0.9%             0.9%            -1.5%             1.5%
Wiregrass Mall                                                            N/A              N/A              N/A              N/A
Wyoming Mall                                                              N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)                                       3.6%            -3.6%            -0.4%             0.4%
------------------------------------------------------------------------------------------------------------------------------------
                                                                      --------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                               5.5%            -5.5%             0.0%             0.0%
JOINT VENTURE PROPERTIES                                                 -2.6%             2.6%            -3.3%             3.3%
                                                                      --------------------------------------------------------------
PRI-MANAGED (1)                                                           4.6%            -4.6%            -0.3%             0.3%
NON PRI-MANAGED                                                          -1.2%             1.2%            -2.1%             2.1%
                                                                      --------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 -0.7%             0.7%            -2.4%             2.4%
NEW                                                                      -1.6%             1.6%            -3.2%             3.2%
REDEVELOPMENT PROPERTIES                                                 -2.6%             2.6%            -5.6%             5.6%
                                                                      --------------------------------------------------------------
CONTINUING OPERATIONS (1)                                                 4.1%            -4.1%             0.1%            -0.1%
DISCONTINUED OPERATIONS                                                   N/A              N/A              N/A              N/A
                                                                      --------------------------------------------------------------



                                                                                                 Q303
                      ENCLOSED MALLS                                  --------------------------------------------------------------
             (Includes Non-Anchor Owned Space)                          TOTAL            TOTAL        IN-LINE ONLY         IN-LINE
                                                                       W/ANCHOR         W/ANCHOR       (NON-ANCHOR)     (NON-ANCHOR)
                                                                       % LEASED       % AVAILABLE        % LEASED       % AVAILABLE
                                                                      --------------------------------------------------------------
Beaver Valley Mall                                                       89.8%            10.2%            78.1%            21.9%
Capital City                                                              N/A              N/A              N/A              N/A
Chambersburg Mall                                                         N/A              N/A              N/A              N/A
Cherry Hill Mall                                                         93.3%             6.7%            93.3%             6.7%
Crossroads Mall                                                           N/A              N/A              N/A              N/A
Dartmouth Mall                                                           81.4%            18.6%            93.1%             6.9%
Echelon Mall                                                             52.2%            47.8%            70.4%            29.6%
Exton Square Mall                                                        96.1%             3.9%            90.5%             9.5%
Francis Scott Key Mall                                                    N/A              N/A              N/A              N/A
Jacksonville Mall                                                         N/A              N/A              N/A              N/A
Laurel Mall                                                              96.3%             3.7%            89.9%            10.1%
Lehigh Valley Mall                                                       90.7%             9.3%            86.4%            13.6%
Logan Valley Mall                                                         N/A              N/A              N/A              N/A
Lycoming Mall                                                             N/A              N/A              N/A              N/A
Magnolia Mall                                                            91.9%             8.1%            79.3%            20.7%
Moorestown Mall                                                          96.2%             3.8%            91.4%             8.6%
New River Valley Mall                                                     N/A              N/A              N/A              N/A
Nittany Mall                                                              N/A              N/A              N/A              N/A
North Hanover Mall                                                        N/A              N/A              N/A              N/A
Palmer Park Mall                                                         98.5%             1.5%            95.0%             5.0%
Patrick Henry Mall                                                        N/A              N/A              N/A              N/A
Phillipsburg Mall                                                         N/A              N/A              N/A              N/A
Plymouth Meeting                                                         74.3%            25.7%            91.8%             8.2%
Schuylkill Mall                                                           N/A              N/A              N/A              N/A
South Mall                                                                N/A              N/A              N/A              N/A
The Gallery at Market East                                               94.5%             5.5%            94.5%             5.5%
The Gallery II at Market East                                             N/A              N/A              N/A              N/A
The Mall at Prince Georges                                               88.8%            11.2%            92.9%             7.1%
Uniontown Mall                                                            N/A              N/A              N/A              N/A
Valley Mall                                                               N/A              N/A              N/A              N/A
Valley View Mall                                                          N/A              N/A              N/A              N/A
Viewmont Mall                                                             N/A              N/A              N/A              N/A
Washington Crown Center                                                   N/A              N/A              N/A              N/A
Willow Grove Park                                                        95.0%             5.0%            91.7%             8.3%
Wiregrass Mall                                                            N/A              N/A              N/A              N/A
Wyoming Mall                                                              N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)                                      86.7%            13.3%            87.4%           12.6%
------------------------------------------------------------------------------------------------------------------------------------
                                                                      --------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                              84.7%            15.3%            87.0%           13.0%
JOINT VENTURE PROPERTIES                                                 94.6%             5.4%            88.7%           11.3%
                                                                      --------------------------------------------------------------
PRI-MANAGED (1)                                                          85.6%            14.4%            87.3%           12.7%
NON PRI-MANAGED                                                          93.2%             6.8%            87.5%           12.5%
                                                                     ---------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 86.1%            13.9%            87.0%           13.0%
NEW                                                                      95.0%             5.0%            91.7%            8.3%
REDEVELOPMENT PROPERTIES                                                 88.8%            11.2%            92.9%            7.1%
                                                                      --------------------------------------------------------------
CONTINUING OPERATIONS (1)                                                86.7%            13.3%            87.4%           12.6%
DISCONTINUED OPERATIONS                                                   N/A              N/A              N/A             N/A
                                                                      --------------------------------------------------------------


(1) The Mall at Prince Georges is classified as a redevelopment property and is not included in the weighted average.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)



                       ENCLOSED MALLS
             (Includes Non-Anchor Owned Space)                                               Q304
                                                            ------------------------------------------------------------------------
                                                               AVG BASE RENT    AVG % RENT   ADDITIONAL      AVG COMP    OCCUP. COST
                                                                   PSF(1)         PSF(1)     CHARGES PSF   SALES PSF(2)     RATIO
                                                            ------------------------------------------------------------------------
Beaver Valley Mall                                                $16.40          $0.47         $6.41          $241         9.66%
Capital City                                                       22.34           0.88          6.43           345         8.59%
Chambersburg Mall                                                  18.90           0.09          4.91           243         9.84%
Cherry Hill Mall                                                   35.93           0.96         18.37           426        12.97%
Crossroads Mall                                                    16.49           0.88          6.17           253         9.31%
Dartmouth Mall                                                     19.98           1.41          7.73           398         7.32%
Echelon Mall                                                       22.72           0.10         12.51           219        16.13%
Exton Square Mall                                                  35.26           0.70         14.93           375        13.57%
Francis Scott Key Mall                                             20.59           0.65          6.92           274        10.28%
Jacksonville Mall                                                  21.91           1.40          6.43           357         8.33%
Laurel Mall                                                        13.83           0.49          5.44           260         7.60%
Lehigh Valley Mall                                                 31.82           0.64         10.26           423        10.10%
Logan Valley Mall                                                  20.82           1.38          7.28           300         9.83%
Lycoming Mall                                                      14.76           1.08          5.02           262         7.97%
Magnolia Mall                                                      24.69           0.38         10.16           323        10.91%
Moorestown Mall                                                    24.06           0.77         14.04           374        10.39%
New River Valley Mall                                              19.48           0.49          4.10           256         9.40%
Nittany Mall                                                       20.30           0.98          7.24           257        11.10%
North Hanover Mall                                                 18.59           1.30          6.55           264        10.02%
Palmer Park Mall                                                   21.12           1.13         10.07           335         9.65%
Patrick Henry Mall                                                 31.22           1.76         10.10           439         9.81%
Phillipsburg Mall                                                  22.78           0.62         10.89           284        12.08%
Plymouth Meeting                                                   18.55           0.32          8.44           258        10.59%
Schuylkill Mall                                                     9.47           0.18          3.25           210         6.15%
South Mall                                                         14.57           0.32          4.96           263         7.55%
The Gallery at Market East                                         33.44           0.52          9.90           341        12.86%
The Gallery II at Market East                                      33.97           0.74          3.70           417         9.21%
The Mall at Prince Georges (3)                                     24.99           1.34         13.89           366        10.99%
Uniontown Mall                                                     13.82           1.19          3.59           251         7.41%
Valley Mall                                                        18.07           0.90          5.17           319         7.57%
Valley View Mall                                                   23.00           0.57         13.00           309        11.84%
Viewmont Mall                                                      22.23           1.66          7.19           345         9.01%
Washington Crown Center                                            16.60           0.13          4.56           248         8.59%
Willow Grove Park                                                  38.09           0.30         19.35           411        14.05%
Wiregrass Mall                                                     20.24           0.52          7.97           264        10.88%
Wyoming Mall                                                       23.47           0.43          7.82           321         9.88%
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)                               $22.89          $0.75         $8.84          $323        10.06%
------------------------------------------------------------------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                       $22.65          $0.76         $8.85          $318        10.14%
JOINT VENTURE PROPERTIES                                          $26.15          $0.59         $8.74          $395         8.97%
                                                            ------------------------------------------------------------------------
PRI-MANAGED  (1)                                                  $22.65          $0.76         $8.85          $318        10.14%
NON PRI-MANAGED                                                   $26.15          $0.59         $8.74          $395         8.97%
                                                            ------------------------------------------------------------------------
SAME PROPERTIES/EXISTING                                          $25.72          $0.66        $11.24          $345        10.90%
NEW                                                               $21.04          $0.81         $7.27          $309         9.43%
REDEVELOPMENT PROPERTIES                                          $24.99          $1.34        $13.89          $366        10.99%
                                                            ------------------------------------------------------------------------
CONTINUING OPERATIONS (1)                                         $23.24          $0.77         $8.99          $325        10.15%
DISCONTINUED OPERATIONS                                            $9.47          $0.18         $3.25          $210         6.15%
                                                            ------------------------------------------------------------------------



                ENCLOSED MALLS
      (Includes Non-Anchor Owned Space)                                                    % CHANGE
                                                            ------------------------------------------------------------------------
                                                              AVG BASE RENT   AVG % RENT    ADDITIONAL      AVG COMP     OCCUP. COST
                                                                  PSF            PSF       CHARGES PSF     SALES PSF        RATIO
                                                            ------------------------------------------------------------------------
Beaver Valley Mall                                                 -6.6%           9.6%         21.6%         -0.8%         0.1%
Capital City                                                         N/A            N/A           N/A           N/A          N/A
Chambersburg Mall                                                    N/A            N/A           N/A           N/A          N/A
Cherry Hill Mall                                                    2.0%          16.0%         13.9%          3.1%         0.3%
Crossroads Mall                                                      N/A            N/A           N/A           N/A          N/A
Dartmouth Mall                                                      7.6%           0.7%          1.2%          1.5%         0.3%
Echelon Mall                                                       -2.8%         -51.3%          5.3%         -9.5%         1.5%
Exton Square Mall                                                   4.0%          36.8%         76.3%          3.3%         1.8%
Francis Scott Key Mall                                               N/A            N/A           N/A           N/A          N/A
Jacksonville Mall                                                    N/A            N/A           N/A           N/A          N/A
Laurel Mall                                                         5.6%          -3.4%         15.8%         -1.1%         0.6%
Lehigh Valley Mall                                                  5.9%           5.3%          4.9%         -2.0%         0.7%
Logan Valley Mall                                                    N/A            N/A           N/A           N/A          N/A
Lycoming Mall                                                        N/A            N/A           N/A           N/A          N/A
Magnolia Mall                                                       1.4%         -68.7%         16.5%          1.9%         0.1%
Moorestown Mall                                                    -1.3%          22.7%         10.6%         13.0%        -1.0%
New River Valley Mall                                                N/A            N/A           N/A           N/A          N/A
Nittany Mall                                                         N/A            N/A           N/A           N/A          N/A
North Hanover Mall                                                   N/A            N/A           N/A           N/A          N/A
Palmer Park Mall                                                   -0.9%          -6.5%          8.0%          0.6%         0.1%
Patrick Henry Mall                                                   N/A            N/A           N/A           N/A          N/A
Phillipsburg Mall                                                    N/A            N/A           N/A           N/A          N/A
Plymouth Meeting                                                   -1.7%         -31.6%          3.1%         -2.3%         0.2%
Schuylkill Mall                                                      N/A            N/A           N/A           N/A          N/A
South Mall                                                           N/A            N/A           N/A           N/A          N/A
The Gallery at Market East                                          4.0%          42.2%        121.2%        -16.8%         3.8%
The Gallery II at Market East                                        N/A            N/A           N/A           N/A          N/A
The Mall at Prince Georges (3)                                      7.1%          23.0%         31.7%         -8.0%         2.2%
Uniontown Mall                                                       N/A            N/A           N/A           N/A          N/A
Valley Mall                                                          N/A            N/A           N/A           N/A          N/A
Valley View Mall                                                     N/A            N/A           N/A           N/A          N/A
Viewmont Mall                                                        N/A            N/A           N/A           N/A          N/A
Washington Crown Center                                              N/A            N/A           N/A           N/A          N/A
Willow Grove Park                                                   1.4%         -14.5%          7.7%          1.7%         0.2%
Wiregrass Mall                                                       N/A            N/A           N/A           N/A          N/A
Wyoming Mall                                                         N/A            N/A           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)                               -13.0%          17.6%        -13.8%         -7.2%        -0.6%
------------------------------------------------------------------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                       -15.6%          21.4%        -17.2%         -6.1%        -1.1%
JOINT VENTURE PROPERTIES                                            8.6%         -13.8%          4.4%          1.1%         0.5%
                                                            ------------------------------------------------------------------------
PRI-MANAGED  (1)                                                  -14.9%          17.2%        -16.8%         -6.0%        -1.1%
NON PRI-MANAGED                                                     6.0%           2.9%          7.0%         -2.4%         0.7%
                                                            ------------------------------------------------------------------------
SAME PROPERTIES/EXISTING                                            1.5%          -0.5%         17.4%          0.8%         0.5%
NEW                                                               -44.0%         128.6%        -59.5%        -23.6%        -4.4%
REDEVELOPMENT PROPERTIES                                            7.1%          23.0%         31.7%         -8.0%         2.2%
                                                            ------------------------------------------------------------------------
CONTINUING OPERATIONS (1)                                         -11.7%          19.9%        -12.4%         -6.7%        -0.5%
DISCONTINUED OPERATIONS                                              N/A            N/A           N/A           N/A          N/A
                                                            ------------------------------------------------------------------------



                ENCLOSED MALLS
      (Includes Non-Anchor Owned Space)                                                         Q303
                                                            ------------------------------------------------------------------------
                                                               AVG BASE RENT    AVG % RENT   ADDITIONAL      AVG COMP    OCCUP. COST
                                                                  PSF(1)          PSF(1)     CHARGES PSF   SALES PSF(2)     RATIO
                                                            ------------------------------------------------------------------------
Beaver Valley Mall                                                $17.56          $0.43         $5.27          $243        9.57%
Capital City                                                         N/A            N/A           N/A           N/A          N/A
Chambersburg Mall                                                    N/A            N/A           N/A           N/A          N/A
Cherry Hill Mall                                                   35.24           0.83         16.12           413       12.64%
Crossroads Mall                                                      N/A            N/A           N/A           N/A          N/A
Dartmouth Mall                                                     18.57           1.40          7.64           392        7.04%
Echelon Mall                                                       23.38           0.20         11.88           242       14.65%
Exton Square Mall                                                  33.91           0.51          8.47           363       11.82%
Francis Scott Key Mall                                               N/A            N/A           N/A           N/A          N/A
Jacksonville Mall                                                    N/A            N/A           N/A           N/A          N/A
Laurel Mall                                                        13.10           0.51          4.69           263        6.96%
Lehigh Valley Mall                                                 30.05           0.61          9.78           432        9.37%
Logan Valley Mall                                                    N/A            N/A           N/A           N/A          N/A
Lycoming Mall                                                        N/A            N/A           N/A           N/A          N/A
Magnolia Mall                                                      24.36           1.22          8.72           317       10.82%
Moorestown Mall                                                    24.37           0.63         12.70           331       11.39%
New River Valley Mall                                                N/A            N/A           N/A           N/A          N/A
Nittany Mall                                                         N/A            N/A           N/A           N/A          N/A
North Hanover Mall                                                   N/A            N/A           N/A           N/A          N/A
Palmer Park Mall                                                   21.30           1.21          9.33           333        9.56%
Patrick Henry Mall                                                   N/A            N/A           N/A           N/A          N/A
Phillipsburg Mall                                                    N/A            N/A           N/A           N/A          N/A
Plymouth Meeting                                                   18.87           0.47          8.19           264       10.43%
Schuylkill Mall                                                      N/A            N/A           N/A           N/A          N/A
South Mall                                                           N/A            N/A           N/A           N/A          N/A
The Gallery at Market East                                         32.14           0.36          4.48           410        9.02%
The Gallery II at Market East                                        N/A            N/A           N/A           N/A          N/A
The Mall at Prince Georges (3)                                     23.34           1.09         10.54           398        8.79%
Uniontown Mall                                                       N/A            N/A           N/A           N/A          N/A
Valley Mall                                                          N/A            N/A           N/A           N/A          N/A
Valley View Mall                                                     N/A            N/A           N/A           N/A          N/A
Viewmont Mall                                                        N/A            N/A           N/A           N/A          N/A
Washington Crown Center                                              N/A            N/A           N/A           N/A          N/A
Willow Grove Park                                                  37.55           0.35         17.96           404       13.83%
Wiregrass Mall                                                       N/A            N/A           N/A           N/A          N/A
Wyoming Mall                                                         N/A            N/A           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)                               $26.32          $0.64        $10.26          $348       10.69%
------------------------------------------------------------------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                       $26.83          $0.63        $10.69          $339       11.25%
JOINT VENTURE PROPERTIES                                          $24.09          $0.69         $8.37          $391        8.47%
                                                            ------------------------------------------------------------------------
PRI-MANAGED  (1)                                                  $26.62          $0.65        $10.63          $339       11.19%
NON PRI-MANAGED                                                   $24.68          $0.57         $8.17          $405        8.25%
                                                            ------------------------------------------------------------------------
SAME PROPERTIES/EXISTING                                          $25.33          $0.66         $9.58          $342       10.39%
NEW                                                               $37.55          $0.35        $17.96          $404       13.83%
REDEVELOPMENT PROPERTIES                                          $23.34          $1.09        $10.54          $398        8.79%
                                                            ------------------------------------------------------------------------
CONTINUING OPERATIONS (1)                                         $26.32          $0.64        $10.26          $348       10.69%
DISCONTINUED OPERATIONS                                              N/A            N/A           N/A           N/A          N/A
                                                            ------------------------------------------------------------------------

(1) Base rent is actual for Q304. Additional charges and % rent are projections for 2004.
(2) Average comparable sales for Q303 are actual.
(3) The Mall at Prince Georges is classified as a redevelopment property and is not included in the weighted average.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

POWER CENTERS
(Includes Non-Anchor Owned Space)

                                                                                Q304
                                                               -------------------------------------------
                                                               AVG BASE RENT    AVG % RENT      ADDITIONAL
                                                                  PSF (1)         PSF (1)      CHARGES PSF
                                                               -------------------------------------------
Christiana Power Center                                            $20.44         $   -           $1.95
Creekview Shopping Center                                           14.37             -            2.80
Northeast Tower Center                                              14.53             -            3.71
Paxton Towne Centre                                                 16.12             -            2.56
The Court at Oxford Valley                                          15.37             -            3.90
Red Rose Commons                                                    13.86          0.06            3.21
Whitehall Mall                                                      10.69          0.33            3.10
Metroplex Shopping Center                                           18.13             -            3.58
                                                               -------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                     $15.49         $0.05           $3.22
                                                               -------------------------------------------

                                                               -------------------------------------------
WHOLLY OWNED PROPERTIES                                            $16.16         $   -           $2.75
JOINT VENTURE PROPERTIES                                           $15.13         $0.07           $3.48
                                                               -------------------------------------------
PRI-MANAGED                                                        $16.16         $   -           $2.75
NON PRI-MANAGED                                                    $15.13         $0.07           $3.48
                                                               -------------------------------------------
SAME PROPERTIES/EXISTING                                           $15.49         $0.05           $3.22
                                                               -------------------------------------------
NEW                                                                   N/A           N/A             N/A
REDEVELOPMENT PROPERTIES                                              N/A           N/A             N/A
                                                               -------------------------------------------


                                                                                % CHANGE
                                                               -------------------------------------------
                                                               AVG BASE RENT    AVG % RENT      ADDITIONAL
                                                                    PSF            PSF         CHARGES PSF
                                                               -------------------------------------------

Christiana Power Center                                               5.5%          N/A             6.1%
Creekview Shopping Center                                             0.2%          N/A             2.1%
Northeast Tower Center                                                6.8%          N/A             9.2%
Paxton Towne Centre                                                   1.2%          N/A            -2.0%
The Court at Oxford Valley                                            1.6%       -100.0%            3.5%
Red Rose Commons                                                      4.8%        250.0%           11.2%
Whitehall Mall                                                        0.5%         -9.0%            3.0%
Metroplex Shopping Center                                             0.0%          N/A             3.7%
                                                               -------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                        2.4%         -5.6%            4.2%
                                                               -------------------------------------------

                                                               -------------------------------------------
WHOLLY OWNED PROPERTIES                                               3.9%          N/A             1.1%
JOINT VENTURE PROPERTIES                                              1.6%         -7.7%            5.2%
                                                               -------------------------------------------
PRI-MANAGED                                                           3.9%          N/A             1.1%
NON PRI-MANAGED                                                       1.6%         -7.7%            5.2%
                                                               -------------------------------------------
SAME PROPERTIES/EXISTING                                              2.4%         -5.6%            4.2%
                                                               -------------------------------------------
NEW                                                                   N/A           N/A             N/A
REDEVELOPMENT PROPERTIES                                              N/A           N/A             N/A
                                                               -------------------------------------------


                                                                                Q303
                                                               -------------------------------------------
                                                               AVG BASE RENT    AVG % RENT      ADDITIONAL
                                                                  PSF (1)         PSF (1)      CHARGES PSF
                                                               -------------------------------------------
Christiana Power Center                                            $19.37         $   -           $1.84
Creekview Shopping Center                                           14.33             -            2.74
Northeast Tower Center                                              13.61             -            3.40
Paxton Towne Centre                                                 15.93             -            2.61
The Court at Oxford Valley                                          15.13          0.03            3.77
Red Rose Commons                                                    13.22          0.02            2.89
Whitehall Mall                                                      10.64          0.36            3.01
Metroplex Shopping Center                                           18.13             -            3.45
                                                               -------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                     $15.13         $0.05           $3.09
                                                               -------------------------------------------

                                                               -------------------------------------------
WHOLLY OWNED PROPERTIES                                            $15.55         $   -           $2.72
JOINT VENTURE PROPERTIES                                           $14.89         $0.08           $3.31
                                                               -------------------------------------------
PRI-MANAGED                                                        $15.55         $   -           $2.72
NON PRI-MANAGED                                                    $14.89         $0.08           $3.31
                                                               -------------------------------------------
SAME PROPERTIES/EXISTING                                           $15.13         $0.05           $3.09
                                                               -------------------------------------------
NEW                                                                   N/A           N/A             N/A
REDEVELOPMENT PROPERTIES                                              N/A           N/A             N/A
                                                               -------------------------------------------


(1) Base rent is actual for Q304. Additional charges and % rent are projections for 2004.



                                                                                                Q304
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
Christiana Power Center                                                 100.0%              0.0%             100.0%          0.0%
Creekview Shopping Center                                               100.0%              0.0%             100.0%          0.0%
Northeast Tower Center                                                   89.7%             10.3%              75.4%         24.6%
Paxton Towne Centre                                                      92.1%              7.9%              87.9%         12.1%
The Court at Oxford Valley                                              100.0%              0.0%             100.0%          0.0%
Red Rose Commons                                                         99.2%              0.8%              99.2%          0.8%
Whitehall Mall                                                           97.4%              2.6%              94.0%          6.0%
Metroplex Shopping Center                                               100.0%              0.0%             100.0%          0.0%
                                                                    ----------------------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                           96.8%              3.2%              95.0%          5.0%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                                  93.9%              6.1%              88.9%         11.1%
JOINT VENTURE PROPERTIES                                                 99.1%              0.9%              98.6%          1.4%
                                                                    ----------------------------------------------------------------
PRI-MANAGED                                                              93.9%              6.1%              88.9%         11.1%
NON PRI-MANAGED                                                          99.1%              0.9%              98.6%          1.4%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 96.8%              3.2%              95.0%          5.0%
NEW                                                                       N/A               N/A                N/A           N/A
REDEVELOPMENT PROPERTIES                                                  N/A               N/A                N/A           N/A
                                                                    ----------------------------------------------------------------




                                                                                             OCCUPANCY
                                                                                       CHANGE IN % OCCUPANCY
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
Christiana Power Center                                                   0.0%              0.0%               0.0%          0.0%
Creekview Shopping Center                                                 0.0%              0.0%               0.0%          0.0%
Northeast Tower Center                                                  -10.3%             10.3%             -24.6%         24.6%
Paxton Towne Centre                                                       1.3%             -1.3%               2.0%         -2.0%
The Court at Oxford Valley                                                2.9%             -2.9%               4.7%         -4.7%
Red Rose Commons                                                          0.0%              0.0%               0.0%          0.0%
Whitehall Mall                                                           -0.3%              0.3%              -0.7%          0.7%
Metroplex Shopping Center                                                 0.0%              0.0%               0.0%          0.0%
                                                                    ----------------------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                           -0.9%              0.9%              -1.4%          1.4%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                                  -2.9%              2.9%              -5.4%          5.4%
JOINT VENTURE PROPERTIES                                                  0.7%             -0.7%               1.0%         -1.0%
                                                                    ----------------------------------------------------------------
PRI-MANAGED                                                              -2.9%              2.9%              -5.4%          5.4%
NON PRI-MANAGED                                                           0.7%             -0.7%               1.0%         -1.0%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 -0.9%              0.9%              -1.4%          1.4%
NEW                                                                       N/A               N/A                N/A           N/A
REDEVELOPMENT PROPERTIES                                                  N/A               N/A                N/A           N/A
                                                                    ----------------------------------------------------------------


                                                                                                Q303
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
Christiana Power Center                                                 100.0%              0.0%             100.0%          0.0%
Creekview Shopping Center                                               100.0%              0.0%             100.0%          0.0%
Northeast Tower Center                                                  100.0%              0.0%             100.0%          0.0%
Paxton Towne Centre                                                      90.7%              9.3%              85.9%         14.1%
The Court at Oxford Valley                                               97.1%              2.9%              95.3%          4.7%
Red Rose Commons                                                         99.2%              0.8%              99.2%          0.8%
Whitehall Mall                                                           97.6%              2.4%              94.7%          5.3%
Metroplex Shopping Center                                               100.0%              0.0%             100.0%          0.0%
                                                                    ----------------------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                           97.7%              2.3%              96.4%          3.6%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                                  96.9%              3.1%              94.3%          5.7%
JOINT VENTURE PROPERTIES                                                 98.4%              1.6%              97.6%          2.4%
                                                                    ----------------------------------------------------------------
PRI-MANAGED                                                              96.9%              3.1%              94.3%          5.7%
NON PRI-MANAGED                                                          98.4%              1.6%              97.6%          2.4%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 97.7%              2.3%              96.4%          3.6%
NEW                                                                       N/A               N/A                N/A           N/A
REDEVELOPMENT PROPERTIES                                                  N/A               N/A                N/A           N/A
                                                                    ----------------------------------------------------------------

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

    STRIP CENTERS
(Includes Non-Anchor Owned Space)

                                                 Q304                                               % Change
                              ------------------------------------------------    ------------------------------------------------
                              AVG BASE RENT      AVG % RENT        ADDITIONAL     AVG BASE RENT       AVG % RENT       ADDITIONAL
                                 PSF (1)          PSF (1)         CHARGES PSF          PSF               PSF          CHARGES PSF
                              ------------------------------------------------    ------------------------------------------------
Crest Plaza Shopping             $15.83              $-               $3.92             4.1%                N/A            4.7%
Center
Festival at Exton                 16.54               -                3.61            -0.1%                N/A           -7.2%
The Commons at Magnolia           12.98               -                1.96             1.3%            -100.0%           24.5%
South Blanding Village             9.35               -                2.46             4.4%                N/A           -5.8%
Springfield Park I & II           17.71               -                5.42            -1.4%                N/A            0.4%
                              ------------------------------------------------    ------------------------------------------------
STRIP CENTERS WEIGHTED
AVERAGE                          $14.91              $-               $3.42             1.3%            -100.0%            0.5%
                              ------------------------------------------------    ------------------------------------------------

                              ------------------------------------------------    ------------------------------------------------
WHOLLY OWNED PROPERTIES          $14.50              $-               $3.13             2.0%            -100.0%            1.1%
JOINT VENTURE PROPERTIES         $17.71              $-               $5.42            -1.4%                N/A            0.4%
                              ------------------------------------------------    ------------------------------------------------
PRI-MANAGED                      $14.91              $-               $3.42             1.3%            -100.0%            0.5%
NON PRI-MANAGED                     N/A             N/A                 N/A              N/A                N/A             N/A
                              ------------------------------------------------    ------------------------------------------------
SAME PROPERTIES/EXISTING         $14.91              $-               $3.42             1.3%            -100.0%            0.5%
NEW                                 N/A             N/A                 N/A              N/A                N/A             N/A
REDEVELOPMENT PROPERTIES            N/A             N/A                 N/A              N/A                N/A             N/A
                              ------------------------------------------------    ------------------------------------------------



                                                   Q303
                               ------------------------------------------------
                               AVG BASE RENT       AVG % RENT       ADDITIONAL
                                     PSF (1)          PSF (1)      CHARGES PSF
                               ------------------------------------------------
Crest Plaza Shopping Center        $15.21              $-             $3.74
Festival at Exton                   16.56               -              3.89
The Commons at Magnolia             12.81            0.03              1.57
South Blanding Village               8.96               -              2.61
Springfield Park I & II             17.95               -              5.40
                               ------------------------------------------------
STRIP CENTERS WEIGHTED
AVERAGE                            $14.72           $0.01             $3.41
                               ------------------------------------------------

                               ------------------------------------------------
WHOLLY OWNED PROPERTIES            $14.21           $0.01             $3.09
JOINT VENTURE PROPERTIES           $17.95              $-             $5.40
                               ------------------------------------------------
PRI-MANAGED                        $14.72           $0.01             $3.41
NON PRI-MANAGED                       N/A             N/A               N/A
                               ------------------------------------------------
SAME PROPERTIES/EXISTING           $14.72           $0.01             $3.41
NEW                                   N/A             N/A               N/A
REDEVELOPMENT PROPERTIES              N/A             N/A               N/A
                               ------------------------------------------------



(1) Base rent is actual for Q304. Additional charges and % rent are projections for 2004.

                                                                                                      OCCUPANCY
                                                   Q304                                         CHANGE IN % OCCUPANCY
                             -------------------------------------------------     -------------------------------------------------
                                                          IN-LINE                                             IN-LINE
                                                           ONLY       IN-LINE                                  ONLY         IN-LINE
                              TOTAL W/      TOTAL W/      (NON-        (NON-        TOTAL W/     TOTAL W/      (NON-         (NON-
                              ANCHOR %      ANCHOR %    ANCHOR) %    ANCHOR) %      ANCHOR %     ANCHOR %    ANCHOR) %     ANCHOR) %
                               LEASED      AVAILABLE      LEASED     AVAILABLE       LEASED     AVAILABLE      LEASED      AVAILABLE
                             -------------------------------------------------     -------------------------------------------------
Crest Plaza Shopping Center     96.4%         3.6%        93.8%        6.2%           11.7%       -11.7%       20.3%        -20.3%
Festival at Exton               94.0%         6.0%        89.8%        10.2%          -1.5%         1.5%       -2.6%          2.6%
The Commons at Magnolia        100.0%         0.0%        100.0%       0.0%            2.4%        -2.4%        4.7%         -4.7%
South Blanding Village          96.8%         3.2%        89.6%        10.4%          -0.6%         0.6%       -1.8%          1.8%
Springfield Park I & II         90.9%         9.1%        73.5%        26.5%           0.0%         0.0%        0.0%          0.0%
                             -------------------------------------------------     -------------------------------------------------
STRIP CENTERS WEIGHTED
AVERAGE                         95.4%         4.6%        90.0%        10.0%           2.1%        -2.1%        4.4%         -4.4%
                             -------------------------------------------------     -------------------------------------------------

                             -------------------------------------------------     -------------------------------------------------
WHOLLY OWNED PROPERTIES         96.6%         3.4%        93.1%        6.9%            2.6%        -2.6%       5.2%          -5.2%
JOINT VENTURE PROPERTIES        90.9%         9.1%        73.5%        26.5%            N/A          N/A        N/A            N/A
                             -------------------------------------------------     -------------------------------------------------
PRI-MANAGED                     95.4%         4.6%        90.0%        10.0%           2.1%        -2.1%       4.4%          -4.4%
NON PRI-MANAGED                   N/A          N/A         N/A          N/A             N/A          N/A        N/A            N/A
                             -------------------------------------------------     -------------------------------------------------
SAME PROPERTIES/EXISTING        95.4%         4.6%        90.0%        10.0%           2.1%        -2.1%       4.4%          -4.4%
NEW                               N/A          N/A         N/A          N/A             N/A          N/A        N/A            N/A
REDEVELOPMENT PROPERTIES          N/A          N/A         N/A          N/A             N/A          N/A        N/A            N/A
                             -------------------------------------------------     -------------------------------------------------


                                                   Q303
                             -------------------------------------------------
                                                          IN-LINE
                                                           ONLY       IN-LINE
                              TOTAL W/      TOTAL W/      (NON-        (NON-
                              ANCHOR %      ANCHOR %     ANCHOR) %   ANCHOR) %
                               LEASED      AVAILABLE      LEASED     AVAILABLE
                             -------------------------------------------------
Crest Plaza Shopping Center     84.7%         15.3%        73.5%        26.5%
Festival at Exton               95.5%          4.5%        92.3%         7.7%
The Commons at Magnolia         97.6%          2.4%        95.3%         4.7%
South Blanding Village          97.4%          2.6%        91.4%         8.6%
Springfield Park I & II         90.9%          9.1%        73.5%        26.5%
                             -------------------------------------------------
STRIP CENTERS WEIGHTED
AVERAGE                         93.3%          6.7%        85.6%        14.4%
                             -------------------------------------------------

                             -------------------------------------------------
WHOLLY OWNED PROPERTIES         94.0%          6.0%        87.9%        12.1%
JOINT VENTURE PROPERTIES        90.9%          9.1%        73.5%        26.5%
                             -------------------------------------------------
PRI-MANAGED                     93.3%          6.7%        85.6%        14.4%
NON PRI-MANAGED                   N/A           N/A          N/A          N/A
                             -------------------------------------------------
SAME PROPERTIES/EXISTING        93.3%          6.7%        85.6%        14.4%
NEW                               N/A           N/A          N/A          N/A
REDEVELOPMENT PROPERTIES          N/A           N/A          N/A          N/A
                             -------------------------------------------------


PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)


RETAIL PORTFOLIO
(Includes Non-Anchor Owned Space)

                                                   Q304                                               % CHANGE
                              ------------------------------------------------    ------------------------------------------------
                                                                   ADDITIONAL                                          ADDITIONAL
                                 AVG BASE          AVG %            CHARGES         AVG BASE            AVG %         CHARGES PSF
                               RENT PSF (1)     RENT PSF (1)        PSF (1)        RENT PSF (1)      RENT PSF (1)         (1)
                              -------------    -------------     -------------    -------------     -------------    -------------
ENCLOSED MALLS WEIGHTED
  AVERAGE                            $22.89            $0.75             $8.84           -13.0%             17.6%           -13.8%
POWER CENTERS WEIGHTED
  AVERAGE                            $15.49            $0.05             $3.22             2.4%             -5.6%             4.2%
STRIP CENTERS WEIGHTED
  AVERAGE                            $14.91            $   -             $3.42             1.3%           -100.0%             0.5%
                              -------------    -------------     -------------    -------------     -------------    -------------
RETAIL PORTFOLIO
  WEIGHTED AVERAGE (2)               $21.46            $0.62             $7.77            -4.1%             42.9%             0.2%
                              -------------    -------------     -------------    -------------     -------------    -------------
WHOLLY OWNED PROPERTIES (2)          $21.99            $0.69             $8.27            -9.4%             40.8%            -7.5%
JOINT VENTURE PROPERTIES             $18.75            $0.24             $5.22             2.0%            -21.4%            -0.4%
                              -------------    -------------     -------------    -------------     -------------    -------------
PRI-MANAGED (2)                      $21.98            $0.69             $8.26            -8.9%             35.3%            -7.5%
NON PRI-MANAGED                      $18.77            $0.24             $5.22             3.2%             -0.8%             5.5%
                              -------------    -------------     -------------    -------------     -------------    -------------
SAME PROPERTIES/EXISTING             $21.86            $0.43             $8.24             1.5%             -1.4%            14.8%
NEW                                  $21.04            $0.81             $7.27           -44.0%            128.6%           -59.5%
REDEVELOPMENT PROPERTIES             $24.99            $1.34            $13.89             7.1%             23.0%            31.7%
                              -------------    -------------     -------------    -------------     -------------    -------------

                                                   Q303
                              ------------------------------------------------
                                 AVG BASE
                                   RENT            AVG %        ADDITIONAL
                                  PSF (1)       RENT PSF (1)    CHARGES PSF (1)
                              -------------    -------------    --------------
ENCLOSED MALLS WEIGHTED
  AVERAGE                            $26.83            $0.63            $10.69
POWER CENTERS WEIGHTED
  AVERAGE                            $15.13            $0.05             $3.09
STRIP CENTERS WEIGHTED
  AVERAGE                            $14.72            $0.01             $3.41
                              -------------    -------------     -------------
RETAIL PORTFOLIO
  WEIGHTED AVERAGE (2)               $22.37            $0.43             $7.75
                              -------------    -------------     -------------
WHOLLY OWNED PROPERTIES (2)          $24.27            $0.49             $8.95
JOINT VENTURE PROPERTIES             $18.38            $0.31             $5.24
                              -------------    -------------     -------------
PRI-MANAGED (2)                      $24.13            $0.51             $8.93
NON PRI-MANAGED                      $18.18            $0.25             $4.95
                              -------------    -------------     -------------
SAME PROPERTIES/EXISTING             $21.53            $0.43             $7.18
NEW                                  $37.55            $0.35            $17.96
REDEVELOPMENT PROPERTIES             $23.34            $1.09            $10.54
                              -------------    -------------     -------------


(1) Base rent is actual for Q304. Additional charges and % rent are projections for 2004.

(2) The Mall at Prince Georges is classified as Redevelopment Property and is not included in the weighted average.

(Includes Only Owned Space)
                                                                                                    OCCUPANCY
                                                 Q304                                         CHANGE IN % OCCUPANCY
                           -------------------------------------------------     -------------------------------------------------
                                                        IN-LINE                                            IN-LINE
                                                         ONLY       IN-LINE                                 ONLY          IN-LINE
                            TOTAL W/      TOTAL W/      (NON-        (NON-       TOTAL W/      TOTAL W/     (NON-         (NON-
                            ANCHOR %      ANCHOR %     ANCHOR)%    ANCHOR) %     ANCHOR %      ANCHOR %    ANCHOR) %     ANCHOR) %
                             LEASED      AVAILABLE     LEASED      AVAILABLE      LEASED      AVAILABLE     LEASED       AVAILABLE
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
ENCLOSED MALLS
  WEIGHTED AVERAGE             90.3%          9.7%        86.9%        13.1%          3.6%        -3.6%        -0.4%          0.4%
POWER CENTERS WEIGHTED
  AVERAGE                      97.8%          3.2%        95.0%         5.0%         -0.9%         0.9%        -1.4%          1.4%
STRIP CENTERS WEIGHTED
  AVERAGE                      94.4%          4.6%        90.0%        10.0%          2.1%        -2.1%         4.4%         -4.4%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
RETAIL PORTFOLIO
  WEIGHTED AVERAGE (1)         91.3%          8.7%        88.2%        11.8%          1.5%        -1.5%        -1.7%          1.7%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
WHOLLY OWNED PROPERTIES (1)    90.6%          9.4%        87.3%        12.7%          3.5%        -3.5%        -1.0%          1.0%
JOINT VENTURE PROPERTIES       95.9%          4.1%        93.4%         6.6%         -0.4%         0.4%        -0.2%          0.2%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
PRI-MANAGED (1)                90.6%          9.4%        87.2%        12.8%          2.9%        -2.9%        -1.1%          1.1%
NON PRI-MANAGED                96.1%          3.9%        93.8%         6.2%         -0.1%         0.1%        -0.1%          0.1%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------
SAME PROPERTIES/EXISTING       89.1%         10.9%        88.0%        12.0%         -0.5%         0.5%        -1.8%          1.8%
NEW                            93.4%          6.6%        88.5%        11.5%         -1.6%         1.6%        -3.2%          3.2%
REDEVELOPMENT PROPERTIES       86.2%         13.8%        87.3%        12.7%         -2.6%         2.6%        -5.6%          5.6%
                           ---------     ---------    ---------    ---------     ---------    ---------    ---------     ---------

                                                 Q303
                           -------------------------------------------------
                                                       IN-LINE
                                                        ONLY        IN-LINE
                            TOTAL W/      TOTAL W/     (NON-        (NON-
                            ANCHOR %      ANCHOR %    ANCHOR) %    ANCHOR) %
                             LEASED      AVAILABLE     LEASED      AVAILABLE
                           ---------     ---------    ---------    ---------
ENCLOSED MALLS
  WEIGHTED AVERAGE             86.7%         13.3%        87.4%        12.6%
POWER CENTERS WEIGHTED
  AVERAGE                      97.7%          2.3%        96.4%         3.6%
STRIP CENTERS WEIGHTED
  AVERAGE                      93.3%          6.7%        85.6%        14.4%
                           ---------     ---------    ---------    ---------
RETAIL PORTFOLIO
  WEIGHTED AVERAGE (1)         89.8%         10.2%        89.9%        10.1%
                           ---------     ---------    ---------    ---------
WHOLLY OWNED PROPERTIES (1)    87.1%         12.9%        88.2%        11.8%
JOINT VENTURE PROPERTIES       96.3%          3.7%        93.6%         6.4%
                           ---------     ---------    ---------    ---------
PRI-MANAGED (1)                87.7%         12.3%        88.3%        11.7%
NON PRI-MANAGED                96.2%          3.8%        94.0%         6.0%
                           ---------     ---------    ---------    ---------
SAME PROPERTIES/EXISTING       89.6%         10.4%        89.8%        10.2%
NEW                            95.0%          5.0%        91.7%         8.3%
REDEVELOPMENT PROPERTIES       88.8%         11.2%        92.9%         7.1%
                           ---------     ---------    ---------    ---------


(1) The Mall at Prince Georges is classified as Redevelopment Property and is not included in the weighted average.

* Westgate Anchor Pad consists of a 108,100 sf. Bon-Ton Store for which PREIT receives $307,003/yr ($2.84/sf) and is not included in the Occupancy and Rent reports.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

PREIT SERVICES, LLC/ PREIT-RUBIN INC.

PREIT Services, LLC and PREIT-RUBIN Inc. are the Trust's arms for comprehensive development and management of retail and commercial properties. PREIT-RUBIN Inc. provides third party management for 16 properties representing approximately 4.2 million gross leasable square feet. PREIT-RUBIN Inc. also provides third party owners with a full complement of management, leasing, asset management and development services.

SUMMARY OF PORTFOLIO SERVICES

                                 ----------------------------------------------------------------------------
                                                               SEPTEMBER 30, 2004
                                 ----------------------------------------------------------------------------
                                          RETAIL                OFFICE/INDUSTRIAL             TOTAL
                                 ----------------------------------------------------------------------------
                                      #          SQ FT           #         SQ FT        #          SQ FT
                                 ----------------------------------------------------------------------------
MANAGED PORTFOLIO
PREIT-Owned (1)                        42       26,885,354       4         254,791      46        27,140,145
Non-PREIT Owned                        11        2,770,188       3         757,238      14         3,527,426
                                 ----------------------------------------------------------------------------
TOTAL                                  53       29,655,542       7       1,012,029      60        30,667,571
                                 ----------------------------------------------------------------------------

LEASED PORTFOLIO
PREIT-Owned                             -                        -               -       -                 -
Non-PREIT Owned                         1          503,716       1         119,482       2           623,198
                                 ----------------------------------------------------------------------------
TOTAL                                   1          503,716       1         119,482       2           623,198
                                 ----------------------------------------------------------------------------

ASSET MANAGED PORTFOLIO
PREIT-Owned                             6        4,081,249       -               -       6         4,081,249
Non-PREIT Owned                         -                -       -               -       -                 -
                                 ----------------------------------------------------------------------------
TOTAL                                   6        4,081,249       -               -       6         4,081,249
                                 ----------------------------------------------------------------------------

TOTAL PORTFOLIO
PREIT-Owned                            48       30,966,603       4         254,791      52        31,221,394
Non-PREIT Owned                        12        3,273,904       4         876,720      16         4,150,624
                                 ----------------------------------------------------------------------------
TOTAL                                  60       34,240,507       8       1,131,511      68        35,372,018
                                 ----------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                                                 JUNE 30, 2004
-------------------------------------------------------------------------------------------------------------
                                             RETAIL               OFFICE/INDUSTRIAL             TOTAL
-------------------------------------------------------------------------------------------------------------
                                        #         SQ FT            #        SQ FT        #        SQ FT
-------------------------------------------------------------------------------------------------------------
MANAGED PORTFOLIO
PREIT-Owned (1)                         47        29,501,868       4        254,791      51       29,756,659
Non-PREIT Owned                         11         2,770,188       3        757,238      14        3,527,426
-------------------------------------------------------------------------------------------------------------
TOTAL                                   58        32,272,056       7      1,012,029      65       33,284,085
-------------------------------------------------------------------------------------------------------------

LEASED PORTFOLIO
PREIT-Owned                              -                         -              -       -                -
Non-PREIT Owned                          1           503,716       1        119,482       2          623,198
-------------------------------------------------------------------------------------------------------------
TOTAL                                    1           503,716       1        119,482       2          623,198
-------------------------------------------------------------------------------------------------------------

ASSET MANAGED PORTFOLIO
PREIT-Owned                              7         4,254,840       -              -       7        4,254,840
Non-PREIT Owned                          -                 -       -              -       -                -
-------------------------------------------------------------------------------------------------------------

TOTAL                                    7         4,254,840       -              -       7        4,254,840
-------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO
PREIT-Owned                             54        33,756,708       4        254,791      58       34,011,499
Non-PREIT Owned                         12         3,273,904       4        876,720      16        4,150,624
-------------------------------------------------------------------------------------------------------------
TOTAL                                   66        37,030,612       8      1,131,511      74       38,162,123
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                         NET GAIN (LOSS) IN CONTRACTS
---------------------------------------------------------------------------------------------------------------
                                             RETAIL                 OFFICE/INDUSTRIAL           TOTAL
---------------------------------------------------------------------------------------------------------------
                                      #               SQ FT         #            SQ FT     #          SQ FT
---------------------------------------------------------------------------------------------------------------
MANAGED PORTFOLIO
PREIT-Owned (1)                       (5)           (2,616,514)      -            -       (5)       (2,616,514)
Non-PREIT Owned                         -                     -      -            -         -                -
---------------------------------------------------------------------------------------------------------------
TOTAL                                 (5)           (2,616,514)      -            -       (5)       (2,616,514)
---------------------------------------------------------------------------------------------------------------

LEASED PORTFOLIO
PREIT-Owned                             -                    -       -            -         -                -
Non-PREIT Owned                         -                    -       -            -         -                -
---------------------------------------------------------------------------------------------------------------
TOTAL                                   -                    -       -            -         -                -
---------------------------------------------------------------------------------------------------------------

ASSET MANAGED PORTFOLIO
PREIT-Owned                           (1)             (173,591)      -            -       (1)         (173,591)
Non-PREIT Owned                         -                     -      -            -         -                -
---------------------------------------------------------------------------------------------------------------
TOTAL                                 (1)             (173,591)      -            -       (1)         (173,591)
---------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO
PREIT-Owned
Non-PREIT Owned                       (6)           (2,790,105)      -            -         (6)     (2,790,105)
                                        -                     -      -            -          -               -
---------------------------------------------------------------------------------------------------------------
TOTAL                                 (6)           (2,790,105)      -            -         (6)     (2,790,105)
---------------------------------------------------------------------------------------------------------------

(1) The decrease in the Managed Portfolio, PREIT-Owned is a result of the sale of 5 non-core properties. The decrease in Asset Managed Portfolio, PREIT-Owned is a result of the sale of PREIT's 60% interest in Rio Grande Mall.

PENNSYLVANIA REIT

FLASH REPORT (SEPTEMBER 30, 2004)
----------------------------
QUARTERLY COMPARISON
--------------------
FINANCIAL STATEMENT
                                         [GRAPHIC OMITTED]     [GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Q3 04
                                                                                (3 MONTHS ENDED 9/30/04)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CORPORATE/OTHER
                                                                   RETAIL            PROPERTIES          TOTAL              % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                                       $47,986,137            $98,126       $48,084,263               4.9%
New                                                               58,998,938                  -        58,998,938                N/A
Redevelopment                                                      3,970,546                  -         3,970,546                N/A
Discontinued Operations                                               98,400                  -            98,400             -93.5%
------------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                       111,054,020             98,126       111,152,146             106.1%
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                                        16,781,678             13,550        16,795,228              -4.5%
New                                                               24,263,395                  -        24,263,395                N/A
Redevelopment                                                      1,210,032                  -         1,210,032                N/A
Discontinued Operations                                               19,481                               19,481             -97.5%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                          42,274,586             13,550        42,288,136             101.9%
------------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                                        31,204,459             84,576        31,289,035              10.8%
New                                                               34,735,543                  -        34,735,543                N/A
Redevelopment                                                      2,760,514                  -         2,760,514                N/A
Discontinued Operations                                               78,919                  -            78,919             -89.3%
------------------------------------------------------------------------------------------------------------------------------------
NOI                                                               68,779,434             84,576        68,864,010             108.8%
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                                 -          1,831,296         1,831,296              24.1%
Interest Income                                                            -            179,562           179,562             -17.3%
General & Administrative
Corporate Payroll and Benefits                                             -         (7,335,945)       (7,335,945)             71.6%
Other G&A Expenses                                                         -         (4,199,168)       (4,199,168)              3.7%
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                     68,779,434         (9,439,679)       59,339,755             125.3%
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                 (19,072,935)        (2,066,196)      (21,139,131)             84.4%
Depreciation and Amortization                                    (23,673,732)           (12,540)      (23,686,272)            131.6%
Gain (loss) on Sale of Interests in RE                             1,529,183                            1,529,183                N/A
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                                           -                  -                 -                N/A
Minority Interest of O.P. Unitholders                                      -           (197,095)         (197,095)               N/A
Gain (loss) on Disposition of Discontinued Operations                      -                  -               N/A                  -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                              -           (197,095)         (197,095)               N/A
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest in Properties                                      (53,268)                 -           (53,268)            -82.9%
Minority Interest of O.P. Unit Holders                                     -         (1,525,300)       (1,525,300)             54.2%
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                        27,561,950        (13,240,810)       14,267,872             -59.1%
------------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                       (1,529,183)                 -        (1,529,183)               N/A
Depreciation and Amor. of Real Estate                             23,616,632            (52,460)       23,564,172             130.4%
Dividends on preferred shares                                                        (3,403,125)       (3,403,125)               N/A
FFO Adjustments                                                            -          1,722,395         1,722,395             -47.9%
------------------------------------------------------------------------------------------------------------------------------------
FFO                                                               49,649,399        (14,974,000)       34,622,131             138.7%
------------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                                (1,269,906)                -         (1,269,906)             65.9%
Recurring Capital Expenditures                                    (2,812,227)                -         (2,812,227)           1117.0%
Tenant allowances                                                 (1,349,309)                          (1,349,309)               N/A
Amortization of debt premium                                      (4,829,622)                          (4,829,622)            177.2%
Amortization of above- and below-market lease intangibles            184,590                              184,590                N/A
------------------------------------------------------------------------------------------------------------------------------------
FAD                                                              $39,572,925        (14,974,000)      $24,545,657             115.1%
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                       $21,688,390              70.5%
Share Price (at close)                                                                                     $38.66              15.6%
Weighted Average Number of Shares                                                                      35,695,353              83.2%
WA number of Shares and O.P. Units                                                                     40,131,231              86.3%
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE (BASIC)                                                                                $0.30             -83.0%
FFO/SHARE AND O.P. UNITS                                                                                    $0.86              28.1%
FAD/SHARE AND O.P. UNITS                                                                                    $0.61              15.5%
DIVIDEND/SHARE AND O.P. UNITS                                                                               $0.54               5.9%
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Q3 03
                                                                                (3 MONTHS ENDED 9/30/03)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CORPORATE/OTHER
                                                                   RETAIL          MULTIFAMILY         PROPERTIES          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

Real Estate Revenues:
Same Store                                                       $45,739,159        $        -           $87,781        $45,826,940
New                                                                3,278,891                 -                 -          3,278,891
Redevelopment                                                      3,305,639                 -                 -          3,305,639
Discontinued Operations                                              178,175         1,331,576                 -          1,509,751
-----------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                        52,501,864         1,331,576            87,781         53,921,221
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                                        17,584,480                 -             3,884         17,588,364
New                                                                1,389,060                 -                 -          1,389,060
Redevelopment                                                      1,197,273                 -                 -          1,197,273
Discontinued Operations                                               59,586           712,486                              772,072
-----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                          20,230,399           712,486             3,884         20,946,769
-----------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                                        28,154,679                 -            83,897         28,238,576
New                                                                1,889,831                 -                 -          1,889,831
Redevelopment                                                      2,108,366                 -                 -          2,108,366
Discontinued Operations                                              118,589           619,090                              737,679
-----------------------------------------------------------------------------------------------------------------------------------
NOI                                                               32,271,465           619,090            83,897         32,974,452
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                                 -                 -         1,475,135          1,475,135
Interest Income                                                            -                 -           217,023            217,023
General & Administrative
Corporate Payroll and Benefits                                             -                 -        (4,274,156)        (4,274,156)
Other G&A Expenses                                                         -                 -        (4,049,052)        (4,049,052)
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                     32,271,465           619,090        (6,547,153)        26,343,402
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                 (11,243,044)         (222,542)                -        (11,465,586)
Depreciation and Amortization                                    (10,213,658)                -           (12,788)       (10,226,446)
Gain (loss) on Sale of Interests in RE                                     -         6,228,839                 -          6,228,839
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                                           -                 -                 -                  -
Minority Interest of O.P. Unitholders                                      -                 -        (2,382,461)        (2,382,461)
Gain (loss) on Disposition of Discontinued Operations                      -        27,725,759                 -         27,725,759
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                              -        27,725,759        (2,382,461)        25,343,298
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest in Properties                                     (310,751)                -                 -           (310,751)
Minority Interest of O.P. Unit Holders                                     -                 -          (989,253)          (989,253)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                        10,814,763        34,351,146        (9,931,655)        34,923,503
-----------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                                -       (33,954,598)                -        (33,954,598)
Depreciation and Amor. of Real Estate                             10,213,658                 -            12,788         10,226,446
Dividends on preferred shares                                              -                 -                 -                  -
FFO Adjustments                                                            -                 -         3,306,714          3,306,714
-----------------------------------------------------------------------------------------------------------------------------------
FFO                                                               21,028,421           396,548        (6,612,153)        14,502,065
-----------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                                  (765,238)                -                 -           (765,238)
Recurring Capital Expenditures                                      (108,438)         (122,635)                -           (231,073)
Tenant allowances                                                   (591,471)                                              (591,471)
Amortization of debt premium                                      (1,742,283)                                            (1,742,283)
Amortization of above- and below-market lease intangibles            237,319                 -                 -            237,319
-----------------------------------------------------------------------------------------------------------------------------------
FAD                                                              $18,058,310          $273,913        (6,612,153)       $11,409,319
-----------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                                         $12,718,682
Share Price (at close)                                                                                                       $33.45
Weighted Average Number of Shares                                                                                        19,488,367
WA number of Shares and O.P. Units                                                                                       21,537,479
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE (BASIC)                                                                                                  $1.79
FFO/SHARE AND O.P. UNITS                                                                                                      $0.67
FAD/SHARE AND O.P. UNITS                                                                                                      $0.53
DIVIDEND/SHARE AND O.P. UNITS                                                                                                 $0.51
-----------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Q3 04
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  CORPORATE/OTHER
                                                                   RETAIL            PROPERTIES           TOTAL            % CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                            $2,513,835,536        $35,646,218    $2,549,481,754             94.6%
Accumulated Depreciation                                        (161,829,915)        (2,114,391)     (163,944,306)            68.4%
Advances to Partnership and JVs                                            -                  -                 -               N/A
Other Assets                                                     248,904,286         58,772,990       307,677,276             75.7%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                  $2,600,909,907        $92,304,817    $2,693,214,724             93.9%
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                                $1,366,090,242        $         -    $1,366,090,242             84.8%
Line of Credit                                                             -        112,000,000       112,000,000               N/A
Acquisition Term Loan & Unsecured Line of Credit                           -                  -                 -               N/A
Other Liabilities                                                 49,496,838         32,241,800        81,738,638             88.6%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             $1,415,587,080       $144,241,800    $1,559,828,880             99.4%
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                                 $3,702,340       $129,072,186      $132,774,526            106.6%
Total Shareholders Equity                                                  -      1,000,611,318     1,000,611,318             84.5%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY                      $1,419,289,420     $1,273,925,304    $2,693,214,724             93.9%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Q3 03
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 CORPORATE/OTHER
                                                                    RETAIL        MULTIFAMILY      PROPERTIES                 TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

Investment in Real Estate, at cost                            $1,289,890,542         $        0       $20,178,064    $1,310,068,606
Accumulated Depreciation                                         (95,312,157)                 -        (2,064,231)      (97,376,388)
Advances to Partnership and JVs                                            -                  -         1,200,000         1,200,000
Other Assets                                                     114,932,077          1,177,015        59,001,877       175,110,969
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                  $1,309,510,462         $1,177,015       $78,315,710    $1,389,003,187
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                                  $739,061,360         $        0       $         -      $739,061,360
Line of Credit                                                             -                  -                 -                 -
Acquisition Term Loan & Unsecured Line of Credit                           -                  -                 -                 -
Other Liabilities                                                 27,237,935            951,750        15,155,079        43,344,764
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                               $766,299,295           $951,750       $15,155,079      $782,406,124
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                                 $5,991,467                  -       $58,270,123       $64,261,590
Total Shareholders Equity                                                  -                  -       542,335,473       542,335,473
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY                        $772,290,762           $951,750      $615,760,675    $1,389,003,187
-----------------------------------------------------------------------------------------------------------------------------------



RATIOS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Q3 04                     Change                     Q3 03
-----------------------------------------------------------------------------------------------------------------------------------
NOI/Investment in Real Estate                                             2.7%                      0.2%                       2.5%
Total Dividends/Total FFO                                                62.6%                    -25.1%                      87.7%
Dividends/FFO per share                                                  62.6%                    -13.1%                      75.7%
-----------------------------------------------------------------------------------------------------------------------------------


NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

BALANCE SHEET-RECONCILIATION TO GAAP
(Wholly Owned vs. JVs)

                                       --------------------------------------------------------------------------------------------
                                                                             SEPTEMBER 30, 2004
                                       --------------------------------------------------------------------------------------------
                                           COMBINED        ADJUSTMENTS TO        SUBTOTAL             ASSETS HELD         TOTAL
                                           TOTAL (1)        EQUITY METHOD                              FOR SALE
                                       --------------------------------------------------------------------------------------------
ASSETS
Investments in Real
  Estate, at cost
     Retail Properties                  $2,513,835,536     $(131,428,634)     $2,382,406,902       $  (8,102,171)    $2,374,304,731
     Multifamily Properties                          -                 -                   -                   -                  -
     Industrial Properties                   2,504,211                 -           2,504,211                   -          2,504,211
     Lend Held for Development               9,542,722                 -           9,542,722                   -          9,542,722
     Construction In Progress               23,599,285        (1,693,762)         21,905,523                   -         21,905,523
                                       --------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            IN REAL ESTATE               2,549,481,754      (133,122,396)      2,416,359,358          (8,102,171)     2,408,257,187
     Accumulated Depreciation             (163,944,306)        31,124,661       (132,819,645)                  -       (132,819,645)
                                       --------------------------------------------------------------------------------------------
Net Real Estate                          2,385,537,448      (101,997,735)      2,283,539,713          (8,102,171)     2,275,437,542
                                       --------------------------------------------------------------------------------------------
Investment in and advances
  to Partnerships and JVs                            -        28,700,295          28,700,295                   -         28,700,295
                                       --------------------------------------------------------------------------------------------
                                         2,385,537,448       (73,297,440)      2,312,240,008          (8,102,171)     2,304,137,837
                                       --------------------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents              35,824,104        (5,423,522)         30,400,582                             30,400,582
     Rents and Other Receivables            32,523,063        (6,894,906)         25,628,157                   -         25,628,157
     Assets held for sale                    6,441,947                 -           6,441,947           8,102,171         14,544,118
     Intangible Assets (2)                 163,274,661                 -         163,274,661                   -        163,274,661
     Deferred Costs,
       Prepaid Taxes & Exp. &
       Other Assets                         69,613,501       (11,015,164)         58,598,337                             58,598,337
                                       --------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                307,677,276       (23,333,592)        284,343,684           8,102,171        292,445,855
                                       --------------------------------------------------------------------------------------------
TOTAL ASSETS                             2,693,214,724       (96,631,032)      2,596,583,692                   -      2,596,583,692
                                       --------------------------------------------------------------------------------------------
LIABILITIES AND
  SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable              1,305,144,423      (108,055,084)      1,197,089,339         (17,228,605)     1,179,860,734
     Mortgage Debt Premium (3)              60,945,819                 -          60,945,819                   -         60,945,819
     Bank Loans Payable                    112,000,000                 -         112,000,000                   -        112,000,000
     Acquisition Term Loan
       & Unsecured Line of Credit                    -                 -                   -                   -                  -
     Assets held for sale                      707,595                 -             707,595          17,228,605         17,936,200
     Other Liabilities (4)                  81,031,043        11,424,052          92,455,095                             92,455,095
                                       --------------------------------------------------------------------------------------------
TOTAL LIABILITIES                        1,559,828,880       (96,631,032)      1,463,197,848                   -      1,463,197,848
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------
Minority Interest                          132,774,526                 -         132,774,526                   -        132,774,526
                                       --------------------------------------------------------------------------------------------

Shareholders' Equity:
     Shares of Beneficial                   36,094,566                 -          36,094,566                   -         36,094,566
       Interest at $1 Par
     Preferred Shares $0.01 Par                 24,750                 -              24,750                   -             24,750
     Capital Contributed
       in Excess of Par                    892,853,369                 -         892,853,369                   -        892,853,369
     Restricted Stock                       (8,593,279)                -          (8,593,279)                  -         (8,593,279)
     Other Comprehensive Income             (1,830,568)                -          (1,830,568)                  -         (1,830,568)
     Retained Earnings
       (Distributions in Excess
        of Net Income)                      82,062,480                 -          82,062,480                   -         82,062,480
                                       --------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY               1,000,611,318                 -       1,000,611,318                   -      1,000,611,318
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                  $2,693,214,724      $(96,631,032)     $2,596,583,692       $           -     $2,596,583,692
                                       --------------------------------------------------------------------------------------------

                                       --------------------------------------------------------------------------------------------
                                                                       DECEMBER 31, 2003
                                       --------------------------------------------------------------------------------------------
                                           COMBINED        ADJUSTMENTS TO        SUBTOTAL             ASSETS HELD         TOTAL
                                           TOTAL (1)        EQUITY METHOD                              FOR SALE
                                       --------------------------------------------------------------------------------------------
ASSETS
Investments in Real
  Estate, at cost
     Retail Properties                  $2,515,861,018     $(133,107,107)     $2,382,753,911       $(118,887,475)    $2,263,866,436
     Multifamily Properties                          -                 -                   -                                      -
     Industrial Properties                   2,504,211                 -           2,504,211                   -          2,504,211
     Lend Held for Development
     Construction In Progress               21,736,991        (1,506,178)         20,230,813                   -         20,230,813
                                       --------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            IN REAL ESTATE               2,540,102,220      (134,613,285)      2,405,488,935        (118,887,475)     2,286,601,460
     Accumulated Depreciation             (110,068,351)       31,652,085         (78,416,266)                           (78,416,266)
                                       --------------------------------------------------------------------------------------------
Net Real Estate                          2,430,033,869      (102,961,200)      2,327,072,669        (118,887,475)     2,208,185,194
                                       --------------------------------------------------------------------------------------------
Investment in and advances
  to Partnerships and JVs                            -        29,166,089          29,166,089                   -         29,166,089
                                       --------------------------------------------------------------------------------------------
                                         2,430,033,869       (73,795,111)      2,356,238,758        (118,887,475)     2,237,351,283
                                       --------------------------------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents              46,883,041        (3,905,956)         42,977,085                   -         42,977,085
     Rents and Other Receivables            35,665,968        (7,991,132)         27,674,836                   -         27,674,836
     Assets held for sale                   37,686,662                 -          37,686,662         118,887,475        156,574,137
     Intangible Assets (2)                 181,544,375                 -         181,544,375                   -        181,544,375
     Deferred Costs,
       Prepaid Taxes & Exp. &
       Other Assets                         67,358,715       (11,942,821)         55,415,894                   -         55,415,894
                                       --------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                369,138,761       (23,839,909)        345,298,852         118,887,475        464,186,327
                                       --------------------------------------------------------------------------------------------
TOTAL ASSETS                             2,799,172,630       (97,635,020)      2,701,537,610                   -      2,701,537,610
                                       --------------------------------------------------------------------------------------------
LIABILITIES AND
  SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable              1,320,774,295      (109,581,659)      1,211,192,636         (61,138,707)     1,150,053,929
     Mortgage Debt Premium (3)              75,488,243                            75,488,243          (4,361,443)        71,126,800
     Bank Loans Payable                    170,000,000                 -         170,000,000                   -        170,000,000
     Acquisition Term Loan
       & Unsecured Line of Credit                   -                  -                   -                   -                  -
     Assets held for sale                    5,840,385                 -           5,840,385          65,500,150         71,340,535
     Other Liabilities (4)                  90,784,568        11,946,639         102,731,207                   -        102,731,207
                                       --------------------------------------------------------------------------------------------
TOTAL LIABILITIES                        1,662,887,491       (97,635,020)      1,565,252,471                   -      1,565,252,471
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------
Minority Interest                          112,651,526                 -         112,651,526                   -        112,651,526
                                       --------------------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial
       Interest at $1 Par                   35,544,280                 -          35,544,280                   -         35,544,280
     Preferred Shares $0.01 Par                 24,750                 -              24,750                   -             24,750
     Capital Contributed
       in Excess of Par                    877,444,615                 -         877,444,615                   -        877,444,615
     Restricted Stock                       (3,195,777)                -          (3,195,777)                  -        (3,195,777)
     Other Comprehensive Income             (2,005,840)                -          (2,005,840)                  -        (2,005,840)
     Retained Earnings
       (Distributions in Excess
       of Net Income)                      115,821,585                 -         115,821,585                   -        115,821,585
                                       --------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY               1,023,633,613                 -       1,023,633,613                   -      1,023,633,613
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                  $2,799,172,630      $(97,635,020)     $2,701,537,610          $        -     $2,701,537,610
                                       --------------------------------------------------------------------------------------------

                                       --------------------------------------------------------------------------------------------
                                                                       SEPTEMBER 30, 2003
                                        --------------------------------------------------------------------------------------------
                                           COMBINED        ADJUSTMENTS TO        SUBTOTAL             ASSETS HELD         TOTAL
                                           TOTAL (1)        EQUITY METHOD                              FOR SALE
                                       --------------------------------------------------------------------------------------------
ASSETS
Investments in Real
  Estate, at cost
     Retail Properties                  $1,289,890,542     $(146,787,604)     $1,143,102,938          $        -     $1,143,102,938
     Multifamily Properties                          -                 -                   -                   -                  -
     Industrial Properties                   2,504,211                 -           2,504,211                   -          2,504,211
     Lend Held for Development
       Construction In Progress             17,673,853        (1,563,289)         16,110,564                   -         16,110,564
                                       --------------------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            IN REAL ESTATE               1,310,068,606      (148,350,893)      1,161,717,713                   -      1,161,717,713
     Accumulated Depreciation              (97,376,388)       36,454,134         (60,922,254)                           (60,922,254)
                                       --------------------------------------------------------------------------------------------
Net Real Estate                          1,212,692,218      (111,896,759)      1,100,795,459                   -      1,100,795,459
                                       --------------------------------------------------------------------------------------------
Investment in and advances
  to Partnerships and JVs                    1,200,000        14,691,677          15,891,677                   -         15,891,677
                                       --------------------------------------------------------------------------------------------
                                         1,213,892,218       (97,205,082)      1,116,687,136                   -      1,116,687,136
Other Assets:
     Cash and Cash Equivalents              43,512,963        (5,113,326)         38,399,637                   -         38,399,637
     Rents and Other Receivables            21,909,843        (8,570,389)         13,339,454                   -         13,339,454
     Assets held for sale                            -                 -                   -                   -                  -
     Intangible Assets (2)                  55,957,597                 -          55,957,597                   -         55,957,597
     Deferred Costs,
       Prepaid Taxes & Exp. &
       Other Assets                         53,730,566       (12,102,886)         41,627,680                   -         41,627,680
                                       --------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                175,110,969       (25,786,601)        149,324,368                   -        149,324,368
                                       --------------------------------------------------------------------------------------------
TOTAL ASSETS                             1,389,003,187      (122,991,683)      1,266,011,504                   -      1,266,011,504
                                       --------------------------------------------------------------------------------------------

LIABILITIES AND
  SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                717,818,358      (118,525,862)        599,292,496                   -        599,292,496
     Mortgage Debt Premium (3)              21,243,002                 -          21,243,002                   -         21,243,002
     Bank Loans Payable                              -                 -                   -                   -                  -
     Acquisition Term Loan
       & Unsecured Line of Credit                    -                 -                   -                   -                  -
     Assets held for sale                      951,750           (36,458)            915,292                   -            915,292
     Other Liabilities (4)                  42,393,014        (4,429,363)         37,963,651                   -         37,963,651
                                       --------------------------------------------------------------------------------------------
TOTAL LIABILITIES                          782,406,124      (122,991,683)        659,414,441                   -        659,414,441
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------
Minority Interest                           64,261,590                 -          64,261,590                   -         64,261,590
                                       --------------------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial
       Interest at $1 Par                   23,480,595                 -          23,480,595                   -         23,480,595
     Preferred Shares $0.01 Par
     Capital Contributed
       in Excess of Par                    407,738,529                 -         407,738,529                   -        407,738,529
     Restricted Stock                       (3,901,106)                -          (3,901,106)                  -         (3,901,106)
     Other Comprehensive Income             (1,928,590)                -          (1,928,590)                  -         (1,928,590)
     Retained Earnings
       (Distributions in Excess
       of Net Income)                      116,946,045                 -         116,946,045                   -        116,946,045
                                       --------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                 542,335,473                 -         542,335,473                   -        542,335,473
                                       --------------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                  $1,389,003,187     $(122,991,683)     $1,266,011,504          $        -     $1,266,011,504
                                       --------------------------------------------------------------------------------------------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

(2) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties since 2002. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3) Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit JV Investments.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

INCOME STATEMENT-RECONCILIATION TO GAAP (1)
QUARTERLY COMPARISON
(Wholly Owned vs. JV's)

                                                                     Q3 04
                                                          (3 MONTHS ENDED 9/30/04)
                             ------------------------------------------------------------------------------------------
                                              ADJUSTMENTS
                                                  TO
                               COMBINED         EQUITY                      ASSETS HELD                        TOTAL %
                               TOTAL (2)        METHOD         SUBTOTAL       FOR SALE         TOTAL           CHANGE
                             -------------------------------------------------------------------------------------------
REAL ESTATE OPERATING
REVENUES
Base Rents (Net of
Vacancies)                    $70,621,109    $(5,171,295)     $65,449,814   $(4,388,080)     $61,061,734          113.2%
Straight-Lining of Base
Rents                           1,269,906           (853)       1,269,053      $(57,210)       1,211,843           76.9%
Percentage Rents                1,873,163        (53,063)       1,820,100     $(173,169)       1,646,931          250.9%
Expense Reimbursables          33,424,615     (1,335,661)      32,088,954   $(2,218,573)      29,870,381          120.4%
Lease Termination               1,690,536              -        1,690,536             -        1,690,536             N/A
Other Real Estate Revenues      2,272,817        (18,637)       2,254,180      (190,468)       2,063,712          249.0%
                             -------------------------------------------------------------------------------------------
TOTAL REVENUES                111,152,146     (6,579,509)     104,572,637    (7,027,500)      97,545,137          121.8%
                             -------------------------------------------------------------------------------------------
REAL ESTATE OPERATING
EXPENSES
Operating and
Maintenance                    32,294,350     (1,360,094)      30,934,256    (3,650,643)      27,283,613          119.3%
Real Estate Taxes               9,993,786       (710,170)       9,283,616      (758,593)       8,525,023           80.4%
                             -------------------------------------------------------------------------------------------
TOTAL EXPENSES                 42,288,136     (2,070,264)      40,217,872    (4,409,236)      35,808,636          108.6%
                             -------------------------------------------------------------------------------------------
NET OPERATING INCOME           68,864,010     (4,509,245)      64,354,765    (2,618,264)      61,736,501          130.3%
                             -------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company
Revenue                         1,831,296              -        1,831,296                      1,831,296           24.1%
Interest Income                   179,562              -          179,562                        179,562          -17.3%
GENERAL &
ADMINISTRATIVE:
Corporate Payroll and
Benefits                       (7,335,945)             -       (7,335,945)                    (7,335,945)          71.6%
Other G&A Expenses             (4,199,168)             -       (4,199,168)                    (4,199,168)           3.7%
                             -------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST
EXPENSES, TAXES,
DEPRECIATION AND
AMORTIZATION                   59,339,755     (4,509,245)      54,830,510    (2,618,264)      52,212,246          158.8%
                             -------------------------------------------------------------------------------------------
Interest Expense (1)          (21,139,131)     2,010,883      (19,128,248)      834,742      (18,293,506)         115.6%
Depreciation &
Amortization                  (23,686,272)     1,002,577      (22,683,695)            -      (22,683,695)         146.8%
                             -------------------------------------------------------------------------------------------
TOTAL OTHER INCOME
(EXPENSES)                    (44,825,403)     3,013,460      (41,811,943)      834,742      (40,977,201)         131.8%
                             -------------------------------------------------------------------------------------------
EQUITY IN INCOME OF
PARTNERSHIPS AND JVS                    -      1,495,785        1,495,785                      1,495,785
                             -------------------------------------------------------------------------------------------
Gains (losses) on sales
of interests in Real
Estate                          1,529,183              -        1,529,183             -        1,529,183             N/A
                             -------------------------------------------------------------------------------------------
Income before Minority
Interest                       16,043,535              -       16,043,535    (1,783,522)      14,260,013           35.2%
                             -------------------------------------------------------------------------------------------
Minority Interest in
Properties                        (53,268)             -          (53,268)        5,038          (48,230)
                             -------------------------------------------------------------------------------------------
Minority Interest of
O.P. Unitholders               (1,525,300)             -       (1,525,300)            -       (1,525,300)          54.2%
                             -------------------------------------------------------------------------------------------
Income from Operations         14,464,967              -       14,464,967    (1,778,484)      12,686,483           37.2%
                             -------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Discontinued
Operations                              -              -                -     1,783,522        1,783,522          438.0%
Equity in Income of
partnerships and JVs                                                                                   -
Minority interest in
properties                              -                                        (5,038)          (5,038)

Minority Interest of
O.P. Unitholders                 (197,095)             -         (197,095)                      (197,095)            N/A

Gain (losses) on
Disposition of
Discontinued Operations                 -              -                -                              -             N/A
                             -------------------------------------------------------------------------------------------
TOTAL DISCONTINUED
OPERATIONS                       (197,095)             -         (197,095)    1,778,484        1,581,389             N/A
                             -------------------------------------------------------------------------------------------
Extraordinary item (Loss
on early extinguishment
of debt)                                -              -                -             -                -             N/A
                             --------------------------------------------------------------------------------------------
NET INCOME                    $14,267,872    $         -      $14,267,872    $        -      $14,267,872          -59.1%
                             -------------------------------------------------------------------------------------------

                                                                 Q3 03
                                                      (3 MONTHS ENDED 9/30/03)
                             ---------------------------------------------------------------------------
                                              ADJUSTMENTS
                                                  TO
                               COMBINED         EQUITY                      ASSETS HELD
                               TOTAL (3)        METHOD         SUBTOTAL      FOR SALE          TOTAL
                             ---------------------------------------------------------------------------
REAL ESTATE OPERATING
REVENUES
Base Rents (Net of
Vacancies)                    $36,054,898    $(6,479,632)     $29,575,266     $(929,099)     $28,646,167
Straight-Lining of Base
Rents                             765,238        (80,188)         685,050             -          685,050
Percentage Rents                  544,610        (75,212)         469,398                        469,398
Expense Reimbursables          15,695,778     (2,142,618)      13,553,160             -       13,553,160
Lease Termination                  29,393              -           29,393          (264)          27,129
Other Real Estate Revenues        831,304       (178,531)         652,773       (61,527)         591,246
                             ---------------------------------------------------------------------------
TOTAL REVENUES                 53,921,221     (8,956,181)      44,965,040      (992,890)      43,972,150
                             ---------------------------------------------------------------------------
REAL ESTATE OPERATING
EXPENSES
Operating and
Maintenance                    15,370,354     (2,480,268)      12,890,086      (449,158)      12,440,928
Real Estate Taxes               5,576,415       (807,631)       4,768,784       (42,536)       4,726,248
                             ---------------------------------------------------------------------------
TOTAL EXPENSES                 20,946,769     (3,287,899)      17,658,870      (491,694)      17,167,176
                             ---------------------------------------------------------------------------
NET OPERATING INCOME           32,974,452     (5,668,282)      27,306,170      (501,196)      26,804,974
                             ---------------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company
Revenue                         1,475,135              -        1,475,135             -        1,475,135
Interest Income                   217,023              -          217,023             -          217,023
GENERAL &
ADMINISTRATIVE:
Corporate Payroll              (4,274,156)             -       (4,274,156)            -       (4,274,156)
Other G&A Expenses             (4,049,052)             -       (4,049,052)            -       (4,049,052)
                             ---------------------------------------------------------------------------
EARNINGS BEFORE INTEREST
EXPENSES, TAXES,
DEPRECIATION AND
AMORTIZATION                   26,343,402     (5,668,282)      20,675,120      (501,196)      20,173,924
                             ---------------------------------------------------------------------------
Interest Expense (1)          (11,465,586)     2,812,706       (8,652,880)      169,696       (8,483,184)
Depreciation &
Amortization                  (10,226,446)     1,034,646       (9,191,800)            -       (9,191,800)
                             ---------------------------------------------------------------------------
TOTAL OTHER INCOME
(EXPENSES)                    (21,692,032)     3,847,352      (17,844,680)      169,696      (17,674,984)
                             ---------------------------------------------------------------------------
EQUITY IN INCOME OF
PARTNERSHIPS AND JVS                           1,820,930        1,820,930                      1,820,930
                             ---------------------------------------------------------------------------
Gains (losses) on sales
of interests in Real
Estate                          6,228,839              -        6,228,839             -        6,228,839
                             ---------------------------------------------------------------------------
Income before Minority
Interest                       10,880,209              -       10,880,209      (331,500)      10,548,709
                             ---------------------------------------------------------------------------
Minority Interest in
Properties                       (310,751)                       (310,751)                      (310,751)
                             ---------------------------------------------------------------------------
Minority Interest of
O.P. Unitholders                 (989,253)             -         (989,253)            -         (989,253)
                             ---------------------------------------------------------------------------
Income from Operations          9,580,205              -        9,580,205      (331,500)       9,248,705
                             ---------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Discontinued
Operations                              -              -                -       331,500          331,500
Equity in Income of
partnerships and JVs                                                                                   -
Minority interest in
properties

Minority Interest of
O.P. Unitholders               (2,382,461)             -       (2,382,461)            -       (2,382,461)

Gain (losses) on
Disposition of
Discontinued Operations        27,725,759              -       27,725,759             -       27,725,759
                             ---------------------------------------------------------------------------
TOTAL DISCONTINUED
OPERATIONS                     25,343,298              -       25,343,298       331,500       25,674,798
                             ---------------------------------------------------------------------------
Extraordinary item (Loss
on early extinguishment
of debt)                                -              -                -             -                -
                             ---------------------------------------------------------------------------
NET INCOME                    $34,923,503    $         -      $34,923,503   $         -      $34,923,503
                             ---------------------------------------------------------------------------

(1) Capitalized interest expense for the line of credit and construction loans of $418,715 is not included in the quarter ended 9/30/04 and $324,187 is not included in the quarter ended 9/30/03.

(2) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

PENNSYLVANIA REIT

FLASH REPORT-RECONCILIATION TO GAAP (SEPTEMBER 30, 2004)
QUARTERLY COMPARISON
FINANCIAL STATEMENT

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Q3 04
                                                                                         (3 MONTHS ENDED 9/30/04)
-----------------------------------------------------------------------------------------------------------------------------------
                                                  COMBINED        ADJUSTMENTS TO      SUBTOTAL            ASSETS HELD      TOTAL
                                                   TOTAL           EQUITY METHOD                           FOR SALE
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                        $48,084,263     $(6,481,109)       $41,603,154        $        -      $41,603,154
New                                                58,998,938               -         58,998,938                 -       58,998,938
Redevelopment                                       3,970,546               -          3,970,546                 -        3,970,546
Discontinued                                           98,400         (98,400)                 -        (7,027,500)      (7,027,500)
-----------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                        111,152,146      (6,579,509)       104,572,637        (7,027,500)      97,545,137
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                         16,795,228      (2,050,783)        14,744,445                 -       14,744,445
New                                                24,263,395               -         24,263,395                 -       24,263,395
Redevelopment                                       1,210,032               -          1,210,032                 -        1,210,032
Discontinued                                           19,481         (19,481)                 -        (4,409,236)      (4,409,236)
-----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                           42,288,136      (2,070,264)        40,217,872        (4,409,236)      35,808,636
-----------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                         31,289,035      (4,430,326)        26,858,709                 -       26,858,709
New                                                34,735,543               -         34,735,543                 -       34,735,543
Redevelopment                                       2,760,514               -          2,760,514                 -        2,760,514
Discontinued                                           78,919         (78,919)                 -        (2,618,264)      (2,618,264)
-----------------------------------------------------------------------------------------------------------------------------------
NOI                                                68,864,010      (4,509,245)        64,354,765        (2,618,264)      61,736,501
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                          1,831,296               -          1,831,296                 -        1,831,296
Interest Income                                       179,562               -            179,562                 -          179,562
General & Administrative:
Corporate Payroll and Benefits                     (7,335,945)              -         (7,335,945)                -       (7,335,945)
Other G&A Expenses                                 (4,199,168)              -         (4,199,168)                -      ( 4,199,168)
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                      59,339,755      (4,509,245)        54,830,510        (2,618,264)      52,212,246
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  (21,139,131)      2,010,883        (19,128,248)         $834,742      (18,293,506)
Depreciation and Amortization                     (23,686,272)      1,002,577        (22,683,695)                -      (22,683,695)
EQUITY IN INCOME OF PARTNERSHIP AND JVS                     -       1,495,785          1,495,785                 -        1,495,785
Gain (loss) on Sale of Interests in RE              1,529,183               -          1,529,183                 -        1,529,183
DISCONTINUED OPERATIONS:                                    -               -                  -
Income from Disposed Real Estate                            -               -                  -         1,783,522        1,783,522
Equity in income of partnership and JVs                     -               -                  -                 -                -
Minority Interest in properties                             -               -                  -            (5,038)          (5,038)
Minority Interest of O.P. Unitholders                (197,095)              -           (197,095)                -         (197,095)
Gain (loss) on Disposition of
Discontinued Operations                                     -               -                  -                 -                -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                        (197,095)              -           (197,095)        1,778,484        1,581,389
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest in Properties                       (53,268)              -            (53,268)            5,038          (48,230)
Extraordinary item (Loss on early
extinguishment of debt)                                     -               -                  -                 -                -
Minority Interest of OP Unit Holders               (1,525,300)              -         (1,525,300)                -       (1,525,300)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                         14,267,872               -         14,267,872                 -       14,267,872
-----------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                        (1,529,183)              -         (1,529,183)                -       (1,529,183)
Depreciation and Amor. of Real Estate              23,564,172               -         23,564,172                 -       23,564,172
Dividends on preferred shares                      (3,403,125)              -         (3,403,125)                -       (3,403,125)
FFO Adjustments                                     1,722,395               -          1,722,395                 -        1,722,395
-----------------------------------------------------------------------------------------------------------------------------------
FFO                                                34,622,131               -         34,622,131                 -       34,622,131
-----------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                 (1,269,906)              -         (1,269,906)                -       (1,269,906)
Recurring Capital Expenditures                     (2,812,227)              -         (2,812,227)                -       (2,812,227)
Tenant allowances                                  (1,349,309)              -         (1,349,309)                -       (1,349,309)
Amortization of Debt Premium                       (4,829,622)              -         (4,829,622)                -       (4,829,622)
Amortization of above- and below-market
lease intangibles                                     184,590               -            184,590                 -          184,590
-----------------------------------------------------------------------------------------------------------------------------------
FAD                                               $24,545,657      $        -        $24,545,657        $        -      $24,545,657
-----------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                                         $21,688,390
Share Price (at close)                                                                                                       $38.66
Weighted Average Number of Shares                                                                                        35,695,353
WA number of Shares and OP Units                                                                                         40,131,231
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE (BASIC)                                                                                                  $0.30
FFO/SHARE AND OP UNITS                                                                                                        $0.86
FAD/SHARE AND OP UNITS                                                                                                        $0.61
DIVIDEND/SHARE AND OP UNITS                                                                                                   $0.54
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Q3 03
                                                                                         (3 MONTHS ENDED 9/30/03)
-----------------------------------------------------------------------------------------------------------------------------------
                                                  COMBINED        ADJUSTMENTS TO      SUBTOTAL           ASSETS HELD      TOTAL
                                                    TOTAL          EQUITY METHOD                          FOR SALE
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                        $45,826,940     $(7,263,123)       $38,563,817          $      -      $38,563,817
New                                                 3,278,891      (1,176,197)         2,102,694                 -        2,102,694
Redevelopment                                       3,305,639               -          3,305,639                 -        3,305,639
Discontinued                                        1,509,751        (516,861)           992,890          (992,890)               -
-----------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                         53,921,221      (8,956,181)        44,965,040          (992,890)      43,972,150
-----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:
Same Store                                         17,588,364      (2,286,514)        15,301,850                 -       15,301,850
New                                                 1,389,060        (721,007)           668,053                 -          668,053
Redevelopment                                       1,197,273               -          1,197,273                 -        1,197,273
Discontinued                                          772,072        (280,378)           491,694          (491,694)               -
-----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                           20,946,769      (3,287,899)        17,658,870          (491,694)      17,167,176
-----------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                         28,238,576      (4,976,609)        23,261,967                 -       23,261,967
New                                                 1,889,831        (455,190)         1,434,641                 -        1,434,641
Redevelopment                                       2,108,366               -          2,108,366                 -        2,108,366
Discontinued                                          737,679        (236,483)           501,196          (501,196)               -
-----------------------------------------------------------------------------------------------------------------------------------
NOI                                                32,974,452      (5,668,282)        27,306,170          (501,196)      26,804,974
-----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                          1,475,135               -          1,475,135                 -        1,475,135
Interest Income                                       217,023               -            217,023                 -          217,023
General & Administrative:
Corporate Payroll and Benefits                     (4,274,156)              -         (4,274,156)                -       (4,274,156)
Other G&A Expenses                                 (4,049,052)              -         (4,049,052)                -       (4,049,052)
-----------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                      26,343,402      (5,668,282)        20,675,120          (501,196)      20,173,924
-----------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                  (11,465,586)      2,812,706         (8,652,880)          169,696       (8,483,184)
Depreciation and Amortization                     (10,226,446)      1,034,646         (9,191,800)                -       (9,191,800)
EQUITY IN INCOME OF PARTNERSHIP AND JVS                             1,820,930          1,820,930                 -        1,820,930
Gain (loss) on Sale of Interests in RE              6,228,839               -          6,228,839                 -        6,228,839
DISCONTINUED OPERATIONS:                                                    -                  -                 -                -
Income from Disposed Real Estate                            -               -                  -           331,500          331,500
Equity in income of partnership and JVs                     -               -                  -                 -                -
Minority Interest in properties
Minority Interest of O.P. Unitholders              (2,382,461)              -         (2,382,461)                -       (2,382,461)
Gain (loss) on Disposition of
Discontinued Operations                            27,725,759               -         27,725,759                 -       27,725,759
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                      25,343,298               -         25,343,298           331,500       25,674,798
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest in Properties                      (310,751)              -           (310,751)                -         (310,751)
Extraordinary item (Loss on early
extinguishment of debt)                                     -               -                  -                 -                -
Minority Interest of OP Unit Holders                 (989,253)              -           (989,253)                -         (989,253)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                         34,923,503               -         34,923,503                 -       34,923,503
-----------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                       (33,954,598)              -        (33,954,598)                -      (33,954,598)
Depreciation and Amor. of Real Estate              10,226,446               -         10,226,446                 -       10,226,446
Dividends on preferred shares                               -               -                  -                 -                -
FFO Adjustments                                     3,306,714               -          3,306,714                 -        3,306,714
-----------------------------------------------------------------------------------------------------------------------------------
FFO                                                14,502,065               -         14,502,065                 -       14,502,065
-----------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                   (765,238)              -           (765,238)                -         (765,238)
Recurring Capital Expenditures                       (231,073)              -           (231,073)                -         (231,073)
Tenant allowances                                    (591,471)              -           (591,471)                -         (591,471)
Amortization of Debt Premium                       (1,742,283)              -         (1,742,283)                -       (1,742,283)
Amortization of above- and below-market
lease intangibles                                     237,319               -                  -                 -          237,319
-----------------------------------------------------------------------------------------------------------------------------------
FAD                                               $11,409,319        $      -        $11,172,000        $        -      $11,409,319
-----------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                                         $12,718,682
Share Price (at close)                                                                                                       $33.45
Weighted Average Number of Shares                                                                                        19,488,367
WA number of Shares and OP Units                                                                                         21,537,479
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE (BASIC)                                                                                                  $1.79
FFO/SHARE AND OP UNITS                                                                                                        $0.67
FAD/SHARE AND OP UNITS                                                                                                        $0.53
DIVIDEND/SHARE AND OP UNITS                                                                                                   $0.51
-----------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET
Q304
-----------------------------------------------------------------------------------------------------------------------------------
                                                  COMBINED        ADJUSTMENTS TO                        ASSETS HELD
                                                    TOTAL          EQUITY METHOD      SUBTOTAL            FOR SALE        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost             $2,549,481,754   $(133,122,396)    $2,416,359,358      $ (8,102,171)  $2,408,257,187
Accumulated Depreciation                         (163,944,306)     31,124,661       (132,819,645)                -     (132,819,645)
Investment in and advances to Partnership
and JVs                                                     -      28,700,295         28,700,295                 -       28,700,295
Other Assets                                      307,677,276     (23,333,592)    $  284,343,684         8,102,171      292,445,855
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                   $2,693,214,724   $ (96,631,032)    $2,596,583,692      $          -   $2,596,583,692
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                 $1,366,090,242   $(108,055,084)    $1,258,035,158      $(17,228,605)  $1,240,806,553
Line of Credit                                    112,000,000               -        112,000,000                 -      112,000,000
Acquisition Term Loan &
Unsecured Line of Credit                                    -               -                  -                 -                -
Other Liabilities                                  81,738,638      11,424,052         93,162,690        17,228,605      110,391,295
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                              $1,559,828,880   $ (96,631,032)    $1,463,197,848      $          -   $1,463,197,848
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest                              $  132,774,526   $           -     $  132,774,526      $          -   $  132,774,526
Total Shareholders Equity                       1,000,611,318               -      1,000,611,318                 -    1,000,611,318
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY       $2,693,214,724   $ (96,631,032)    $2,596,583,692      $          -   $2,596,583,692
-----------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET
Q303
-----------------------------------------------------------------------------------------------------------------------------------
                                                  COMBINED        ADJUSTMENTS TO      SUBTOTAL           ASSETS HELD      TOTAL
                                                    TOTAL          EQUITY METHOD                          FOR SALE
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost             $1,310,068,606   $(148,350,893)    $1,161,717,713      $          0   $1,161,717,713
Accumulated Depreciation                          (97,376,388)     36,454,134        (60,922,254)                -      (60,922,254)
Investment in and advances to Partnership
and JVs                                             1,200,000      14,691,677         15,891,677                 -       15,891,677
Other Assets                                      175,110,969     (25,786,601)      $149,324,368                 -      149,324,368
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                   $1,389,003,187   $(122,991,683)    $1,266,011,504                 -   $1,266,011,504
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                 $  739,061,360   $(118,525,862)    $  620,535,498                 -   $  620,535,498
Line of Credit                                              -               -                  -                 -                -
Acquisition Term Loan &
Unsecured Line of Credit                                    -               -                  -                 -                -
Other Liabilities                                  43,344,764      (4,465,821)        38,878,943                 -       38,878,943
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                              $  782,406,124   $(122,991,683)    $  659,414,441                 -   $  659,414,441
-----------------------------------------------------------------------------------------------------------------------------------
Minority Interest                              $   64,261,590   $           -     $   64,261,590                 -   $   64,261,590
Total Shareholders Equity                         542,335,473               -        542,335,473                 -      542,335,473
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY       $1,389,003,187   $(122,991,683)    $1,266,011,504      $          -   $1,266,011,504
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (SEPTEMBER 30, 2004)

DEFINITIONS

FUNDS FROM OPERATIONS (FFO)

The National Association of Real Estate Investment Trusts ("NAREIT") defines Funds From Operations ("FFO") which is a non-GAAP measure, as income before gains (losses) on sales of property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnership and joint ventures to reflect funds from operations on the same basis. FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company's performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to FFO.

The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

NET OPERATING INCOME (NOI)

Net operating income ("NOI") which is a non-GAAP measure is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

FAD also referred to as Cash Available for Distributions (CAD) and adjusted FFO
(AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company's cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT's properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company feels to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA. The Company believes that net income is the most directly comparable GAAP measurement to EBITDA.

The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.


                                                                         PAGE 35